Registration No. 333-65048

811-07837

As Filed with the Securities and Exchange Commission on May 2, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 30	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 55	☒

Delaware Life Variable Account G

Registrant

Delaware Life Insurance Company

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Futurity Corporate VUL

Delaware Life Variable Account G

A Flexible Premium Variable Universal Life Insurance Policy

Prospectus

May 2, 2016

This prospectus describes the variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”) through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

ASSET ALLOCATION

MFS® Total Return Series (Service Class)

EMERGING MARKETS BOND

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

HIGH YIELD BOND

American Funds Insurance Series® High-Income Bond Fund (Class 2)

MFS® High Yield Portfolio (Service Class)

MFS® High Yield Portfolio (Initial Class)

INFLATION-PROTECTED BOND

PIMCO Real Return Portfolio (Administrative Class)

INTERMEDIATE TERM BOND

American Funds Insurance Series® Bond Fund (Class 2)

MFS® Corporate Bond Portfolio (Service Class)

MFS® Government Securities Portfolio (Service Class)

MFS® Total Return Bond Series (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

INTERNATIONAL/GLOBAL EQUITY

AB International Growth Portfolio (Class B)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Global Growth and Income Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Service Class 2)4

Invesco V.I. International Growth Fund (Series I Shares)

MFS® Global Research Portfolio (Service Class)

MFS® International Growth Portfolio (Service Class)

Templeton Foreign VIP Fund (Class 2)

Templeton Growth VIP Fund (Class 2)

INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Lord Abbett Series Fund, Inc. - International Opportunities Portfolio (Class VC)

MID CAP EQUITY

Delaware VIP Smid Cap Growth Series (Standard Class)

Dreyfus Investment Portfolios MidCap Stock Portfolio (Initial Shares)

Invesco V.I. Mid Cap Growth Fund (Series I Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Growth Series (Service Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I)

MONEY MARKET

MFS® U.S. Government Money Market Portfolio (Initial Class)6

LARGE CAP EQUITY

AB Growth and Income Portfolio (Class B)

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Blue Chip Income and Growth Fund (Class 2)

Dreyfus Stock Index Fund, Inc. (Initial Shares)

Fidelity® VIP Contrafund® Portfolio (Service Class 2)5

Fidelity® VIP Growth Portfolio (Service Class 2)4

Goldman Sachs Strategic Growth Fund (Institutional Class)

Goldman Sachs U.S. Equity Insights Fund (Institutional Class)

Invesco V.I. American Franchise Fund (Series I Shares)

Invesco V.I. Core Equity Fund (Series I Shares)

MFS® Blended Research Core Equity Portfolio (Service Class)

MFS® Core Equity Portfolio (Service Class)

MFS® Growth Series (Service Class)

MFS® Massachusetts Investors Growth Stock Portfolio (Service Class)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Value Series (Service Class)

Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)

Rydex Variable Trust Nova Fund3

Rydex Variable Trust NASDAQ-100® Fund3

T. Rowe Price Equity Income Portfolio

REAL ESTATE EQUITY

MFS® Global Real Estate Portfolio (Initial Class)

SHORT TERM BOND

MFS® Limited Maturity Portfolio (Initial Class)

SMALL CAP EQUITY

AB Small Cap Growth Portfolio (Class B)

Delaware VIP Small Cap Value Series (Standard Class)

Deutsche Small Cap Index VIP (Class B)

Invesco V.I. Small Cap Equity Fund (Series I Shares)

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Service Class)1

SPECIALTY/SECTOR EQUITY

AB Global Thematic Growth Portfolio (Class B)

MFS® Utilities Series (Service Class)

MULTI SECTOR BOND

MFS® Strategic Income Portfolio (Service Class)

[1]	On and after July 1, 2008, this investment option is not open to new premium or transfers.

[2]	On and after November 15, 2010, these investment options are not open to new premium or transfers.

[3]	This Fund does not have different share classes.

[4]	This Portfolio is in Variable Insurance Products Fund.

[5]	This Portfolio is in Variable Insurance Products Fund II.

[6]	Formerly known as MFS® Money Market Portfolio.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any sales load refund due at surrender, plus

•	any Enhanced Cash Surrender Value endorsement benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply.

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Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test. You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

If the Guideline Premium Test applies, You have a choice of two death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Account Value (Option B).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, You will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

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When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Expense Charge Applied to Premium is higher in the early Policy Years. “Expense Charge Applied to Premium” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within the later of 45 days after You sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

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The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium[1]		(as a% of premium)

Premium Tax	Upon premium receipt
Maximum Charge:		4%
Current Charge:		2%

DAC Tax	Upon premium receipt
Maximum Charge:		1.25%

Sales Load on Premium up to and Including Target Premium[2]	Upon premium receipt
Maximum Charge:		8.75%

Sales Load on Premium in Excess of Target Premium[2]	Upon premium receipt
Maximum Charge:		2.25%

Illustration Charge	Upon fulfillment of illustration request
Maximum Charge:		$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[3] Maximum Charge: Minimum Charge: Representative Owner Charge[4]: (male, preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.09

Mortality and Expense Risk Charge[5] Maximum Charge: Current Charge:	Daily	(On the assets allocated to the investment options in the Variable Account) 0.60% per year 0.40% per year

Monthly Expense Charge	At the beginning of each Policy Month	$13.75

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

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OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):

Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit (“APB”) Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge:

Representative Owner Cost of Insurance Charge[4]:

(male, preferred, non-tobacco,
Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.09

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2015. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES (deducted by the Fund on the average daily net assets of each Fund)
	Minimum	Maximum
Total Annual Fund Expenses (reflects management fees, distribution and/or service (12b-1) fees and other expenses)	0.27%	1.54%

[1]	The Expense Charge Applied to Premium is deducted from premium received.

[2]	The Sales Load on Premium up to and Including Target Premium in Policy Years 1-7 is guaranteed not to exceed 8.75%. The Load is not applicable beyond Policy Year 7. The Sales Load on Premium in Excess of Target Premium in Policy Years 1-7 is guaranteed not to exceed 2.25%. The Load is not applicable beyond Policy Year 7.

[3]	The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk Charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]	The charge varies based on the length of time the Rider has been in force and the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before December 31, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2009, the 2001 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, non-tobacco, Issue Age 80, Rider Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 26, Rider Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

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ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark L. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities law. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

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The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Variable Products Series Fund, Inc. Portfolios. Capital Research and Management Company advises the American Fund Insurance Series® Funds. Delaware Management Company advises the Delaware Series. The Dreyfus Corporation advises the Dreyfus Investment Portfolios MidCap Stock Portfolio and the Dreyfus Stock Index Fund, Inc. Deutsche Investment Management Americas, Inc. advises the Deutsche Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios. Goldman Sachs Asset Management, L.P. advises the Goldman Sachs Funds. Invesco Advisers, Inc. advises the Invesco Funds. Lord, Abbett & Co. LLC advises the Lord Abbett International Opportunities Portfolio. Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Neuberger Berman Management LLC advises the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio. OFI Global Asset Management, Inc. advises the Oppenheimer Capital Appreciation Fund/VA with OppenheimerFunds, Inc. serving as subadviser. Pacific Investment Management Company advises the PIMCO Variable Insurance Trust Portfolios. Security Investors, LLC advises the Rydex Variable Trust Funds. Templeton Investment Counsel, LLC advises Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund. T. Rowe Price Associates, Inc. advises the T. Rowe Price Equity Income Portfolio.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

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Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage on average daily net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflict

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets. Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940. An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or

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simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.” Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Guideline Premium Test vary by Attained Age, whereas those for the Cash Value Accumulation Test vary by Attained Age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not. You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax professional before deciding.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election, death benefit compliance test election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied, which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

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Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account and the Fixed Account;

•	the value of the amounts allocated to the Variable Account and the Fixed Account on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Variable Account and the Fixed Account.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the MFS® U.S. Government Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so. We may require satisfactory evidence of insurability before we accept such a premium. We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

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Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Office. An allocation change will be effective as of the date our Service Office receives your request for that change provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax-law limitations.

We will notify You if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider terminates. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Expense Charge Applied to Premium. Target Premium is equal to the (Specified Face Amount divided by 1000) multiplied by the Target Premium factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

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Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Expense Charges Applied to Premium for that Policy.

If You convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value, or

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies) if the Maturity Date Extension Rider is in effect, or

•	the termination of the Policy.

MATURITY DATE EXTENSION RIDER

You may elect to extend the maturity date beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies). No further premium will be accepted and no further deduction for Monthly Cost of Insurance will be made. The Base Death Benefit will be equal to the Account Value. There is no charge for this rider.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 100, not Attained Age 121, and may be subject to tax consequences. We recommend that You receive counsel from a qualified tax professional. This rider may not be available in all states.

ENHANCED CASH SURRENDER VALUE ENDORSEMENT

This endorsement provides an enhanced cash surrender value benefit if You surrender the Policy during the first ten Policy Years and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The benefit is a return of a certain percentage of premium paid. Percentages for each Policy Year are shown in this endorsement. The amount available for Policy loan or partial surrender will not increase due to this endorsement. For purposes of computing any Death Benefit, the Account Value will be increased by the amount of this endorsement. This endorsement may not be available in all states and is provided at no charge.

FIXED ACCOUNT ENDORSEMENT

All Policies include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option.

DIRECTED DEDUCTIONS ENDORSEMENT

All Policies include the Directed Deductions Endorsement. This endorsement gives the Owner the ability to direct from which investment options the Monthly Expense Charge, Monthly Cost of Insurance Charge and Mortality & Expense Risk Charge are taken. This endorsement may not be available in all states and is provided at no charge. If the Owner fails to provide direction on charge deductions, deductions will be allocated among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction.

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DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit and APB Rider Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

Death Benefit Options

The Policy has two death benefit options. You will be required to select one of them in the Policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and You will be deemed to have elected Option A, if You have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test.

Changes in the Death Benefit Option

If You have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order.

If You change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If You change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. Changing the death benefit option may have tax consequences. You should consult a qualified tax professional before changing the death benefit option.

APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Account Value multiplied by the applicable Death Benefit

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Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Account Value and b) the Account Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Base Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

After the end of the first Policy Year, You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Service Office in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increases.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, You will be required to make a partial surrender of the Policy. You should consult a qualified tax professional before decreasing the Specified Face Amount or APB Rider Face Amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

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We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options

The Account Value in the investment options on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the investment options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value in the investment options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account in the Variable Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to the investment options during the current Valuation Period, plus

•	any amounts transferred by You to the investment options during the current Valuation Period, minus

•	any amounts transferred by You from the investment options during the current Valuation Period, plus

•	that portion of any loan repayment including repayment of loan interest allocated to an investment option during the current Valuation Period, plus

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•	that portion of any interest credited to the Loan Account which is allocated to an investment option during the current Valuation Period; minus

•	that portion of any partial surrenders deducted from an investment option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from an investment option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the investment options, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the investment options, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the investment options.

A Sub-Account’s Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, plus or minus

•	a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from the investment options to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

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Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily and monthly deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request for the transfer provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the investment option’s value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

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•	the frequency of transfers; and

•	the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

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The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	the benefit payable under the Enhanced Cash Surrender Value endorsement, if any, plus

•	the Sales Load Refund at Surrender, if any.

Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Office. The amount of any partial surrender may not exceed the Account Value minus any outstanding

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Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences. The Total Face Amount may be reduced in connection with a partial surrender depending on the current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the partial surrender.

You may allocate a partial surrender among the Sub-Accounts. If You do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts of the Variable Account in the same proportion that the Account Value of each Sub-Account of the Variable Account bears to the aggregate Account Value less the Loan Account of all Sub-Accounts of the Variable Account on the date of partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value less the Loan Account of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If You do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

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•	the SEC, by order, permits postponement for the protection of policyowners;

•	an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Expense Charges Applied to Premium

We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 4% of premium but may exceed 4% in some states. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4% for all states.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premium in excess of Target Premium. There are no sales load charges after Policy Year 7. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender

If You surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which You surrendered the Policy.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. Unless You direct otherwise, we will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of

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each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.60% of assets. Our current effective annual rates as a percentage of assets are-

•	0.40% for Policy Years 1 through 10;

•	0.25% for Policy Years 11 through 20; and

•	0.20% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. Unless You direct otherwise, we will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)	is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Account Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)	is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1 of the Policy, multiplied by the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 and the representative owner charge is $0.09. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class, table rating, if any, and applicable mortality tables. We will, however, from time to time determine the applicable rates based on our expectations of future experience with

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respect to mortality, persistency, interest rates, expenses and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any person. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or after January 1, 2009, the rates are based on 125% of the 2001 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before December 31, 2008, the rates are based on 125% of the 1980 Commissioners Standard Ordinary Mortality Tables, unless the Insured has been rated a substandard risk.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

TERMINATION OF POLICY

The Policy will terminate at the earliest of-

•	the date we receive (in Good Order) your request to surrender, or

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death; or

•	the date of maturity.

OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

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Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in satisfactory written form. The assignment will then be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may-

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary; and

•	exercise all other rights in the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation. When You want to change or revoke a prior beneficiary designation, You have to specify that action. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, You must give us written notice of the requested action. The request must be filed at our Service Office and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date You signed the form, subject to any action taken before we receive it at our Service Office.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

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Conversion

You may convert the Policy into a flexible premium universal life policy during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. The new policy will be issued with the same Class and rating as the Policy without new evidence of the Insured’s insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

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•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held

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by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, MA 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

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In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2013, 2014, and 2015, $332,808, $320,190, and $584,583, respectively in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring

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on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

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IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables. The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax professional on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Separate Account. You bear the risk that You may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is

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restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

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The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution. If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

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Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

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Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely heavily on technology to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware, software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy value. For instance, systems failures and cyber-attacks may interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the

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Funds to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

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APPENDIX A -

GLOSSARY OF POLICY TERMS

Account Value - The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from the Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary - The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider - An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit - The death benefit under the APB Rider.

APB Rider Face Amount - The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk - The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age - The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit - The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day - Any day that we are open for business.

Cash Surrender Value - The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender and any benefit payable under the Enhanced Cash Surrender Value endorsement.

Class - The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage - The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit - The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided under the Enhanced Cash Surrender Value Endorsement.

Death Benefit Percentage - A percentage prescribed by the Internal Revenue Code to insure the Death Benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Due Proof - Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Expense Charges Applied to Premium - The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account - The portion of the Account Value funded by assets invested in our General Account.

Flat Extra - An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund - A mutual fund in which a Sub-Account invests.

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General Account - The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured - The person on whose life the Policy is issued.

Investment Option - The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date - The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age - The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date - The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account - An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium - The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day - The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance - A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and any APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge - A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium - The amount You pay as the premium minus Expense Charges Applied to Premium that is allocated to the investment options per your election.

Policy - The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt - The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month - A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

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Policy Net Amount at Risk - The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds - The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year - A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender - The portion of any premium paid in the Policy Year of surrender that we will refund if You surrender the Policy in the first three Policy Years.

SEC - Securities and Exchange Commission.

Service Office - Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, MA 02451, or such other address as we may specify to You by written notice.

Specified Face Amount - The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts - Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You, and the Fixed Account.

Target Premium - An amount of premium specified as such in the Policy, used to determine our Expense Charge Applied to Premium.

Target Premium Factor - Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount - The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit - A unit of measurement that we use to calculate the value of each investment option.

Unit Value - The value of each Unit of assets in an investment option.

Valuation Date - A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period - The period of time from one Valuation Date to the next Valuation Date. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account - Delaware Life Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

You - The owner of the Policy.

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APPENDIX B -

PRIVACY POLICY

Introduction

At Delaware Life, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Delaware Life

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Delaware Life

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services. Delaware Life provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf. Delaware Life is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Delaware Life is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Companies that share your information with third parties for marketing purposes must offer their customers an opt-out program. Because we do not share your information with third parties for such purposes or for any reason not allowed by law, an opt-out program is not needed nor required.

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Our Treatment of Information about Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

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The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-65048

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

FUTURITY CORPORATE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

May 2, 2016

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Corporate VUL prospectus, dated May 2, 2016. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Delaware Life Insurance Company is Delaware Life Holdings, LLC. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life Holdings, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account is fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company (the “Company”) as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi-reorganization), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The audited financial statements of Delaware Life Variable Account G as of December 31, 2015 and for the year then ended, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This

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compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your

3

Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2013, 2014, and 2015, were approximately $3,528,091, $2,340,825, and $1,771,394, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with Investment Start Dates on or after January 1, 2009, the cost of insurance rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables. For Policies with Investment Start Dates on or before December 31, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables.

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 4%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the “DAC tax” in the Policy and the Fee Table.

We also charge a current sales load of 8.75% in Policy Year 1, 7.25% in Policy Years 2-4 and 6.00% in Policy Years 5-7 on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. This sales load is guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium and 2.25% on premiums paid in excess of Target Premium. There are no sales load charges after the seventh Policy Year. Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the sales load for certain sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

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Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original Specified Face Amount if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included in this Statement of Additional Information. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

5

Delaware Life

Variable Account G

Financial Statements as of and for the Year Ended December 31, 2015 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2015

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements
Statement of Assets and Liabilities	2-10
Statement of Operations	11-25
Statement of Changes in Net Assets	26-60
Notes to the Financial Statements	61-96

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Participants of Delaware Life

Variable Account G:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Delaware Life Variable Account G of Delaware Life Insurance Company at December 31, 2015, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Delaware Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 2, 2016

Hartford, CT

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

Assets: Investments at fair value:	Shares	Cost	Value
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	1	$15	$16
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	19,281	459,795	574,180
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	84,528	1,436,941	1,554,468
AB VPS International Value Portfolio (Class A) Sub-Account (IVP)	70,653	1,015,184	955,227
AB VPS Small Cap Growth Portfolio (Class B) Sub-Account (A19)	56,965	1,096,943	928,531
AB VPS Small/Mid Cap Value Portfolio (Class A) Sub-Account (ASM)	5,045	105,048	87,222
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	18,312	320,345	357,264
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	26,232	723,267	536,968
American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308)	62,322	847,320	779,653
American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)	17,352	194,747	183,586
American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304)	23,016	642,844	602,781
American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)	7,283	96,891	89,801
American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)	8,257	187,232	197,351
American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)	10,055	692,015	680,621
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	8,140	375,388	366,605
American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)	25,767	286,621	233,446
American Funds Insurance Series International Fund Class 2 Sub-Account (300)	868,896	17,708,512	15,657,509
Blackrock Global Allocation V.I. Fund (Class I) Sub-Account (BLG)	18,217	311,571	274,893
BlackRock Value Opportunities V.I. (Class I) Sub-Account (MSV)	15,732	392,795	365,608
Columbia Variable Portfolio—Loomis Sayles Growth Fund II Class 1 Sub-Account (C63)	—	2	3
Columbia Variable Portfolio—International Opportunities Fund Class 2 Sub-Account (C65)	2,077	32,995	36,455
Delaware VIP REIT Series (Standard Class) Sub-Account (DRS)	233,464	3,521,049	3,709,744
Delaware VIP Small Cap Value Series (Standard Class) Sub-Account (DSV)	186,575	7,210,103	6,291,313
Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (D37)	24,361	696,540	725,714
Deutsche Large Cap Value VIP Class A Sub-Account (001)	4,143	59,102	63,345
Deutsche Small Cap Index VIP Class A Sub-Account (SSI)	51,599	815,130	783,270
Deutsche Small Cap Index VIP Class B Sub-Account (D55)	132,738	1,668,571	2,013,632
Deutsche Small Mid Cap Value VIP Class A Sub-Account (S61)	55,111	935,525	880,128

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

Assets (continued): Investments at fair value (continued):	Shares	Cost	Value
Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (D18)	74,894	$1,424,333	$1,419,245
Dreyfus IP Technology Growth Portfolio (Initial Shares) Sub-Account (DTG)	15,150	260,664	269,365
Dreyfus Stock Index Fund, Inc. (Initial Shares) Sub-Account (DSI)	1,645,905	67,428,280	71,465,200
Dreyfus VIF Appreciation Portfolio (Initial Shares) Sub-Account (DCA)	56,267	2,540,345	2,544,968
Dreyfus VIF Developing Leaders Portfolio (Initial Shares) Sub-Account (DSC)	2,858	88,259	131,524
Dreyfus VIF Growth and Income Portfolio (Initial Shares) Sub-Account (DGI)	1,219	27,417	36,537
Dreyfus VIF Quality Bond Portfolio (Initial Shares) Sub-Account (DQB)	1,127	13,539	13,212
Fidelity VIP Balanced I Class Sub-Account (FVI)	18,306	304,952	297,836
Fidelity VIP Contrafund Portfolio (Initial Class) Sub-Account (FCN)	236,084	7,285,562	8,007,978
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	27,795	790,280	924,471
Fidelity VIP Equity-Income Portfolio (Initial Class) Sub-Account (FEI)	338,206	7,601,355	6,919,692
Fidelity VIP Freedom 2015 Portfolio (Initial Class) Sub-Account (FF1)	43,951	562,808	537,961
Fidelity VIP Freedom 2020 Portfolio (Initial Class) Sub-Account (FF2)	131,515	1,709,343	1,636,049
Fidelity VIP Freedom 2030 Portfolio (Initial Class) Sub-Account (FF3)	98,856	1,302,146	1,253,493
Fidelity VIP Growth & Income Portfolio (Initial Class) Sub-Account (FVG)	9,996	180,052	188,726
Fidelity VIP Growth Portfolio (Initial Class) Sub-Account (FGP)	153	7,717	10,040
Fidelity VIP Growth Portfolio (Service Class 2) Sub-Account (F99)	45,134	2,155,662	2,934,174
Fidelity VIP High Income Portfolio (Initial Class) Sub-Account (FHI)	121,839	698,075	603,101
Fidelity VIP Index 500 Portfolio (Initial Class) Sub-Account (FIP)	45,463	9,679,979	9,384,946
Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Sub-Account (FIG)	3,979,507	50,889,364	49,226,504
Fidelity VIP Mid Cap Portfolio (Initial Class) Sub-Account (FMC)	248,842	8,699,907	8,124,692
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	20,881,240	20,881,240	20,881,240
Fidelity VIP Overseas Portfolio (Initial Class) Sub-Account (FOF)	9,390	187,434	179,153
Fidelity VIP Overseas Portfolio (Service Class 2) Sub-Account (F91)	43,463	672,106	821,880
First Eagle Overseas Variable Fund Sub-Account (FE3)	32,984	936,528	818,327
Franklin Templeton Foreign VIP Fund Class 1 Sub-Account (TFS)	231,798	3,806,444	3,120,001
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	24,647	362,554	325,337
Franklin Templeton Growth VIP Fund Class 1 Sub-Account (TSF)	390,118	4,804,001	5,282,204
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	3,261	39,191	43,432

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

Assets (continued): Investments at fair value (continued):	Shares	Cost	Value
Franklin Templeton Mutual Shares VIP Fund Class 1 Sub-Account (FSS)	7,461	$149,869	$145,341
Franklin Templeton Small-Mid Cap Growth VIP Fund Class 1 Sub-Account (FSC)	75,890	1,916,938	1,448,744
Franklin Templeton VIP Global Real Estate Fund (Class 1) Sub-Account (FRE)	11,419	170,627	181,912
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	5,628	75,203	94,050
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	58,152	2,173,734	3,332,091
Invesco V.I. Comstock Fund Series I Sub-Account (VCP)	51,163	922,404	898,938
Invesco V.I. Core Equity Fund I Sub-Account (A39)	3,205	91,711	108,452
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	118,667	2,588,568	2,325,867
Invesco V.I. International Growth Fund I Sub-Account (A21)	60,803	1,989,594	2,036,278
Invesco V.I. Mid Cap Core Equity Fund I Sub-Account (A22)	19,806	273,499	240,043
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (I84)	10,901	46,791	58,648
Invesco V.I. Small Cap Equity Fund I Sub-Account (I76)	1,684	35,205	29,701
Janus Aspen Perkins Mid Cap Value Portfolio Institutional Class Sub-Account (MVP)	66,468	1,088,241	1,077,439
JPMorgan Insurance Trust Core Bond Portfolio (Class 1) Sub-Account (JM7)	949,685	10,757,336	10,361,059
JPMorgan Insurance Trust Small Cap Core Portfolio (Class 1) Sub-Account (J43)	42,399	673,720	871,715
JPMorgan Insurance Trust U.S Equity Portfolio (Class 1) Sub-Account (J32)	8,172	157,394	208,382
Lazard Retirement Emerging Markets Equity Portfolio Investor Class Sub-Account (LRI)	368,727	6,753,501	5,718,955
Lord Abbett Series Fund- International Opportunities Portfolio VC Sub-Account (L27)	11,915	104,906	97,943
MFS VIT Total Return Series Initial Class Sub-Account (M07)	351,547	7,988,972	7,944,966
MFS VIT Total Return Series Service Class Sub-Account (M35)	203,540	4,469,050	4,530,803
MFS VIT I Growth Series Initial Class Sub-Account (M31)	16,582	512,996	666,107
MFS VIT I Growth Series Service Class Sub-Account (M80)	21,320	635,549	833,410
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	240,350	1,689,062	1,973,276
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	52,774	349,482	414,277
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	76,261	1,391,845	1,101,968
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	316,180	4,246,757	4,110,338
MFS VIT I Research Series Initial Class Sub-Account (M33)	3,806	100,440	101,542
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	49,477	1,671,677	1,264,632
MFS VIT I Utilities Series Service Class Sub-Account (M40)	1,144	38,268	28,776
MFS VIT I Value Series Initial Class Sub-Account (M83)	654,823	12,834,492	12,042,194
MFS VIT I Value Series Service Class Sub-Account (M08)	65,626	1,262,667	1,189,137
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB4)	428	14,589	20,802

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

Assets (continued): Investments at fair value (continued):	Shares	Cost	Value
MFS VIT II Blended Research Core Equity Portfolio S Class Sub-Account (MB7)	12,520	$406,901	$604,193
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	531,705	6,321,112	5,933,830
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	14,412	166,827	158,965
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	18,739	239,060	395,402
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	94,205	1,313,430	1,091,835
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,328	21,348	27,723
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	35,335	624,459	866,426
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	1,195,590	15,776,817	15,207,903
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	5,135	65,908	64,912
MFS VIT II High Yield Portfolio Initial Class Sub-Account (MA6)	116,405	678,682	632,079
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	21,261	122,036	114,171
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	221,758	2,997,240	2,787,501
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	164,469	2,138,554	2,052,577
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	168,941	3,829,843	3,794,414
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	1,611	21,187	26,383
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	29,071	334,797	471,524
MFS VIT II Money Market Portfolio Initial Class Sub-Account (MD8)	77,160,544	77,160,547	77,160,544
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	127,337	1,797,676	1,763,612
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	29,204	263,766	267,804
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (MB8)	159,944	2,403,466	1,965,711
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	607,816	7,960,384	8,235,900
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	1,586,623	16,332,171	16,088,359
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	477,479	4,388,206	3,743,432
Morgan Stanley UIF Mid Cap Growth Portfolio Class I Sub-Account (VMG)	17,255	171,507	173,069
Neuberger Berman AMT Large Cap Value Portfolio Fund Class 1 Sub-Account (NPP)	578	8,661	7,621
Neuberger Berman AMT Mid-Cap Growth Portfolio Class I Sub-Account (NMC)	515	13,468	11,696

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

Assets (continued): Investments at fair value (continued):	Shares	Cost	Value
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1 Sub-Account (NAR)	2,410	$37,884	$38,196
Neuberger Berman AMT Short Duration Bond Portfolio Class I Sub-Account (NLM)	40,701	432,492	428,174
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (O01)	24,570	1,323,205	1,363,393
Oppenheimer Global Fund/VA (Non-Service Shares) Sub-Account (OGS)	42,983	1,756,182	1,633,344
Oppenheimer Main Street Small Cap Fund/VA (Non-Service Shares) Sub-Account (OSC)	56,459	1,289,243	1,203,714
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	35,991	382,852	248,697
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	83,520	1,126,564	977,188
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	365,165	4,713,201	4,356,414
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	1,474,033	16,527,011	15,595,271
Royce Capital Fund—Small-Cap Portfolio Investment Class Sub-Account (SCP)	289,291	3,437,642	2,438,723
Rydex VT Nova Fund Sub-Account (R02)	96	12,274	14,897
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	809,335	16,769,172	18,622,792
T. Rowe Price Equity Income Portfolio Sub-Account (REI)	234,530	6,307,488	6,287,746
T. Rowe Price New America Growth Portfolio Sub-Account (RNA)	7,750	195,713	189,169
Wanger USA Sub-Account (W42)	18,255	668,964	579,595

Total investments		504,885,055	499,413,307

Total assets		$504,885,055	$499,413,307

Liabilities:
Payable to Sponsor			$—

Total liabilities			—

Net Assets			$499,413,307

[1]	Share amount is less than 1 share.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets:
A70[2]	—	$16
A71	23,549	574,180
AM2	53,868	1,554,468
IVP	96,775	955,227
A19	27,156	928,531
ASM	5,240	87,222
A54	17,923	357,264
A51	35,730	536,968
308	34,412	779,653
301	12,916	183,586
304	24,563	602,781
307	4,097	89,801
306	8,556	197,351
303	25,821	680,621
302	15,383	366,605
305	13,138	233,446
300	895,323	15,657,509
BLG	16,536	274,893
MSV	16,914	365,608
C63[2]	—	3
C65	3,490	36,455
DRS	124,774	3,709,744
DSV	241,557	6,291,313
D37	21,448	725,714
001	4,619	63,345
SSI	34,688	783,270
D55	65,643	2,013,632
S61	37,127	880,128
D18	61,862	1,419,245
DTG	10,065	269,365
DSI	3,596,137	71,465,200
DCA	108,494	2,544,968
DSC	6,405	131,524
DGI	1,681	36,537
DQB	606	13,212
FVI	13,244	297,836
FCN	172,991	8,007,978
F24	28,082	924,471
FEI	344,552	6,919,692
FF1	34,185	537,961
FF2	104,603	1,636,049

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets (continued):
FF3	78,674	$1,253,493
FVG	8,887	188,726
FGP	322	10,040
F99	119,712	2,934,174
FHI	31,331	603,101
FIP	282,455	9,384,946
FIG	2,024,711	49,226,504
FMC	408,897	8,124,692
FM8	1,760,703	20,881,240
FOF	9,741	179,153
F91	36,015	821,880
FE3	45,667	818,327
TFS	176,535	3,120,001
T20	13,364	325,337
TSF	206,564	5,282,204
F56	1,806	43,432
FSS	7,257	145,341
FSC	63,131	1,448,744
FRE	13,745	181,912
G31	3,785	94,050
V15	214,167	3,332,091
VCP	42,202	898,938
A39	4,226	108,452
IB1	102,116	2,325,867
A21	72,382	2,036,278
A22	11,851	240,043
I84	3,983	58,648
I76	1,849	29,701
MVP	55,982	1,077,439
JM7	754,255	10,361,059
J43	31,195	871,715
J32	7,589	208,382
LRI	413,046	5,718,955
L27	4,220	97,943
M07	682,063	7,944,966
M35	391,134	4,530,803
M31	40,515	666,107
M80	51,115	833,410
MF1	123,321	1,973,276
M41	25,671	414,277
M42	111,021	1,101,968

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets (continued):
M06	393,577	$4,110,338
M33	6,828	101,542
M44	145,351	1,264,632
M40	3,319	28,776
M83	802,818	12,042,194
M08	111,555	1,189,137
MB4	885	20,802
MB7	23,782	604,193
MC0	358,431	5,933,830
MA0	8,658	158,965
MC1	24,567	395,402
MC3	98,642	1,091,835
MC6	799	27,723
MC9	41,636	866,426
M96	630,355	15,207,903
MD2	3,804	64,912
MA6	59,915	632,079
MA3	4,627	114,171
M97	181,322	2,787,501
MD5	88,154	2,052,577
M98	252,357	3,794,414
MIS	1,404	26,383
MB3	20,318	471,524
MD8	5,760,748	77,160,544
ME2	95,558	1,763,612
MA7	15,224	267,804
MB8	94,286	1,965,711
MF6	197,809	8,235,900
MF2	1,390,966	16,088,359
MG3	213,189	3,743,432
VMG	6,444	173,069
NPP	332	7,621
NMC	364	11,696
NAR	1,630	38,196
NLM	25,399	428,174
O01	65,017	1,363,393
OGS	67,110	1,633,344
OSC	45,180	1,203,714
P10	39,940	248,697
PK8	60,452	977,188
P06	243,363	4,356,414

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

	Units	Value
Net Assets (continued):
P07	795,413	$15,595,271
SCP	141,882	2,438,723
R02	886	14,897
TBC	819,579	18,622,792
REI	240,069	6,287,746
RNA	7,435	189,169
W42	31,008	579,595

Total net assets		$499,413,307

[2]	Unit amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2015

	A70 Sub-Account	A71 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$—	$6,494	$948
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,780	7,648	53,505
Realized gain distributions	—	—	—

Net realized gains (losses)	1,780	7,648	53,505

Net change in unrealized appreciation/ (depreciation)	(1,317)	(8,071)	(72,426)

Net realized and change in unrealized gains (losses)	463	(423)	(18,921)

Increase (decrease) in net assets from operations	$463	$6,071	$(17,973)

	IVP Sub-Account	A19 Sub-Account	ASM Sub-Account
Income:
Dividend income	$24,659	$—	$737
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,619	5,675	(2,244)
Realized gain distributions	—	173,274	14,975

Net realized gains (losses)	21,619	178,949	12,731

Net change in unrealized appreciation/ (depreciation)	(46,252)	(202,094)	(18,637)

Net realized and change in unrealized gains (losses)	(24,633)	(23,145)	(5,906)

Increase (decrease) in net assets from operations	$26	$(23,145)	$(5,169)

	A54 Sub-Account	A51 Sub-Account	308 Sub-Account
Income:
Dividend income	$—	$—	$17,633
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	37,104	1,307	44,912
Realized gain distributions	—	155,485	143,584

Net realized gains (losses)	37,104	156,792	188,496

Net change in unrealized appreciation/ (depreciation)	(44,830)	(84,788)	(292,183)

Net realized and change in unrealized gains (losses)	(7,726)	72,004	(103,687)

Increase (decrease) in net assets from operations	$(7,726)	$72,004	$(86,054)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	301 Sub-Account	304 Sub-Account	307 Sub-Account
Income:
Dividend income	$3,545	$6,228	$1,767
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(6,103)	24,290	(67,369)
Realized gain distributions	6,033	55,377	—

Net realized gains (losses)	(70)	79,667	(67,369)

Net change in unrealized appreciation/ (depreciation)	(2,017)	(40,493)	(7,983)

Net realized and change in unrealized gains (losses)	(2,087)	39,174	(75,352)

Increase (decrease) in net assets from operations	$1,458	$45,402	$(73,585)

	306 Sub-Account	303 Sub-Account	302 Sub-Account
Income:
Dividend income	$—	$4,410	$4,159
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,536	(209,582)	(7,672)
Realized gain distributions	16,487	199,322	12,262

Net realized gains (losses)	23,023	(10,260)	4,590

Net change in unrealized appreciation/ (depreciation)	(20,138)	(21,509)	(11,794)

Net realized and change in unrealized gains (losses)	2,885	(31,769)	(7,204)

Increase (decrease) in net assets from operations	$2,885	$(27,359)	$(3,045)

	305 Sub-Account	300 Sub-Account	BLG Sub-Account
Income:
Dividend income	$15,878	$272,591	$3,211
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(29,919)	555,731	(1,145)
Realized gain distributions	—	888,278	14,678

Net realized gains (losses)	(29,919)	1,444,009	13,533

Net change in unrealized appreciation/ (depreciation)	(6,695)	(2,634,355)	(20,728)

Net realized and change in unrealized gains (losses)	(36,614)	(1,190,346)	(7,195)

Increase (decrease) in net assets from operations	$(20,736)	$(917,755)	$(3,984)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MSV Sub-Account	C63 Sub-Account	C65 Sub-Account
Income:
Dividend income	$1,037	$—	$114
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	676	31,668	389
Realized gain distributions	21,611	—	—

Net realized gains (losses)	22,287	31,668	389

Net change in unrealized appreciation/ (depreciation)	(32,197)	(23,597)	(803)

Net realized and change in unrealized gains (losses)	(9,910)	8,071	(414)

Increase (decrease) in net assets from operations	$(8,873)	$8,071	$(300)

	DRS Sub-Account	DSV Sub-Account	D37 Sub-Account
Income:
Dividend income	$68,268	$63,180	$3,920
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,075,881	163,606	25,759
Realized gain distributions	—	918,563	84,081

Net realized gains (losses)	1,075,881	1,082,169	109,840

Net change in unrealized appreciation/ (depreciation)	(765,833)	(1,518,425)	(35,984)

Net realized and change in unrealized gains (losses)	310,048	(436,256)	73,856

Increase (decrease) in net assets from operations	$378,316	$(373,076)	$77,776

	001 Sub-Account	SSI Sub-Account	D55 Sub-Account
Income:
Dividend income	$991	$9,253	$14,844
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	506	11,150	211,444
Realized gain distributions	2,998	66,637	143,723

Net realized gains (losses)	3,504	77,787	355,167

Net change in unrealized appreciation/ (depreciation)	(9,410)	(124,373)	(444,853)

Net realized and change in unrealized gains (losses)	(5,906)	(46,586)	(89,686)

Increase (decrease) in net assets from operations	$(4,915)	$(37,333)	$(74,842)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	S61 Sub-Account	D18 Sub-Account	DTG Sub-Account
Income:
Dividend income	$1,033	$990	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,373	223,946	1,983
Realized gain distributions	29,671	25,846	27,162

Net realized gains (losses)	41,044	249,792	29,145

Net change in unrealized appreciation/ (depreciation)	(75,622)	(252,050)	(16,989)

Net realized and change in unrealized gains (losses)	(34,578)	(2,258)	12,156

Increase (decrease) in net assets from operations	$(33,545)	$(1,268)	$12,156

	DSI Sub-Account	DCA Sub-Account	DSC Sub-Account
Income:
Dividend income	$770,929	$52,554	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,709,750	340,713	3,563
Realized gain distributions	958,000	150,507	2,020

Net realized gains (losses)	4,667,750	491,220	5,583

Net change in unrealized appreciation/ (depreciation)	(4,935,315)	(606,790)	(8,670)

Net realized and change in unrealized gains (losses)	(267,565)	(115,570)	(3,087)

Increase (decrease) in net assets from operations	$503,364	$(63,016)	$(3,087)

	DGI Sub-Account	DQB Sub-Account	FVI Sub-Account
Income:
Dividend income	$311	$266	$5,021
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,678	(53)	14,319
Realized gain distributions	3,166	—	27,720

Net realized gains (losses)	4,844	(53)	42,039

Net change in unrealized appreciation/ (depreciation)	(4,559)	(425)	(35,280)

Net realized and change in unrealized gains (losses)	285	(478)	6,759

Increase (decrease) in net assets from operations	$596	$(212)	$11,780

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	FCN Sub-Account	F24 Sub-Account	FEI Sub-Account
Income:
Dividend income	$86,014	$7,641	$232,140
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	831,460	257,706	306,354
Realized gain distributions	868,498	138,647	723,761

Net realized gains (losses)	1,699,958	396,353	1,030,115

Net change in unrealized appreciation/ (depreciation)	(1,761,214)	(388,691)	(1,534,309)

Net realized and change in unrealized gains (losses)	(61,256)	7,662	(504,194)

Increase (decrease) in net assets from operations	$24,758	$15,303	$(272,054)

	FF1 Sub-Account	FF2 Sub-Account	FF3 Sub-Account
Income:
Dividend income	$10,217	$31,350	$22,560
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	23,238	126,940	42,130
Realized gain distributions	3,463	7,972	6,458

Net realized gains (losses)	26,701	134,912	48,588

Net change in unrealized appreciation/ (depreciation)	(29,106)	(109,450)	(49,989)

Net realized and change in unrealized gains (losses)	(2,405)	25,462	(1,401)

Increase (decrease) in net assets from operations	$7,812	$56,812	$21,159

	FVG Sub-Account	FGP Sub-Account	F99 Sub-Account
Income:
Dividend income	$4,194	$26	$946
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	35,877	6,007	41,699
Realized gain distributions	14,523	1,977	54,779

Net realized gains (losses)	50,400	7,984	96,478

Net change in unrealized appreciation/ (depreciation)	(64,249)	(5,328)	69,628

Net realized and change in unrealized gains (losses)	(13,849)	2,656	166,106

Increase (decrease) in net assets from operations	$(9,655)	$2,682	$167,052

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	FHI Sub-Account	FIP Sub-Account	FIG Sub-Account
Income:
Dividend income	$47,345	$217,932	$1,272,740
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(27,870)	(43,272)	(215,395)
Realized gain distributions	—	10	31,906

Net realized gains (losses)	(27,870)	(43,262)	(183,489)

Net change in unrealized appreciation/ (depreciation)	(50,262)	(301,374)	(1,508,363)

Net realized and change in unrealized gains (losses)	(78,132)	(344,636)	(1,691,852)

Increase (decrease) in net assets from operations	$(30,787)	$(126,704)	$(419,112)

	FMC Sub-Account	FM8 Sub-Account	FOF Sub-Account
Income:
Dividend income	$42,556	$1,744	$2,554
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	146,125	—	20,832
Realized gain distributions	959,820	—	189

Net realized gains (losses)	1,105,945	—	21,021

Net change in unrealized appreciation/ (depreciation)	(1,256,066)	—	(8,060)

Net realized and change in unrealized gains (losses)	(150,121)	—	12,961

Increase (decrease) in net assets from operations	$(107,565)	$1,744	$15,515

	F91 Sub-Account	FE3 Sub-Account	TFS Sub-Account
Income:
Dividend income	$9,882	$5,382	$114,256
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	25,044	(2,227)	131,847
Realized gain distributions	875	54,525	107,143

Net realized gains (losses)	25,919	52,298	238,990

Net change in unrealized appreciation/ (depreciation)	(6,376)	(56,720)	(555,254)

Net realized and change in unrealized gains (losses)	19,543	(4,422)	(316,264)

Increase (decrease) in net assets from operations	$29,425	$960	$(202,008)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	T20 Sub-Account	TSF Sub-Account	F56 Sub-Account
Income:
Dividend income	$13,025	$161,469	$1,215
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,641	19,432	(250)
Realized gain distributions	13,304	—	—

Net realized gains (losses)	14,945	19,432	(250)

Net change in unrealized appreciation/ (depreciation)	(50,621)	(536,000)	(3,998)

Net realized and change in unrealized gains (losses)	(35,676)	(516,568)	(4,248)

Increase (decrease) in net assets from operations	$(22,651)	$(355,099)	$(3,033)

	FSS Sub-Account	FSC Sub-Account	FRE Sub-Account
Income:
Dividend income	$7,795	$—	$6,189
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,171	31,203	5,539
Realized gain distributions	15,697	354,982	—

Net realized gains (losses)	27,868	386,185	5,539

Net change in unrealized appreciation/ (depreciation)	(43,878)	(436,480)	(12,040)

Net realized and change in unrealized gains (losses)	(16,010)	(50,295)	(6,501)

Increase (decrease) in net assets from operations	$(8,215)	$(50,295)	$(312)

	G31 Sub-Account	V15 Sub-Account	VCP Sub-Account
Income:
Dividend income	$1,330	$—	$18,588
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,654	10,333	(6,077)
Realized gain distributions	5,882	17,719	2,632

Net realized gains (losses)	11,536	28,052	(3,445)

Net change in unrealized appreciation/ (depreciation)	(13,259)	131,648	(85,797)

Net realized and change in unrealized gains (losses)	(1,723)	159,700	(89,242)

Increase (decrease) in net assets from operations	$(393)	$159,700	$(70,654)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	A39 Sub-Account	IB1 Sub-Account	A21 Sub-Account
Income:
Dividend income	$1,302	$75,701	$31,737
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,370	100,591	28,120
Realized gain distributions	11,911	393,391	—

Net realized gains (losses)	14,281	493,982	28,120

Net change in unrealized appreciation/ (depreciation)	(22,079)	(641,323)	(116,694)

Net realized and change in unrealized gains (losses)	(7,798)	(147,341)	(88,574)

Increase (decrease) in net assets from operations	$(6,496)	$(71,640)	$(56,837)

	A22 Sub-Account	I84 Sub-Account	I76 Sub-Account
Income:
Dividend income	$1,586	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(25,391)	552	1,363
Realized gain distributions	42,582	4,668	6,341

Net realized gains (losses)	17,191	5,220	7,704

Net change in unrealized appreciation/ (depreciation)	(16,214)	(4,579)	(9,539)

Net realized and change in unrealized gains (losses)	977	641	(1,835)

Increase (decrease) in net assets from operations	$2,563	$641	$(1,835)

	AI6 Sub-Account[3]	MVP Sub-Account	JM7 Sub-Account
Income:
Dividend income	$—	$15,937	$368,041
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,498	(186,416)	(32,609)
Realized gain distributions	—	130,139	—

Net realized gains (losses)	12,498	(56,277)	(32,609)

Net change in unrealized appreciation/ (depreciation)	(17,734)	(25,226)	(396,749)

Net realized and change in unrealized gains (losses)	(5,236)	(81,503)	(429,358)

Increase (decrease) in net assets from operations	$(5,236)	$(65,566)	$(61,317)

[3]	Invesco V.I. Value Opportunities Fund Series I Sub-Account (AI6) has no net assets as of December 31, 2015 and therefore do not appear on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	J43 Sub-Account	J32 Sub-Account	LRI Sub-Account
Income:
Dividend income	$1,355	$1,392	$39,477
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	26,419	6,340	(100,395)
Realized gain distributions	95,615	5,623	8,436

Net realized gains (losses)	122,034	11,963	(91,959)

Net change in unrealized appreciation/ (depreciation)	(172,691)	(15,527)	(588,009)

Net realized and change in unrealized gains (losses)	(50,657)	(3,564)	(679,968)

Increase (decrease) in net assets from operations	$(49,302)	$(2,172)	$(640,491)

	L27 Sub-Account	M07 Sub-Account	M35 Sub-Account
Income:
Dividend income	$814	$204,121	$121,942
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(373)	114,210	19,694
Realized gain distributions	7,499	290,372	192,919

Net realized gains (losses)	7,126	404,582	212,613

Net change in unrealized appreciation/ (depreciation)	2,182	(637,496)	(371,453)

Net realized and change in unrealized gains (losses)	9,308	(232,914)	(158,840)

Increase (decrease) in net assets from operations	$10,122	$(28,793)	$(36,898)

	M31 Sub-Account	M80 Sub-Account	MF1 Sub-Account
Income:
Dividend income	$1,027	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,604	8,952	168,252
Realized gain distributions	35,740	46,189	284,353

Net realized gains (losses)	41,344	55,141	452,605

Net change in unrealized appreciation/ (depreciation)	5,157	1,594	(342,738)

Net realized and change in unrealized gains (losses)	46,501	56,735	109,867

Increase (decrease) in net assets from operations	$47,528	$56,735	$109,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	M41 Sub-Account	M42 Sub-Account	M06 Sub-Account
Income:
Dividend income	$—	$—	$137,436
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,143	(8,546)	7,058
Realized gain distributions	43,573	39,052	—

Net realized gains (losses)	59,716	30,506	7,058

Net change in unrealized appreciation/ (depreciation)	(38,771)	(52,366)	(151,837)

Net realized and change in unrealized gains (losses)	20,945	(21,860)	(144,779)

Increase (decrease) in net assets from operations	$20,945	$(21,860)	$(7,343)

	M33 Sub-Account	M44 Sub-Account	M40 Sub-Account
Income:
Dividend income	$767	$63,828	$1,327
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,465	(42,883)	(125)
Realized gain distributions	7,918	105,410	2,328

Net realized gains (losses)	17,383	62,527	2,203

Net change in unrealized appreciation/ (depreciation)	(16,178)	(342,091)	(8,467)

Net realized and change in unrealized gains (losses)	1,205	(279,564)	(6,264)

Increase (decrease) in net assets from operations	$1,972	$(215,736)	$(4,937)

	M83 Sub-Account	M08 Sub-Account	MB4 Sub-Account
Income:
Dividend income	$333,891	$25,847	$336
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(31,281)	(617)	662
Realized gain distributions	837,927	72,864	1,633

Net realized gains (losses)	806,646	72,247	2,295

Net change in unrealized appreciation/ (depreciation)	(1,174,669)	(109,227)	(2,378)

Net realized and change in unrealized gains (losses)	(368,023)	(36,980)	(83)

Increase (decrease) in net assets from operations	$(34,132)	$(11,133)	$253

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MB7 Sub-Account	MC0 Sub-Account	MA0 Sub-Account
Income:
Dividend income	$8,266	$241,075	$6,425
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,923	(3,377)	4,056
Realized gain distributions	48,174	42,475	1,209

Net realized gains (losses)	56,097	39,098	5,265

Net change in unrealized appreciation/ (depreciation)	(58,913)	(299,707)	(12,603)

Net realized and change in unrealized gains (losses)	(2,816)	(260,609)	(7,338)

Increase (decrease) in net assets from operations	$5,450	$(19,534)	$(913)

	MC1 Sub-Account	MC3 Sub-Account	MC6 Sub-Account
Income:
Dividend income	$1,260	$15,699	$270
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,802	(112,341)	544
Realized gain distributions	31,567	—	1,168

Net realized gains (losses)	39,369	(112,341)	1,712

Net change in unrealized appreciation/ (depreciation)	(42,007)	(118,148)	(2,360)

Net realized and change in unrealized gains (losses)	(2,638)	(230,489)	(648)

Increase (decrease) in net assets from operations	$(1,378)	$(214,790)	$(378)

	MC9 Sub-Account	M96 Sub-Account	MD2 Sub-Account
Income:
Dividend income	$9,118	$426,348	$7,208
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	14,519	(36,391)	(8,753)
Realized gain distributions	—	—	—

Net realized gains (losses)	14,519	(36,391)	(8,753)

Net change in unrealized appreciation/ (depreciation)	(32,464)	(318,668)	2,522

Net realized and change in unrealized gains (losses)	(17,945)	(355,059)	(6,231)

Increase (decrease) in net assets from operations	$(8,827)	$71,289	$977

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA6 Sub-Account	MA3 Sub-Account	M97 Sub-Account
Income:
Dividend income	$306,488	$8,371	$158,636
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(574,291)	(452)	(694,092)
Realized gain distributions	—	—	381,242

Net realized gains (losses)	(574,291)	(452)	(312,850)

Net change in unrealized appreciation/ (depreciation)	112,257	(13,228)	141,938

Net realized and change in unrealized gains (losses)	(462,034)	(13,680)	(170,912)

Increase (decrease) in net assets from operations	$(155,546)	$(5,309)	$(12,276)

	MD5 Sub-Account	M98 Sub-Account	MIS Sub-Account
Income:
Dividend income	$28,559	$185,027	$129
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(97,223)	940,793	414
Realized gain distributions	83,089	94,717	1,509

Net realized gains (losses)	(14,134)	1,035,510	1,923

Net change in unrealized appreciation/ (depreciation)	25,057	(640,994)	(2,054)

Net realized and change in unrealized gains (losses)	10,923	394,516	(131)

Increase (decrease) in net assets from operations	$39,482	$579,543	$(2)

	MB3 Sub-Account	MD8 Sub-Account	ME2 Sub-Account
Income:
Dividend income	$2,258	$7	$42,037
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,855	3	56,890
Realized gain distributions	28,508	—	17,660

Net realized gains (losses)	36,363	3	74,550

Net change in unrealized appreciation/ (depreciation)	(40,057)	(3)	(140,733)

Net realized and change in unrealized gains (losses)	(3,694)	—	(66,183)

Increase (decrease) in net assets from operations	$(1,436)	$7	$(24,146)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	MA7 Sub-Account	MB8 Sub-Account	MF6 Sub-Account
Income:
Dividend income	$15,574	$13,270	$338,265
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(662)	(25,117)	(119,349)
Realized gain distributions	—	376,342	—

Net realized gains (losses)	(662)	351,225	(119,349)

Net change in unrealized appreciation/ (depreciation)	(20,514)	(482,062)	(185,371)

Net realized and change in unrealized gains (losses)	(21,176)	(130,837)	(304,720)

Increase (decrease) in net assets from operations	$(5,602)	$(117,567)	$33,545

	MF2 Sub-Account	MG3 Sub-Account	VMG Sub-Account
Income:
Dividend income	$228,611	$40,548	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,053)	(68,778)	(360,277)
Realized gain distributions	—	659,645	265,536

Net realized gains (losses)	(1,053)	590,867	(94,741)

Net change in unrealized appreciation/ (depreciation)	(114,704)	(719,145)	9,950

Net realized and change in unrealized gains (losses)	(115,757)	(128,278)	(84,791)

Increase (decrease) in net assets from operations	$112,854	$(87,730)	$(84,791)

	NPP Sub-Account	NMC Sub-Account	NAR Sub-Account
Income:
Dividend income	$62	$—	$328
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,605	71	1,437
Realized gain distributions	623	991	977

Net realized gains (losses)	21,228	1,062	2,414

Net change in unrealized appreciation/ (depreciation)	(21,743)	(955)	(6,165)

Net realized and change in unrealized gains (losses)	(515)	107	(3,751)

Increase (decrease) in net assets from operations	$(453)	$107	$(3,423)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	NLM Sub-Account	O01 Sub-Account	OGS Sub-Account
Income:
Dividend income	$9,575	$1,235	$22,047
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(25,175)	122,540	31,911
Realized gain distributions	—	236,417	109,915

Net realized gains (losses)	(25,175)	358,957	141,826

Net change in unrealized appreciation/ (depreciation)	16,798	(308,185)	(162,683)

Net realized and change in unrealized gains (losses)	(8,377)	50,772	(20,857)

Increase (decrease) in net assets from operations	$1,198	$52,007	$1,190

	OSC Sub-Account	P10 Sub-Account	PK8 Sub-Account
Income:
Dividend income	$10,886	$11,855	$56,360
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,209	(14,513)	(36,980)
Realized gain distributions	179,678	—	5,238

Net realized gains (losses)	185,887	(14,513)	(31,742)

Net change in unrealized appreciation/ (depreciation)	(272,210)	(72,001)	(46,628)

Net realized and change in unrealized gains (losses)	(86,323)	(86,514)	(78,370)

Increase (decrease) in net assets from operations	$(75,437)	$(74,659)	$(22,010)

	P06 Sub-Account	P07 Sub-Account	SCP Sub-Account
Income:
Dividend income	$188,733	$888,003	$19,446
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,160,853)	184,569	(103,237)
Realized gain distributions	—	168,349	559,490

Net realized gains (losses)	(1,160,853)	352,918	456,253

Net change in unrealized appreciation/ (depreciation)	1,079,686	(925,028)	(840,334)

Net realized and change in unrealized gains (losses)	(81,167)	(572,110)	(384,081)

Increase (decrease) in net assets from operations	$107,566	$315,893	$(364,635)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR-ENDED DECEMBER 31, 2015

	R02 Sub-Account	TBC Sub-Account	REI Sub-Account
Income:
Dividend income	$—	$—	$344,823
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	331	5,668,966	687,176
Realized gain distributions	—	—	374,010

Net realized gains (losses)	331	5,668,966	1,061,186

Net change in unrealized appreciation/ (depreciation)	(440)	(2,754,841)	(2,739,260)

Net realized and change in unrealized gains (losses)	(109)	2,914,125	(1,678,074)

Increase (decrease) in net assets from operations	$(109)	$2,914,125	$(1,333,251)

	RNA Sub-Account	W42 Sub-Account
Income:
Dividend income	$—	$—
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,029,981	5,661
Realized gain distributions	19,484	89,103

Net realized gains (losses)	1,049,465	94,764

Net change in unrealized appreciation/ (depreciation)	(409,567)	(95,789)

Net realized and change in unrealized gains (losses)	639,898	(1,025)

Increase (decrease) in net assets from operations	$639,898	$(1,025)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A70 Sub-Account		A71 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$6,494	$4,445
Net realized gains (losses)	1,780	497	7,648	10,295
Net change in unrealized appreciation/ (depreciation)	(1,317)	(278)	(8,071)	21,121

Increase (decrease) in net assets from operations	463	219	6,071	35,861

Contract Owner Transactions:
Purchase payments received	—	—	136,459	57,739
Transfers between Sub-Accounts (including the Fixed Account), net	(6,624)	(92)	33,706	—
Withdrawals, surrenders and contract charges	(1)	(2,926)	(1)	(10,047)
Cost of insurance charges	(75)	(146)	(21,523)	(18,322)

Net accumulation activity	(6,700)	(3,164)	148,641	29,370

Total increase (decrease) in net assets	(6,237)	(2,945)	154,712	65,231
Net assets at beginning of year	6,253	9,198	419,468	354,237

Net assets at end of year	$16	$6,253	$574,180	$419,468

	AM2 Sub-Account		IVP Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$948	$—	$24,659	$29,320
Net realized gains (losses)	53,505	162,712	21,619	192,693
Net change in unrealized appreciation/ (depreciation)	(72,426)	(193,819)	(46,252)	(265,369)

Increase (decrease) in net assets from operations	(17,973)	(31,107)	26	(43,356)

Contract Owner Transactions:
Purchase payments received	18,688	16,795	6,671	6,667
Transfers between Sub-Accounts (including the Fixed Account), net	46,714	(379,327)	348,658	(538,622)
Withdrawals, surrenders and contract charges	(212,818)	(30,143)	(100,052)	—
Cost of insurance charges	(47,775)	(47,366)	(13,895)	(13,473)

Net accumulation activity	(195,191)	(440,041)	241,382	(545,428)

Total increase (decrease) in net assets	(213,164)	(471,148)	241,408	(588,784)
Net assets at beginning of year	1,767,632	2,238,780	713,819	1,302,603

Net assets at end of year	$1,554,468	$1,767,632	$955,227	$713,819

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A19 Sub-Account		ASM Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$737	$3,272
Net realized gains (losses)	178,949	93,373	12,731	57,583
Net change in unrealized appreciation/ (depreciation)	(202,094)	(120,014)	(18,637)	(34,603)

Increase (decrease) in net assets from operations	(23,145)	(26,641)	(5,169)	26,252

Contract Owner Transactions:
Purchase payments received	97	97	5,236	7,448
Transfers between Sub-Accounts (including the Fixed Account), net	166,358	211,263	(6,337)	(404,181)
Withdrawals, surrenders and contract charges	(1)	—	(3,691)	—
Cost of insurance charges	(14,824)	(12,436)	(2,827)	(6,807)

Net accumulation activity	151,630	198,924	(7,619)	(403,540)

Total increase (decrease) in net assets	128,485	172,283	(12,788)	(377,288)
Net assets at beginning of year	800,046	627,763	100,010	477,298

Net assets at end of year	$928,531	$800,046	$87,222	$100,010

	A54 Sub-Account		A51 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	37,104	1,734	156,792	204,662
Net change in unrealized appreciation/ (depreciation)	(44,830)	27,897	(84,788)	(202,483)

Increase (decrease) in net assets from operations	(7,726)	29,631	72,004	2,179

Contract Owner Transactions:
Purchase payments received	297	3,558	20,899	81,515
Transfers between Sub-Accounts (including the Fixed Account), net	9,322	34,452	(904,516)	360,068
Withdrawals, surrenders and contract charges	(58,945)	—	(20,781)	(501,315)
Cost of insurance charges	(2,448)	(2,864)	(22,280)	(31,077)

Net accumulation activity	(51,774)	35,146	(926,678)	(90,809)

Total increase (decrease) in net assets	(59,500)	64,777	(854,674)	(88,630)
Net assets at beginning of year	416,764	351,987	1,391,642	1,480,272

Net assets at end of year	$357,264	$416,764	$536,968	$1,391,642

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	308 Sub-Account		301 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$17,633	$50,480	$3,545	$5,970
Net realized gains (losses)	188,496	389,862	(70)	158
Net change in unrealized appreciation/ (depreciation)	(292,183)	(143,122)	(2,017)	9,466

Increase (decrease) in net assets from operations	(86,054)	297,220	1,458	15,594

Contract Owner Transactions:
Purchase payments received	40,766	104,624	231	335
Transfers between Sub-Accounts (including the Fixed Account), net	(457,836)	(757,022)	—	56
Withdrawals, surrenders and contract charges	(315,760)	(5,085)	(123,243)	—
Cost of insurance charges	(26,297)	(45,523)	(3,592)	(3,757)

Net accumulation activity	(759,127)	(703,006)	(126,604)	(3,366)

Total increase (decrease) in net assets	(845,181)	(405,786)	(125,146)	12,228
Net assets at beginning of year	1,624,834	2,030,620	308,732	296,504

Net assets at end of year	$779,653	$1,624,834	$183,586	$308,732

	304 Sub-Account		307 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$6,228	$3,952	$1,767	$2,337
Net realized gains (losses)	79,667	349,978	(67,369)	5,144
Net change in unrealized appreciation/ (depreciation)	(40,493)	(349,630)	(7,983)	(4,526)

Increase (decrease) in net assets from operations	45,402	4,300	(73,585)	2,955

Contract Owner Transactions:
Purchase payments received	24,965	25,997	24,604	27,610
Transfers between Sub-Accounts (including the Fixed Account), net	508,733	(435,905)	80,347	(2,739)
Withdrawals, surrenders and contract charges	(190,024)	(539,656)	(2,524)	(5,933)
Cost of insurance charges	(18,980)	(16,509)	(7,811)	(3,736)

Net accumulation activity	324,694	(966,073)	94,616	15,202

Total increase (decrease) in net assets	370,096	(961,773)	21,031	18,157
Net assets at beginning of year	232,685	1,194,458	68,770	50,613

Net assets at end of year	$602,781	$232,685	$89,801	$68,770

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	306 Sub-Account		303 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$230	$4,410	$4,210
Net realized gains (losses)	23,023	14,092	(10,260)	500,082
Net change in unrealized appreciation/ (depreciation)	(20,138)	(10,088)	(21,509)	(317,919)

Increase (decrease) in net assets from operations	2,885	4,234	(27,359)	186,373

Contract Owner Transactions:
Purchase payments received	17,144	17,144	8,053	27,575
Transfers between Sub-Accounts (including the Fixed Account), net	87	(566)	296,311	(2,235,514)
Withdrawals, surrenders and contract charges	—	(12,759)	(38,121)	(351)
Cost of insurance charges	(6,785)	(6,262)	(16,407)	(40,181)

Net accumulation activity	10,446	(2,443)	249,836	(2,248,471)

Total increase (decrease) in net assets	13,331	1,791	222,477	(2,062,098)
Net assets at beginning of year	184,020	182,229	458,144	2,520,242

Net assets at end of year	$197,351	$184,020	$680,621	$458,144

	302 Sub-Account		305 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$4,159	$2,485	$15,878	$29,189
Net realized gains (losses)	4,590	111,846	(29,919)	(3,241)
Net change in unrealized appreciation/ (depreciation)	(11,794)	(94,842)	(6,695)	(21,950)

Increase (decrease) in net assets from operations	(3,045)	19,489	(20,736)	3,998

Contract Owner Transactions:
Purchase payments received	2,166	—	—	1,554
Transfers between Sub-Accounts (including the Fixed Account), net	401,538	57,082	—	(40,903)
Withdrawals, surrenders and contract charges	(123,610)	(248,713)	(237,102)	—
Cost of insurance charges	(4,569)	(5,138)	(5,680)	(7,471)

Net accumulation activity	275,525	(196,769)	(242,782)	(46,820)

Total increase (decrease) in net assets	272,480	(177,280)	(263,518)	(42,822)
Net assets at beginning of year	94,125	271,405	496,964	539,786

Net assets at end of year	$366,605	$94,125	$233,446	$496,964

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	300 Sub-Account		BLG Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$272,591	$236,267	$3,211	$4,210
Net realized gains (losses)	1,444,009	1,617,215	13,533	21,782
Net change in unrealized appreciation/ (depreciation)	(2,634,355)	(2,376,204)	(20,728)	(21,464)

Increase (decrease) in net assets from operations	(917,755)	(522,722)	(3,984)	4,528

Contract Owner Transactions:
Purchase payments received	94,909	120,979	81,318	65,835
Transfers between Sub-Accounts (including the Fixed Account), net	3,179,124	(766,154)	20,863	(91,963)
Withdrawals, surrenders and contract charges	(2,249,559)	(1,445,976)	(3,125)	(55,238)
Cost of insurance charges	(210,961)	(191,145)	(8,606)	(8,449)

Net accumulation activity	813,513	(2,282,296)	90,450	(89,815)

Total increase (decrease) in net assets	(104,242)	(2,805,018)	86,466	(85,287)
Net assets at beginning of year	15,761,751	18,566,769	188,427	273,714

Net assets at end of year	$15,657,509	$15,761,751	$274,893	$188,427

	MSV Sub-Account		C63 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,037	$58	$—	$435
Net realized gains (losses)	22,287	3,215	31,668	45,130
Net change in unrealized appreciation/ (depreciation)	(32,197)	(2,112)	(23,597)	(26,031)

Increase (decrease) in net assets from operations	(8,873)	1,161	8,071	19,534

Contract Owner Transactions:
Purchase payments received	969	3,351	17,144	17,144
Transfers between Sub-Accounts (including the Fixed Account), net	352,940	55	(225,541)	(15,599)
Withdrawals, surrenders and contract charges	—	(2,808)	—	—
Cost of insurance charges	(2,098)	(1,249)	(1,103)	(6,608)

Net accumulation activity	351,811	(651)	(209,500)	(5,063)

Total increase (decrease) in net assets	342,938	510	(201,429)	14,471
Net assets at beginning of year	22,670	22,160	201,432	186,961

Net assets at end of year	$365,608	$22,670	$3	$201,432

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	C65 Sub-Account		DRS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$114	$9	$68,268	$66,429
Net realized gains (losses)	389	60	1,075,881	174,517
Net change in unrealized appreciation/ (depreciation)	(803)	(1,636)	(765,833)	983,589

Increase (decrease) in net assets from operations	(300)	(1,567)	378,316	1,224,535

Contract Owner Transactions:
Purchase payments received	6,208	6,111	356,685	331,471
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(1,610,831)	322,042
Withdrawals, surrenders and contract charges	—	—	(975,060)	(122,931)
Cost of insurance charges	(1,090)	(1,011)	(84,023)	(70,859)

Net accumulation activity	5,118	5,100	(2,313,229)	459,723

Total increase (decrease) in net assets	4,818	3,533	(1,934,913)	1,684,258
Net assets at beginning of year	31,637	28,104	5,644,657	3,960,399

Net assets at end of year	$36,455	$31,637	$3,709,744	$5,644,657

	DSV Sub-Account		D37 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$63,180	$45,567	$3,920	$409
Net realized gains (losses)	1,082,169	1,090,738	109,840	64,256
Net change in unrealized appreciation/ (depreciation)	(1,518,425)	(626,136)	(35,984)	(25,565)

Increase (decrease) in net assets from operations	(373,076)	510,169	77,776	39,100

Contract Owner Transactions:
Purchase payments received	253,096	371,418	15,616	17,407
Transfers between Sub-Accounts (including the Fixed Account), net	(1,187,027)	1,447,019	(13,505)	358,117
Withdrawals, surrenders and contract charges	(723,638)	(519,568)	(289,768)	(23,558)
Cost of insurance charges	(121,228)	(127,680)	(25,067)	(21,487)

Net accumulation activity	(1,778,797)	1,171,189	(312,724)	330,479

Total increase (decrease) in net assets	(2,151,873)	1,681,358	(234,948)	369,579
Net assets at beginning of year	8,443,186	6,761,828	960,662	591,083

Net assets at end of year	$6,291,313	$8,443,186	$725,714	$960,662

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	001 Sub-Account		SSI Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$991	$975	$9,253	$9,250
Net realized gains (losses)	3,504	495	77,787	87,182
Net change in unrealized appreciation/ (depreciation)	(9,410)	4,143	(124,373)	(55,219)

Increase (decrease) in net assets from operations	(4,915)	5,613	(37,333)	41,213

Contract Owner Transactions:
Purchase payments received	9,775	9,722	9,268	9,262
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	6,110	(38,031)
Withdrawals, surrenders and contract charges	—	—	(70,329)	(16,874)
Cost of insurance charges	(2,102)	(1,983)	(13,405)	(15,271)

Net accumulation activity	7,673	7,739	(68,356)	(60,914)

Total increase (decrease) in net assets	2,758	13,352	(105,689)	(19,701)
Net assets at beginning of year	60,587	47,235	888,959	908,660

Net assets at end of year	$63,345	$60,587	$783,270	$888,959

	D55 Sub-Account		S61 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$14,844	$14,744	$1,033	$6,930
Net realized gains (losses)	355,167	211,171	41,044	170,249
Net change in unrealized appreciation/ (depreciation)	(444,853)	(131,282)	(75,622)	(131,931)

Increase (decrease) in net assets from operations	(74,842)	94,633	(33,545)	45,248

Contract Owner Transactions:
Purchase payments received	2,956	2,999	197,922	1,210
Transfers between Sub-Accounts (including the Fixed Account), net	244,204	(99,085)	479,479	(415,961)
Withdrawals, surrenders and contract charges	(192,642)	(1,539)	(82,320)	(9,597)
Cost of insurance charges	(34,308)	(34,601)	(10,064)	(14,626)

Net accumulation activity	20,210	(132,226)	585,017	(438,974)

Total increase (decrease) in net assets	(54,632)	(37,593)	551,472	(393,726)
Net assets at beginning of year	2,068,264	2,105,857	328,656	722,382

Net assets at end of year	$2,013,632	$2,068,264	$880,128	$328,656

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	D18 Sub-Account		DTG Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$990	$6,906	$—	$—
Net realized gains (losses)	249,792	43,670	29,145	16,152
Net change in unrealized appreciation/ (depreciation)	(252,050)	28,683	(16,989)	(3,963)

Increase (decrease) in net assets from operations	(1,268)	79,259	12,156	12,189

Contract Owner Transactions:
Purchase payments received	25,785	19,023	74,655	41,671
Transfers between Sub-Accounts (including the Fixed Account), net	1,702,000	(54,615)	21,669	(24,588)
Withdrawals, surrenders and contract charges	(986,150)	(10,202)	—	—
Cost of insurance charges	(20,759)	(14,255)	(5,589)	(4,153)

Net accumulation activity	720,876	(60,049)	90,735	12,930

Total increase (decrease) in net assets	719,608	19,210	102,891	25,119
Net assets at beginning of year	699,637	680,427	166,474	141,355

Net assets at end of year	$1,419,245	$699,637	$269,365	$166,474

	DSI Sub-Account		DCA Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$770,929	$690,527	$52,554	$55,471
Net realized gains (losses)	4,667,750	5,765,901	491,220	306,924
Net change in unrealized appreciation/ (depreciation)	(4,935,315)	(1,348,370)	(606,790)	(114,561)

Increase (decrease) in net assets from operations	503,364	5,108,058	(63,016)	247,834

Contract Owner Transactions:
Purchase payments received	1,166,475	544,869	59,323	140,328
Transfers between Sub-Accounts (including the Fixed Account), net	38,316,570	(4,940,274)	(522,884)	28,573
Withdrawals, surrenders and contract charges	(5,768,538)	(4,651,418)	(2,450)	(17,599)
Cost of insurance charges	(736,096)	(724,385)	(43,880)	(43,348)

Net accumulation activity	32,978,411	(9,771,208)	(509,891)	107,954

Total increase (decrease) in net assets	33,481,775	(4,663,150)	(572,907)	355,788
Net assets at beginning of year	37,983,425	42,646,575	3,117,875	2,762,087

Net assets at end of year	$71,465,200	$37,983,425	$2,544,968	$3,117,875

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	DSC Sub-Account		DGI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$—	$—	$311	$252
Net realized gains (losses)	5,583	372,169	4,844	1,188
Net change in unrealized appreciation/ (depreciation)	(8,670)	(383,946)	(4,559)	1,644

Increase (decrease) in net assets from operations	(3,087)	(11,777)	596	3,084

Contract Owner Transactions:
Purchase payments received	7,434	7,998	4,273	4,478
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,365,473)	—	—
Withdrawals, surrenders and contract charges	—	(118,651)	(398)	—
Cost of insurance charges	(5,771)	(18,065)	(2,598)	(2,472)

Net accumulation activity	1,663	(1,494,191)	1,277	2,006

Total increase (decrease) in net assets	(1,424)	(1,505,968)	1,873	5,090
Net assets at beginning of year	132,948	1,638,916	34,664	29,574

Net assets at end of year	$131,524	$132,948	$36,537	$34,664

	DQB Sub-Account		FVI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$266	$2,828	$5,021	$12,549
Net realized gains (losses)	(53)	21,859	42,039	128,831
Net change in unrealized appreciation/ (depreciation)	(425)	(17,226)	(35,280)	(46,030)

Increase (decrease) in net assets from operations	(212)	7,461	11,780	95,350

Contract Owner Transactions:
Purchase payments received	2,264	2,246	25,188	32,116
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(487,603)	158,937
Withdrawals, surrenders and contract charges	(293)	(186,800)	(101,016)	(149,623)
Cost of insurance charges	(1,968)	(2,642)	(12,820)	(13,673)

Net accumulation activity	3	(187,196)	(576,251)	27,757

Total increase (decrease) in net assets	(209)	(179,735)	(564,471)	123,107
Net assets at beginning of year	13,421	193,156	862,307	739,200

Net assets at end of year	$13,212	$13,421	$297,836	$862,307

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FCN Sub-Account		F24 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$86,014	$91,284	$7,641	$11,415
Net realized gains (losses)	1,699,958	646,765	396,353	508,641
Net change in unrealized appreciation/ (depreciation)	(1,761,214)	311,777	(388,691)	(338,383)

Increase (decrease) in net assets from operations	24,758	1,049,826	15,303	181,673

Contract Owner Transactions:
Purchase payments received	138,333	361,786	45,596	45,631
Transfers between Sub-Accounts (including the Fixed Account), net	(1,760,845)	(322,522)	(354,298)	(713,829)
Withdrawals, surrenders and contract charges	(134,580)	(447,035)	(305,703)	(73,173)
Cost of insurance charges	(139,521)	(140,568)	(71,823)	(73,721)

Net accumulation activity	(1,896,613)	(548,339)	(686,228)	(815,092)

Total increase (decrease) in net assets	(1,871,855)	501,487	(670,925)	(633,419)
Net assets at beginning of year	9,879,833	9,378,346	1,595,396	2,228,815

Net assets at end of year	$8,007,978	$9,879,833	$924,471	$1,595,396

	FEI Sub-Account		FF1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$232,140	$224,203	$10,217	$16,473
Net realized gains (losses)	1,030,115	222,740	26,701	75,794
Net change in unrealized appreciation/ (depreciation)	(1,534,309)	217,897	(29,106)	(66,052)

Increase (decrease) in net assets from operations	(272,054)	664,840	7,812	26,215

Contract Owner Transactions:
Purchase payments received	19,671	58,792	34,479	170,692
Transfers between Sub-Accounts (including the Fixed Account), net	(718,959)	197,607	(216,183)	(144,865)
Withdrawals, surrenders and contract charges	(377)	(199,371)	(265,119)	(552,102)
Cost of insurance charges	(83,500)	(86,536)	(15,643)	(20,602)

Net accumulation activity	(783,165)	(29,508)	(462,466)	(546,877)

Total increase (decrease) in net assets	(1,055,219)	635,332	(454,654)	(520,662)
Net assets at beginning of year	7,974,911	7,339,579	992,615	1,513,277

Net assets at end of year	$6,919,692	$7,974,911	$537,961	$992,615

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FF2 Sub-Account		FF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$31,350	$42,832	$22,560	$15,560
Net realized gains (losses)	134,912	267,389	48,588	131,966
Net change in unrealized appreciation/ (depreciation)	(109,450)	(195,817)	(49,989)	(133,401)

Increase (decrease) in net assets from operations	56,812	114,404	21,159	14,125

Contract Owner Transactions:
Purchase payments received	104,985	435,726	45,795	163,513
Transfers between Sub-Accounts (including the Fixed Account), net	(562,415)	240,169	522,104	(31,444)
Withdrawals, surrenders and contract charges	(495,763)	(939,342)	(306,929)	(611,616)
Cost of insurance charges	(51,930)	(56,156)	(27,662)	(20,719)

Net accumulation activity	(1,005,123)	(319,603)	233,308	(500,266)

Total increase (decrease) in net assets	(948,311)	(205,199)	254,467	(486,141)
Net assets at beginning of year	2,584,360	2,789,559	999,026	1,485,167

Net assets at end of year	$1,636,049	$2,584,360	$1,253,493	$999,026

	FVG Sub-Account		FGP Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$4,194	$5,490	$26	$118
Net realized gains (losses)	50,400	9,619	7,984	10,137
Net change in unrealized appreciation/ (depreciation)	(64,249)	13,840	(5,328)	(4,296)

Increase (decrease) in net assets from operations	(9,655)	28,949	2,682	5,959

Contract Owner Transactions:
Purchase payments received	8,184	39,559	7,454	14,096
Transfers between Sub-Accounts (including the Fixed Account), net	(59,221)	3,412	(53,247)	(10,292)
Withdrawals, surrenders and contract charges	(63,027)	(7,657)	(8,438)	(6,765)
Cost of insurance charges	(7,007)	(7,497)	(2,357)	(2,840)

Net accumulation activity	(121,071)	27,817	(56,588)	(5,801)

Total increase (decrease) in net assets	(130,726)	56,766	(53,906)	158
Net assets at beginning of year	319,452	262,686	63,946	63,788

Net assets at end of year	$188,726	$319,452	$10,040	$63,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F99 Sub-Account		FHI Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$946	$—	$47,345	$38,880
Net realized gains (losses)	96,478	92,626	(27,870)	18,826
Net change in unrealized appreciation/ (depreciation)	69,628	90,797	(50,262)	(11,174)

Increase (decrease) in net assets from operations	167,052	183,423	(30,787)	46,532

Contract Owner Transactions:
Purchase payments received	149,684	53,976	73,416	29,956
Transfers between Sub-Accounts (including the Fixed Account), net	975,621	(55,422)	(30,580)	(692,403)
Withdrawals, surrenders and contract charges	(19,553)	(58,389)	(5,404)	(95,160)
Cost of insurance charges	(51,881)	(41,705)	(18,161)	(30,316)

Net accumulation activity	1,053,871	(101,540)	19,271	(787,923)

Total increase (decrease) in net assets	1,220,923	81,883	(11,516)	(741,391)
Net assets at beginning of year	1,713,251	1,631,368	614,617	1,356,008

Net assets at end of year	$2,934,174	$1,713,251	$603,101	$614,617

	FIP Sub-Account		FIG Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$217,932	$237	$1,272,740	$524,879
Net realized gains (losses)	(43,262)	293	(183,489)	(259,258)
Net change in unrealized appreciation/ (depreciation)	(301,374)	1,230	(1,508,363)	795,508

Increase (decrease) in net assets from operations	(126,704)	1,760	(419,112)	1,061,129

Contract Owner Transactions:
Purchase payments received	945	1,027	895,961	611,950
Transfers between Sub-Accounts (including the Fixed Account), net	10,366,113	(221)	27,548,759	4,981,197
Withdrawals, surrenders and contract charges	(779,539)	—	(3,190,884)	—
Cost of insurance charges	(90,981)	(285)	(464,207)	(207,955)

Net accumulation activity	9,496,538	521	24,789,629	5,385,192

Total increase (decrease) in net assets	9,369,834	2,281	24,370,517	6,446,321
Net assets at beginning of year	15,112	12,831	24,855,987	18,409,666

Net assets at end of year	$9,384,946	$15,112	$49,226,504	$24,855,987

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FMC Sub-Account		FM8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$42,556	$20,702	$1,744	$2,692
Net realized gains (losses)	1,105,945	845,541	—	—
Net change in unrealized appreciation/ (depreciation)	(1,256,066)	(216,640)	—	—

Increase (decrease) in net assets from operations	(107,565)	649,603	1,744	2,692

Contract Owner Transactions:
Purchase payments received	750,940	715,586	175,960	2,385,008
Transfers between Sub-Accounts (including the Fixed Account), net	117,901	(2,350,629)	4,417,674	(5,358,364)
Withdrawals, surrenders and contract charges	(574,301)	(162,274)	(1,653,371)	(38,250,839)
Cost of insurance charges	(152,136)	(184,067)	(425,786)	(643,859)

Net accumulation activity	142,404	(1,981,384)	2,514,477	(41,868,054)

Total increase (decrease) in net assets	34,839	(1,331,781)	2,516,221	(41,865,362)
Net assets at beginning of year	8,089,853	9,421,634	18,365,019	60,230,381

Net assets at end of year	$8,124,692	$8,089,853	$20,881,240	$18,365,019

	FOF Sub-Account		F91 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,554	$3,785	$9,882	$9,539
Net realized gains (losses)	21,021	10,553	25,919	17,692
Net change in unrealized appreciation/ (depreciation)	(8,060)	(36,803)	(6,376)	(100,745)

Increase (decrease) in net assets from operations	15,515	(22,465)	29,425	(73,514)

Contract Owner Transactions:
Purchase payments received	20,156	17,403	25,716	21,942
Transfers between Sub-Accounts (including the Fixed Account), net	(3,008)	136,645	23,863	29,904
Withdrawals, surrenders and contract charges	(108,349)	(10,067)	(32,320)	(26,634)
Cost of insurance charges	(8,303)	(10,638)	(37,628)	(36,464)

Net accumulation activity	(99,504)	133,343	(20,369)	(11,252)

Total increase (decrease) in net assets	(83,989)	110,878	9,056	(84,766)
Net assets at beginning of year	263,142	152,264	812,824	897,590

Net assets at end of year	$179,153	$263,142	$821,880	$812,824

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	FE3 Sub-Account		TFS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$5,382	$13,103	$114,256	$70,023
Net realized gains (losses)	52,298	59,419	238,990	192,926
Net change in unrealized appreciation/ (depreciation)	(56,720)	(61,400)	(555,254)	(642,962)

Increase (decrease) in net assets from operations	960	11,122	(202,008)	(380,013)

Contract Owner Transactions:
Purchase payments received	267,623	37,915	316,049	256,365
Transfers between Sub-Accounts (including the Fixed Account), net	113,018	(64,986)	120,689	1,274,002
Withdrawals, surrenders and contract charges	—	(7,885)	(480,191)	(767,144)
Cost of insurance charges	(13,542)	(12,082)	(58,177)	(62,274)

Net accumulation activity	367,099	(47,038)	(101,630)	700,949

Total increase (decrease) in net assets	368,059	(35,916)	(303,638)	320,936
Net assets at beginning of year	450,268	486,184	3,423,639	3,102,703

Net assets at end of year	$818,327	$450,268	$3,120,001	$3,423,639

	T20 Sub-Account		TSF Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$13,025	$7,971	$161,469	$122,571
Net realized gains (losses)	14,945	4,762	19,432	252,405
Net change in unrealized appreciation/ (depreciation)	(50,621)	(60,383)	(536,000)	(470,088)

Increase (decrease) in net assets from operations	(22,651)	(47,650)	(355,099)	(95,112)

Contract Owner Transactions:
Purchase payments received	30,888	29,510	2,610	2,496
Transfers between Sub-Accounts (including the Fixed Account), net	(26,712)	(1)	38,493	(1,651,101)
Withdrawals, surrenders and contract charges	(17,919)	—	(335)	(197,107)
Cost of insurance charges	(18,349)	(20,066)	(61,504)	(80,173)

Net accumulation activity	(32,092)	9,443	(20,736)	(1,925,885)

Total increase (decrease) in net assets	(54,743)	(38,207)	(375,835)	(2,020,997)
Net assets at beginning of year	380,080	418,287	5,658,039	7,679,036

Net assets at end of year	$325,337	$380,080	$5,282,204	$5,658,039

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	F56 Sub-Account		FSS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,215	$742	$7,795	$5,661
Net realized gains (losses)	(250)	(265)	27,868	2,201
Net change in unrealized appreciation/ (depreciation)	(3,998)	(1,559)	(43,878)	9,803

Increase (decrease) in net assets from operations	(3,033)	(1,082)	(8,215)	17,665

Contract Owner Transactions:
Purchase payments received	408	457	4,468	4,853
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(3,052)	(47)
Withdrawals, surrenders and contract charges	—	(5,288)	(101,658)	—
Cost of insurance charges	(1,604)	(1,617)	(2,827)	(3,652)

Net accumulation activity	(1,196)	(6,448)	(103,069)	1,154

Total increase (decrease) in net assets	(4,229)	(7,530)	(111,284)	18,819
Net assets at beginning of year	47,661	55,191	256,625	237,806

Net assets at end of year	$43,432	$47,661	$145,341	$256,625

	FSC Sub-Account		FRE Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$6,189	$900
Net realized gains (losses)	386,185	527,462	5,539	29,558
Net change in unrealized appreciation/ (depreciation)	(436,480)	(417,499)	(12,040)	(7,154)

Increase (decrease) in net assets from operations	(50,295)	109,963	(312)	23,304

Contract Owner Transactions:
Purchase payments received	703	1,928	—	10,109
Transfers between Sub-Accounts (including the Fixed Account), net	603,700	812,427	46,618	(6,234)
Withdrawals, surrenders and contract charges	(468,893)	(636,574)	(138)	(71,308)
Cost of insurance charges	(18,599)	(15,826)	(2,492)	(2,810)

Net accumulation activity	116,911	161,955	43,988	(70,243)

Total increase (decrease) in net assets	66,616	271,918	43,676	(46,939)
Net assets at beginning of year	1,382,128	1,110,210	138,236	185,175

Net assets at end of year	$1,448,744	$1,382,128	$181,912	$138,236

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	520 Sub-Account[4]		G31 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$1,330	$1,306
Net realized gains (losses)	—	28,504	11,536	14,147
Net change in unrealized appreciation/ (depreciation)	—	(30,168)	(13,259)	(1,579)

Increase (decrease) in net assets from operations	—	(1,664)	(393)	13,874

Contract Owner Transactions:
Purchase payments received	—	—	9,303	8,522
Transfers between Sub-Accounts (including the Fixed Account), net	—	(194,645)	—	882
Withdrawals, surrenders and contract charges	—	—	—	(7,416)
Cost of insurance charges	—	(13)	(11,351)	(10,287)

Net accumulation activity	—	(194,658)	(2,048)	(8,299)

Total increase (decrease) in net assets	—	(196,322)	(2,441)	5,575
Net assets at beginning of year	—	196,322	96,491	90,916

Net assets at end of year	$—	$—	$94,050	$96,491

[4]	Goldman Sachs VIT Strategic Growth Fund I Class Sub-Account (520) has no net assets as of December 31, 2015 and 2014 and therefore do not appear on the Statement of Assets and Liabilities. However, this Sub-Account is still available for asset allocation.

	V15 Sub-Account		VCP Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$1,303	$18,588	$14,006
Net realized gains (losses)	28,052	7,988	(3,445)	9,371
Net change in unrealized appreciation/ (depreciation)	131,648	240,508	(85,797)	60,101

Increase (decrease) in net assets from operations	159,700	249,799	(70,654)	83,478

Contract Owner Transactions:
Purchase payments received	3,416	3,549	—	161
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	1,101,510
Withdrawals, surrenders and contract charges	—	—	(107,623)	(105,157)
Cost of insurance charges	(30,407)	(27,748)	(7,331)	(4,815)

Net accumulation activity	(26,991)	(24,199)	(114,954)	991,699

Total increase (decrease) in net assets	132,709	225,600	(185,608)	1,075,177
Net assets at beginning of year	3,199,382	2,973,782	1,084,546	9,369

Net assets at end of year	$3,332,091	$3,199,382	$898,938	$1,084,546

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	A39 Sub-Account		IB1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,302	$931	$75,701	$42,352
Net realized gains (losses)	14,281	2,759	493,982	391,484
Net change in unrealized appreciation/ (depreciation)	(22,079)	4,532	(641,323)	(207,856)

Increase (decrease) in net assets from operations	(6,496)	8,222	(71,640)	225,980

Contract Owner Transactions:
Purchase payments received	8,243	9,193	144,470	134,944
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	158,041	(230,137)
Withdrawals, surrenders and contract charges	(394)	—	(336,653)	—
Cost of insurance charges	(4,969)	(4,804)	(43,148)	(40,884)

Net accumulation activity	2,880	4,389	(77,290)	(136,077)

Total increase (decrease) in net assets	(3,616)	12,611	(148,930)	89,903
Net assets at beginning of year	112,068	99,457	2,474,797	2,384,894

Net assets at end of year	$108,452	$112,068	$2,325,867	$2,474,797

	A21 Sub-Account		A22 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$31,737	$33,381	$1,586	$439
Net realized gains (losses)	28,120	74,233	17,191	148,739
Net change in unrealized appreciation/ (depreciation)	(116,694)	(81,016)	(16,214)	(107,270)

Increase (decrease) in net assets from operations	(56,837)	26,598	2,563	41,908

Contract Owner Transactions:
Purchase payments received	1,287	10,881	93,815	182,782
Transfers between Sub-Accounts (including the Fixed Account), net	230,952	770,643	(1,007,336)	157,886
Withdrawals, surrenders and contract charges	(50,765)	(128,546)	(662)	(64,785)
Cost of insurance charges	(24,350)	(23,986)	(23,638)	(27,895)

Net accumulation activity	157,124	628,992	(937,821)	247,988

Total increase (decrease) in net assets	100,287	655,590	(935,258)	289,896
Net assets at beginning of year	1,935,991	1,280,401	1,175,301	885,405

Net assets at end of year	$2,036,278	$1,935,991	$240,043	$1,175,301

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	I84 Sub-Account		I76 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	5,220	434	7,704	7,863
Net change in unrealized appreciation/ (depreciation)	(4,579)	3,727	(9,539)	(7,305)

Increase (decrease) in net assets from operations	641	4,161	(1,835)	558

Contract Owner Transactions:
Purchase payments received	2,574	3,142	835	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	2,992	2,305
Withdrawals, surrenders and contract charges	—	—	—	(11,718)
Cost of insurance charges	(1,736)	(1,556)	(777)	(619)

Net accumulation activity	838	1,586	3,050	(10,032)

Total increase (decrease) in net assets	1,479	5,747	1,215	(9,474)
Net assets at beginning of year	57,169	51,422	28,486	37,960

Net assets at end of year	$58,648	$57,169	$29,701	$28,486

	AI6 Sub-Account[3]		MVP Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$712	$15,937	$37,241
Net realized gains (losses)	12,498	718	(56,277)	610,078
Net change in unrealized appreciation/ (depreciation)	(17,734)	1,703	(25,226)	(451,372)

Increase (decrease) in net assets from operations	(5,236)	3,133	(65,566)	195,947

Contract Owner Transactions:
Purchase payments received	5,772	3,639	41,778	134,998
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(568,221)	19,182
Withdrawals, surrenders and contract charges	(50,960)	—	(127,350)	(1,857,433)
Cost of insurance charges	(867)	(1,359)	(37,920)	(36,395)

Net accumulation activity	(46,055)	2,280	(691,713)	(1,739,648)

Total increase (decrease) in net assets	(51,291)	5,413	(757,279)	(1,543,701)
Net assets at beginning of year	51,291	45,878	1,834,718	3,378,419

Net assets at end of year	$—	$51,291	$1,077,439	$1,834,718

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	JM7 Sub-Account		J43 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$368,041	$154,279	$1,355	$1,305
Net realized gains (losses)	(32,609)	168,292	122,034	109,059
Net change in unrealized appreciation/ (depreciation)	(396,749)	(162,550)	(172,691)	(20,872)

Increase (decrease) in net assets from operations	(61,317)	160,021	(49,302)	89,492

Contract Owner Transactions:
Purchase payments received	5,844	9,160	678	868
Transfers between Sub-Accounts (including the Fixed Account), net	9,584,185	(2,540,822)	(26,116)	49,744
Withdrawals, surrenders and contract charges	(552,623)	—	(470)	(2,769)
Cost of insurance charges	(110,634)	(60,190)	(23,571)	(20,911)

Net accumulation activity	8,926,772	(2,591,852)	(49,479)	26,932

Total increase (decrease) in net assets	8,865,455	(2,431,831)	(98,781)	116,424
Net assets at beginning of year	1,495,604	3,927,435	970,496	854,072

Net assets at end of year	$10,361,059	$1,495,604	$871,715	$970,496

	J32 Sub-Account		LRI Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,392	$1,079	$39,477	$71,915
Net realized gains (losses)	11,963	6,480	(91,959)	116,704
Net change in unrealized appreciation/ (depreciation)	(15,527)	8,133	(588,009)	(439,208)

Increase (decrease) in net assets from operations	(2,172)	15,692	(640,491)	(250,589)

Contract Owner Transactions:
Purchase payments received	—	—	183,923	142,774
Transfers between Sub-Accounts (including the Fixed Account), net	87,804	(7,495)	3,174,875	2,607,346
Withdrawals, surrenders and contract charges	—	—	(446,703)	(310,361)
Cost of insurance charges	(1,246)	(859)	(37,170)	(43,166)

Net accumulation activity	86,558	(8,354)	2,874,925	2,396,593

Total increase (decrease) in net assets	84,386	7,338	2,234,434	2,146,004
Net assets at beginning of year	123,996	116,658	3,484,521	1,338,517

Net assets at end of year	$208,382	$123,996	$5,718,955	$3,484,521

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	L27 Sub-Account		M07 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$814	$1,248	$204,121	$149,503
Net realized gains (losses)	7,126	13,663	404,582	282,016
Net change in unrealized appreciation/ (depreciation)	2,182	(18,010)	(637,496)	191,823

Increase (decrease) in net assets from operations	10,122	(3,099)	(28,793)	623,342

Contract Owner Transactions:
Purchase payments received	1,872	1,950	40,203	127,435
Transfers between Sub-Accounts (including the Fixed Account), net	(1,876)	20,899	551,311	369,014
Withdrawals, surrenders and contract charges	—	(5,835)	(370,627)	(417,911)
Cost of insurance charges	(2,633)	(2,094)	(113,138)	(109,283)

Net accumulation activity	(2,637)	14,920	107,749	(30,745)

Total increase (decrease) in net assets	7,485	11,821	78,956	592,597
Net assets at beginning of year	90,458	78,637	7,866,010	7,273,413

Net assets at end of year	$97,943	$90,458	$7,944,966	$7,866,010

	M35 Sub-Account		M31 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$121,942	$87,048	$1,027	$634
Net realized gains (losses)	212,613	154,508	41,344	45,570
Net change in unrealized appreciation/ (depreciation)	(371,453)	158,818	5,157	9,449

Increase (decrease) in net assets from operations	(36,898)	400,374	47,528	55,653

Contract Owner Transactions:
Purchase payments received	64,826	17,273	837	882
Transfers between Sub-Accounts (including the Fixed Account), net	(384,853)	(6,341)	—	96,539
Withdrawals, surrenders and contract charges	(64,371)	(96,721)	(491)	(2,659)
Cost of insurance charges	(148,659)	(141,229)	(18,018)	(15,164)

Net accumulation activity	(533,057)	(227,018)	(17,672)	79,598

Total increase (decrease) in net assets	(569,955)	173,356	29,856	135,251
Net assets at beginning of year	5,100,758	4,927,402	636,251	501,000

Net assets at end of year	$4,530,803	$5,100,758	$666,107	$636,251

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M80 Sub-Account		MF1 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	55,141	58,203	452,605	568,620
Net change in unrealized appreciation/ (depreciation)	1,594	5,139	(342,738)	(313,385)

Increase (decrease) in net assets from operations	56,735	63,342	109,867	255,235

Contract Owner Transactions:
Purchase payments received	19,815	32,863	15,359	21,677
Transfers between Sub-Accounts (including the Fixed Account), net	9,212	—	(615,332)	(850,336)
Withdrawals, surrenders and contract charges	—	—	(426,025)	(14,906)
Cost of insurance charges	(29,983)	(25,875)	(55,685)	(64,289)

Net accumulation activity	(956)	6,988	(1,081,683)	(907,854)

Total increase (decrease) in net assets	55,779	70,330	(971,816)	(652,619)
Net assets at beginning of year	777,631	707,301	2,945,092	3,597,711

Net assets at end of year	$833,410	$777,631	$1,973,276	$2,945,092

	M41 Sub-Account		M42 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	59,716	49,192	30,506	254,089
Net change in unrealized appreciation/ (depreciation)	(38,771)	(13,025)	(52,366)	(237,511)

Increase (decrease) in net assets from operations	20,945	36,167	(21,860)	16,578

Contract Owner Transactions:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(34,780)	29,629	—	1,162,112
Withdrawals, surrenders and contract charges	—	—	(13,882)	—
Cost of insurance charges	(18,305)	(15,907)	(29,160)	(11,820)

Net accumulation activity	(53,085)	13,722	(43,042)	1,150,292

Total increase (decrease) in net assets	(32,140)	49,889	(64,902)	1,166,870
Net assets at beginning of year	446,417	396,528	1,166,870	—

Net assets at end of year	$414,277	$446,417	$1,101,968	$1,166,870

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M06 Sub-Account		M33 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$137,436	$129,529	$767	$1,040
Net realized gains (losses)	7,058	(371)	17,383	207,030
Net change in unrealized appreciation/ (depreciation)	(151,837)	126,472	(16,178)	(150,652)

Increase (decrease) in net assets from operations	(7,343)	255,630	1,972	57,418

Contract Owner Transactions:
Purchase payments received	217,747	222,242	145	145
Transfers between Sub-Accounts (including the Fixed Account), net	317,582	11,852	(1,802)	(628,360)
Withdrawals, surrenders and contract charges	(696,457)	(154,116)	(22,689)	(17,385)
Cost of insurance charges	(240,872)	(227,445)	(5,513)	(15,086)

Net accumulation activity	(402,000)	(147,467)	(29,859)	(660,686)

Total increase (decrease) in net assets	(409,343)	108,163	(27,887)	(603,268)
Net assets at beginning of year	4,519,681	4,411,518	129,429	732,697

Net assets at end of year	$4,110,338	$4,519,681	$101,542	$129,429

	M44 Sub-Account[5]		M40 Sub-Account[5]
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$63,828	$34,484	$1,327	$540
Net realized gains (losses)	62,527	58,796	2,203	909
Net change in unrealized appreciation/ (depreciation)	(342,091)	(64,954)	(8,467)	(1,025)

Increase (decrease) in net assets from operations	(215,736)	28,326	(4,937)	424

Contract Owner Transactions:
Purchase payments received	172,916	43,150	1,113	—
Transfers between Sub-Accounts (including the Fixed Account), net	17,782	1,641,099	6,868	26,387
Withdrawals, surrenders and contract charges	(373,459)	(4,477)	—	—
Cost of insurance charges	(30,355)	(14,614)	(778)	(301)

Net accumulation activity	(213,116)	1,665,158	7,203	26,086

Total increase (decrease) in net assets	(428,852)	1,693,484	2,266	26,510
Net assets at beginning of year	1,693,484	—	26,510	—

Net assets at end of year	$1,264,632	$1,693,484	$28,776	$26,510

[5]	The 2014 activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M83 Sub-Account		M08 Sub-Account[5]
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$333,891	$185,367	$25,847	$15,950
Net realized gains (losses)	806,646	884,708	72,247	37,442
Net change in unrealized appreciation/ (depreciation)	(1,174,669)	(76,203)	(109,227)	35,697

Increase (decrease) in net assets from operations	(34,132)	993,872	(11,133)	89,089

Contract Owner Transactions:
Purchase payments received	69,851	54,570	2,574	1,509
Transfers between Sub-Accounts (including the Fixed Account), net	(1,045,456)	11,073,028	—	1,178,908
Withdrawals, surrenders and contract charges	(502,647)	(176,989)	—	—
Cost of insurance charges	(170,308)	(82,375)	(51,357)	(20,453)

Net accumulation activity	(1,648,560)	10,868,234	(48,783)	1,159,964

Total increase (decrease) in net assets	(1,682,692)	11,862,106	(59,916)	1,249,053
Net assets at beginning of year	13,724,886	1,862,780	1,249,053	—

Net assets at end of year	$12,042,194	$13,724,886	$1,189,137	$1,249,053

[5]	The 2014 activities for these Sub-Accounts are for the period of August 11, 2014 to December 31, 2014.

	MB4 Sub-Account		MB7 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$336	$340	$8,266	$8,328
Net realized gains (losses)	2,295	445	56,097	6,230
Net change in unrealized appreciation/ (depreciation)	(2,378)	1,650	(58,913)	54,193

Increase (decrease) in net assets from operations	253	2,435	5,450	68,751

Contract Owner Transactions:
Purchase payments received	837	755	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders and contract charges	(440)	—	—	—
Cost of insurance charges	(1,394)	(1,301)	(21,074)	(18,948)

Net accumulation activity	(997)	(546)	(21,074)	(18,948)

Total increase (decrease) in net assets	(744)	1,889	(15,624)	49,803
Net assets at beginning of year	21,546	19,657	619,817	570,014

Net assets at end of year	$20,802	$21,546	$604,193	$619,817

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC0 Sub-Account		MA0 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$241,075	$218,718	$6,425	$6,202
Net realized gains (losses)	39,098	12,267	5,265	7,395
Net change in unrealized appreciation/ (depreciation)	(299,707)	86,873	(12,603)	(4,308)

Increase (decrease) in net assets from operations	(19,534)	317,858	(913)	9,289

Contract Owner Transactions:
Purchase payments received	163,789	136,220	11,629	10,835
Transfers between Sub-Accounts (including the Fixed Account), net	300	10,642	153	(6,259)
Withdrawals, surrenders and contract charges	(398)	(13,940)	—	(10,111)
Cost of insurance charges	(72,183)	(66,582)	(14,601)	(13,621)

Net accumulation activity	91,508	66,340	(2,819)	(19,156)

Total increase (decrease) in net assets	71,974	384,198	(3,732)	(9,867)
Net assets at beginning of year	5,861,856	5,477,658	162,697	172,564

Net assets at end of year	$5,933,830	$5,861,856	$158,965	$162,697

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,260	$2,288	$15,699	$13,665
Net realized gains (losses)	39,369	10,950	(112,341)	(174,638)
Net change in unrealized appreciation/ (depreciation)	(42,007)	28,764	(118,148)	89,327

Increase (decrease) in net assets from operations	(1,378)	42,002	(214,790)	(71,646)

Contract Owner Transactions:
Purchase payments received	—	—	15,483	61,299
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	106,441	(1,909,001)
Withdrawals, surrenders and contract charges	—	—	(187,847)	(7,707)
Cost of insurance charges	(17,419)	(15,690)	(27,915)	(40,971)

Net accumulation activity	(17,419)	(15,690)	(93,838)	(1,896,380)

Total increase (decrease) in net assets	(18,797)	26,312	(308,628)	(1,968,026)
Net assets at beginning of year	414,199	387,887	1,400,463	3,368,489

Net assets at end of year	$395,402	$414,199	$1,091,835	$1,400,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MC6 Sub-Account		MC9 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$270	$136	$9,118	$7,245
Net realized gains (losses)	1,712	695	14,519	13,430
Net change in unrealized appreciation/ (depreciation)	(2,360)	356	(32,464)	(877)

Increase (decrease) in net assets from operations	(378)	1,187	(8,827)	19,798

Contract Owner Transactions:
Purchase payments received	2,649	2,971	1,669	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	2,200
Withdrawals, surrenders and contract charges	—	(518)	—	—
Cost of insurance charges	(2,433)	(2,381)	(38,659)	(36,487)

Net accumulation activity	216	72	(36,990)	(34,287)

Total increase (decrease) in net assets	(162)	1,259	(45,817)	(14,489)
Net assets at beginning of year	27,885	26,626	912,243	926,732

Net assets at end of year	$27,723	$27,885	$866,426	$912,243

	M96 Sub-Account		MD2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$426,348	$329,881	$7,208	$12,956
Net realized gains (losses)	(36,391)	(12,195)	(8,753)	(13,962)
Net change in unrealized appreciation/ (depreciation)	(318,668)	315,399	2,522	26,575

Increase (decrease) in net assets from operations	71,289	633,085	977	25,569

Contract Owner Transactions:
Purchase payments received	602,329	510,394	—	24,487
Transfers between Sub-Accounts (including the Fixed Account), net	147,084	1,561,649	(202,646)	38,102
Withdrawals, surrenders and contract charges	(492,427)	(258,602)	—	(381,592)
Cost of insurance charges	(310,327)	(288,197)	(3,324)	(8,186)

Net accumulation activity	(53,341)	1,525,244	(205,970)	(327,189)

Total increase (decrease) in net assets	17,948	2,158,329	(204,993)	(301,620)
Net assets at beginning of year	15,189,955	13,031,626	269,905	571,525

Net assets at end of year	$15,207,903	$15,189,955	$64,912	$269,905

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MA6 Sub-Account		MA3 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$306,488	$285,657	$8,371	$6,442
Net realized gains (losses)	(574,291)	166,967	(452)	(131)
Net change in unrealized appreciation/ (depreciation)	112,257	(299,536)	(13,228)	(3,226)

Increase (decrease) in net assets from operations	(155,546)	153,088	(5,309)	3,085

Contract Owner Transactions:
Purchase payments received	103,159	78,018	1,874	1,571
Transfers between Sub-Accounts (including the Fixed Account), net	(3,963,242)	(65,101)	1,232	348
Withdrawals, surrenders and contract charges	(245,147)	(101,000)	—	—
Cost of insurance charges	(51,382)	(59,563)	(4,605)	(4,431)

Net accumulation activity	(4,156,612)	(147,646)	(1,499)	(2,512)

Total increase (decrease) in net assets	(4,312,158)	5,442	(6,808)	573
Net assets at beginning of year	4,944,237	4,938,795	120,979	120,406

Net assets at end of year	$632,079	$4,944,237	$114,171	$120,979

	M97 Sub-Account		MD5 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$158,636	$113,734	$28,559	$18,025
Net realized gains (losses)	(312,850)	1,401,235	(14,134)	109,093
Net change in unrealized appreciation/ (depreciation)	141,938	(2,049,394)	25,057	(267,888)

Increase (decrease) in net assets from operations	(12,276)	(534,425)	39,482	(140,770)

Contract Owner Transactions:
Purchase payments received	240,776	182,547	1,287	1,571
Transfers between Sub-Accounts (including the Fixed Account), net	(7,435,946)	(176,551)	—	—
Withdrawals, surrenders and contract charges	(178,850)	(381,075)	(453,113)	—
Cost of insurance charges	(98,953)	(122,031)	(89,188)	(89,547)

Net accumulation activity	(7,472,973)	(497,110)	(541,014)	(87,976)

Total increase (decrease) in net assets	(7,485,249)	(1,031,535)	(501,532)	(228,746)
Net assets at beginning of year	10,272,750	11,304,285	2,554,109	2,782,855

Net assets at end of year	$2,787,501	$10,272,750	$2,052,577	$2,554,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	M98 Sub-Account		MIS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$185,027	$225,573	$129	$122
Net realized gains (losses)	1,035,510	1,278,272	1,923	79,602
Net change in unrealized appreciation/ (depreciation)	(640,994)	(1,358,561)	(2,054)	(71,398)

Increase (decrease) in net assets from operations	579,543	145,284	(2)	8,326

Contract Owner Transactions:
Purchase payments received	47,965	114,138	2,157	2,436
Transfers between Sub-Accounts (including the Fixed Account), net	(6,048,171)	(486,130)	—	—
Withdrawals, surrenders and contract charges	(195,189)	(353,625)	—	(170,093)
Cost of insurance charges	(105,228)	(125,246)	(980)	(1,622)

Net accumulation activity	(6,300,623)	(850,863)	1,177	(169,279)

Total increase (decrease) in net assets	(5,721,080)	(705,579)	1,175	(160,953)
Net assets at beginning of year	9,515,494	10,221,073	25,208	186,161

Net assets at end of year	$3,794,414	$9,515,494	$26,383	$25,208

	MB3 Sub-Account		MD8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$2,258	$1,336	$7	$23
Net realized gains (losses)	36,363	46,726	3	—
Net change in unrealized appreciation/ (depreciation)	(40,057)	2,457	(3)	—

Increase (decrease) in net assets from operations	(1,436)	50,519	7	23

Contract Owner Transactions:
Purchase payments received	—	—	1,235,831	722,281
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(14,396,871)	16,082,510
Withdrawals, surrenders and contract charges	—	—	(630,843)	(9,808,276)
Cost of insurance charges	(20,601)	(18,463)	(2,852,395)	(2,727,668)

Net accumulation activity	(20,601)	(18,463)	(16,644,278)	4,268,847

Total increase (decrease) in net assets	(22,037)	32,056	(16,644,271)	4,268,870
Net assets at beginning of year	493,561	461,505	93,804,815	89,535,945

Net assets at end of year	$471,524	$493,561	$77,160,544	$93,804,815

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MIA Sub-Account		ME2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—	$42,037	$42,872
Net realized gains (losses)	—	293,591	74,550	268,498
Net change in unrealized appreciation/ (depreciation)	—	(406,379)	(140,733)	(453,052)

Increase (decrease) in net assets from operations	—	(112,788)	(24,146)	(141,682)

Contract Owner Transactions:
Purchase payments received	—	—	23,108	29,503
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,162,112)	85,074	(715,561)
Withdrawals, surrenders and contract charges	—	10	(475,247)	—
Cost of insurance charges	—	(16,832)	(39,644)	(54,156)

Net accumulation activity	—	(1,178,934)	(406,709)	(740,214)

Total increase (decrease) in net assets	—	(1,291,722)	(430,855)	(881,896)
Net assets at beginning of year	—	1,291,722	2,194,467	3,076,363

Net assets at end of year	$—	$—	$1,763,612	$2,194,467

	MA7 Sub-Account		UTS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$15,574	$8,851	$—	$92,258
Net realized gains (losses)	(662)	(205)	—	118,509
Net change in unrealized appreciation/ (depreciation)	(20,514)	(7)	—	(38,472)

Increase (decrease) in net assets from operations	(5,602)	8,639	—	172,295

Contract Owner Transactions:
Purchase payments received	—	—	—	120,631
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	(1,120,752)
Withdrawals, surrenders and contract charges	—	—	—	(104,176)
Cost of insurance charges	(11,934)	(11,526)	—	(19,334)

Net accumulation activity	(11,934)	(11,526)	—	(1,123,631)

Total increase (decrease) in net assets	(17,536)	(2,887)	—	(951,336)
Net assets at beginning of year	285,340	288,227	—	951,336

Net assets at end of year	$267,804	$285,340	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MFE Sub-Account		MVS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$1,474	$—	$341,889
Net realized gains (losses)	—	31,328	—	1,511,262
Net change in unrealized appreciation/ (depreciation)	—	(26,052)	—	(1,593,977)

Increase (decrease) in net assets from operations	—	6,750	—	259,174

Contract Owner Transactions:
Purchase payments received	—	1,113	—	204,744
Transfers between Sub-Accounts (including the Fixed Account), net	—	(28,152)	—	(10,588,356)
Withdrawals, surrenders and contract charges	—	(82,493)	—	(179,507)
Cost of insurance charges	—	(852)	—	(64,626)

Net accumulation activity	—	(110,384)	—	(10,627,745)

Total increase (decrease) in net assets	—	(103,634)	—	(10,368,571)
Net assets at beginning of year	—	103,634	—	10,368,571

Net assets at end of year	$—	$—	$—	$—

	MV1 Sub-Account		MB8 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$34,109	$13,270	$14,247
Net realized gains (losses)	—	132,629	351,225	394,399
Net change in unrealized appreciation/ (depreciation)	—	(138,696)	(482,062)	(298,697)

Increase (decrease) in net assets from operations	—	28,042	(117,567)	109,949

Contract Owner Transactions:
Purchase payments received	—	1,633	45,931	10,633
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1,178,908)	692,516	410,040
Withdrawals, surrenders and contract charges	—	3	(154,619)	(429,358)
Cost of insurance charges	—	(26,155)	(30,908)	(24,563)

Net accumulation activity	—	(1,203,427)	552,920	(33,248)

Total increase (decrease) in net assets	—	(1,175,385)	435,353	76,701
Net assets at beginning of year	—	1,175,385	1,530,358	1,453,657

Net assets at end of year	$—	$—	$1,965,711	$1,530,358

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	MF6 Sub-Account		MF2 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$338,265	$180,887	$228,611	$263,930
Net realized gains (losses)	(119,349)	267,056	(1,053)	82,931
Net change in unrealized appreciation/ (depreciation)	(185,371)	809,074	(114,704)	(207,034)

Increase (decrease) in net assets from operations	33,545	1,257,017	112,854	139,827

Contract Owner Transactions:
Purchase payments received	78,840	69,987	365,717	483,555
Transfers between Sub-Accounts (including the Fixed Account), net	9,346	(1,323,606)	(5,631,740)	8,369,295
Withdrawals, surrenders and contract charges	(264,328)	(180,481)	(946,110)	(1,514,532)
Cost of insurance charges	(112,612)	(110,298)	(224,396)	(213,597)

Net accumulation activity	(288,754)	(1,544,398)	(6,436,529)	7,124,721

Total increase (decrease) in net assets	(255,209)	(287,381)	(6,323,675)	7,264,548
Net assets at beginning of year	8,491,109	8,778,490	22,412,034	15,147,486

Net assets at end of year	$8,235,900	$8,491,109	$16,088,359	$22,412,034

	MG3 Sub-Account		VMG Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$40,548	$39,800	$—	$—
Net realized gains (losses)	590,867	487,960	(94,741)	691,385
Net change in unrealized appreciation/ (depreciation)	(719,145)	(171,797)	9,950	(676,111)

Increase (decrease) in net assets from operations	(87,730)	355,963	(84,791)	15,274

Contract Owner Transactions:
Purchase payments received	190,839	132,075	23,521	17,637
Transfers between Sub-Accounts (including the Fixed Account), net	189,232	701,950	(1,913,443)	(775,745)
Withdrawals, surrenders and contract charges	(696,378)	(137,795)	(276,901)	(58,413)
Cost of insurance charges	(97,802)	(88,050)	(17,561)	(27,628)

Net accumulation activity	(414,109)	608,180	(2,184,384)	(844,149)

Total increase (decrease) in net assets	(501,839)	964,143	(2,269,175)	(828,875)
Net assets at beginning of year	4,245,271	3,281,128	2,442,244	3,271,119

Net assets at end of year	$3,743,432	$4,245,271	$173,069	$2,442,244

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	NPP Sub-Account		NMC Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$62	$440	$—	$—
Net realized gains (losses)	21,228	1,121	1,062	6,078
Net change in unrealized appreciation/ (depreciation)	(21,743)	3,908	(955)	(5,214)

Increase (decrease) in net assets from operations	(453)	5,469	107	864

Contract Owner Transactions:
Purchase payments received	1,564	1,688	1,638	1,843
Transfers between Sub-Accounts (including the Fixed Account), net	(53,647)	614	—	—
Withdrawals, surrenders and contract charges	—	—	(493)	(2,549)
Cost of insurance charges	(781)	(963)	(952)	(977)

Net accumulation activity	(52,864)	1,339	193	(1,683)

Total increase (decrease) in net assets	(53,317)	6,808	300	(819)
Net assets at beginning of year	60,938	54,130	11,396	12,215

Net assets at end of year	$7,621	$60,938	$11,696	$11,396

	NAR Sub-Account		NLM Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$328	$472	$9,575	$7,455
Net realized gains (losses)	2,414	29,026	(25,175)	(592)
Net change in unrealized appreciation/ (depreciation)	(6,165)	(25,092)	16,798	(4,323)

Increase (decrease) in net assets from operations	(3,423)	4,406	1,198	2,540

Contract Owner Transactions:
Purchase payments received	—	—	711	806
Transfers between Sub-Accounts (including the Fixed Account), net	(3,822)	(115,879)	2,314	22,556
Withdrawals, surrenders and contract charges	—	(20,511)	(223)	—
Cost of insurance charges	(1,067)	(1,034)	(9,858)	(7,838)

Net accumulation activity	(4,889)	(137,424)	(7,056)	15,524

Total increase (decrease) in net assets	(8,312)	(133,018)	(5,858)	18,064
Net assets at beginning of year	46,508	179,526	434,032	415,968

Net assets at end of year	$38,196	$46,508	$428,174	$434,032

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	O01 Sub-Account		OGS Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$1,235	$5,676	$22,047	$8,048
Net realized gains (losses)	358,957	291,928	141,826	142,764
Net change in unrealized appreciation/ (depreciation)	(308,185)	(112,097)	(162,683)	(134,096)

Increase (decrease) in net assets from operations	52,007	185,507	1,190	16,716

Contract Owner Transactions:
Purchase payments received	12,873	15,033	180,744	216,771
Transfers between Sub-Accounts (including the Fixed Account), net	104,414	(754,155)	818,699	(304,185)
Withdrawals, surrenders and contract charges	(272,578)	(15,932)	(68,707)	(99,014)
Cost of insurance charges	(23,281)	(26,747)	(57,339)	(33,556)

Net accumulation activity	(178,572)	(781,801)	873,397	(219,984)

Total increase (decrease) in net assets	(126,565)	(596,294)	874,587	(203,268)
Net assets at beginning of year	1,489,958	2,086,252	758,757	962,025

Net assets at end of year	$1,363,393	$1,489,958	$1,633,344	$758,757

	OSC Sub-Account		P10 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$10,886	$9,045	$11,855	$1,072
Net realized gains (losses)	185,887	180,440	(14,513)	(1,817)
Net change in unrealized appreciation/ (depreciation)	(272,210)	(56,047)	(72,001)	(38,569)

Increase (decrease) in net assets from operations	(75,437)	133,438	(74,659)	(39,314)

Contract Owner Transactions:
Purchase payments received	—	22,520	73,592	81,092
Transfers between Sub-Accounts (including the Fixed Account), net	95,061	87,806	26,448	(165,671)
Withdrawals, surrenders and contract charges	—	(6,140)	(3,238)	(56,243)
Cost of insurance charges	(28,538)	(25,697)	(9,269)	(10,919)

Net accumulation activity	66,523	78,489	87,533	(151,741)

Total increase (decrease) in net assets	(8,914)	211,927	12,874	(191,055)
Net assets at beginning of year	1,212,628	1,000,701	235,823	426,878

Net assets at end of year	$1,203,714	$1,212,628	$248,697	$235,823

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	PK8 Sub-Account		P06 Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$56,360	$77,364	$188,733	$322,476
Net realized gains (losses)	(31,742)	1,945	(1,160,853)	(1,128,546)
Net change in unrealized appreciation/ (depreciation)	(46,628)	(7,318)	1,079,686	1,623,304

Increase (decrease) in net assets from operations	(22,010)	71,991	107,566	817,234

Contract Owner Transactions:
Purchase payments received	138,607	83,957	324,340	262,894
Transfers between Sub-Accounts (including the Fixed Account), net	29,206	(722,496)	(12,173,711)	(7,448,257)
Withdrawals, surrenders and contract charges	(98,156)	(63,256)	(489,605)	(1,491,827)
Cost of insurance charges	(22,206)	(32,397)	(155,607)	(309,521)

Net accumulation activity	47,451	(734,192)	(12,494,583)	(8,986,711)

Total increase (decrease) in net assets	25,441	(662,201)	(12,387,017)	(8,169,477)
Net assets at beginning of year	951,747	1,613,948	16,743,431	24,912,908

Net assets at end of year	$977,188	$951,747	$4,356,414	$16,743,431

	P07 Sub-Account		SCP Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$888,003	$751,141	$19,446	$5,428
Net realized gains (losses)	352,918	(796,324)	456,253	821,139
Net change in unrealized appreciation/ (depreciation)	(925,028)	1,539,835	(840,334)	(718,443)

Increase (decrease) in net assets from operations	315,893	1,494,652	(364,635)	108,124

Contract Owner Transactions:
Purchase payments received	501,159	757,287	414,589	444,349
Transfers between Sub-Accounts (including the Fixed Account), net	(11,236,110)	(4,929,568)	(1,669,149)	(1,152,273)
Withdrawals, surrenders and contract charges	(1,995,995)	(6,141,898)	(198,146)	(136,475)
Cost of insurance charges	(425,769)	(656,670)	(77,441)	(100,286)

Net accumulation activity	(13,156,715)	(10,970,849)	(1,530,147)	(944,685)

Total increase (decrease) in net assets	(12,840,822)	(9,476,197)	(1,894,782)	(836,561)
Net assets at beginning of year	28,436,093	37,912,290	4,333,505	5,170,066

Net assets at end of year	$15,595,271	$28,436,093	$2,438,723	$4,333,505

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	R02 Sub-Account		TBC Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$13	$—	$—
Net realized gains (losses)	331	38	5,668,966	6,175,824
Net change in unrealized appreciation/ (depreciation)	(440)	2,348	(2,754,841)	(3,405,829)

Increase (decrease) in net assets from operations	(109)	2,399	2,914,125	2,769,995

Contract Owner Transactions:
Purchase payments received	—	—	676,169	426,092
Transfers between Sub-Accounts (including the Fixed Account), net	—	(1)	(10,483,178)	(2,773,504)
Withdrawals, surrenders and contract charges	(392)	—	(622,178)	(2,828,405)
Cost of insurance charges	—	(6)	(311,944)	(349,230)

Net accumulation activity	(392)	(7)	(10,741,131)	(5,525,047)

Total increase (decrease) in net assets	(501)	2,392	(7,827,006)	(2,755,052)
Net assets at beginning of year	15,398	13,006	26,449,798	29,204,850

Net assets at end of year	$14,897	$15,398	$18,622,792	$26,449,798

	REI Sub-Account		RNA Sub-Account
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$344,823	$390,152	$—	$—
Net realized gains (losses)	1,061,186	3,162,463	1,049,465	1,255,205
Net change in unrealized appreciation/ (depreciation)	(2,739,260)	(1,994,898)	(409,567)	(576,881)

Increase (decrease) in net assets from operations	(1,333,251)	1,557,717	639,898	678,324

Contract Owner Transactions:
Purchase payments received	541,552	423,205	887	1,088
Transfers between Sub-Accounts (including the Fixed Account), net	(14,067,517)	(3,152,475)	(8,074,691)	(1,008,098)
Withdrawals, surrenders and contract charges	(1,060,337)	(1,871,247)	—	(355,322)
Cost of insurance charges	(271,361)	(326,361)	(25,326)	(83,095)

Net accumulation activity	(14,857,663)	(4,926,878)	(8,099,130)	(1,445,427)

Total increase (decrease) in net assets	(16,190,914)	(3,369,161)	(7,459,232)	(767,103)
Net assets at beginning of year	22,478,660	25,847,821	7,648,401	8,415,504

Net assets at end of year	$6,287,746	$22,478,660	$189,169	$7,648,401

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS-ENDED DECEMBER 31, 2015 AND 2014

	W42 Sub-Account
	December 31, 2015	December 31, 2014
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	94,764	122,109
Net change in unrealized appreciation/ (depreciation)	(95,789)	(96,188)

Increase (decrease) in net assets from operations	(1,025)	25,921

Contract Owner Transactions:
Purchase payments received	100,157	103,345
Transfers between Sub-Accounts (including the Fixed Account), net	58,325	(481,106)
Withdrawals, surrenders and contract charges	(139,054)	—
Cost of insurance charges	(10,220)	(11,450)

Net accumulation activity	9,208	(389,211)

Total increase (decrease) in net assets	8,183	(363,290)
Net assets at beginning of year	571,412	934,702

Net assets at end of year	$579,595	$571,412

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account G (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts (collectively, the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

There are three universal life insurance products in the Variable Account as follows: Corporate VUL, FuturitySM Corporate VUL, and Large Case VUL. The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
FM8	Fidelity VIP Money Market Portfolio (Service Class)	December 1, 2015
C63	Columbia Variable Portfolio—Marsico Growth Fund Class 1	November 20, 2015
A70	AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	May 1, 2015
A71	AllianceBernstein VPS Growth and Income Portfolio (Class B)	May 1, 2015
AM2	AllianceBernstein VPS International Growth Portfolio (Class B)	May 1, 2015
IVP	AllianceBernstein VPS International Value Portfolio (Class A)	May 1, 2015
A19	AllianceBernstein VPS Small Cap Growth Portfolio (Class B)	May 1, 2015
ASM	AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A)	May 1, 2015
C65	Columbia Variable Portfolio—Marsico International Opportunities Fund Class 2	May 1, 2015
MC0	MFS VIT II Bond Portfolio I Class	April 30, 2015
M06	MFS VIT I Research Bond Series Initial Class	April 30, 2015
MA0	MFS VIT II Bond Portfolio S Class	April 30, 2015

There were no Sub-Accounts held by the contract owners of the Variable Account that were closed during the current year.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Effective Date
M44, M40, M08, M42	August 11, 2014
M07, M35	August 16, 2013
V15, I84	April 30, 2012
M41, M80, M31	August 20, 2012
M31, M83, MF1, M06, MA6	December 10, 2012
001	May 1, 2011
AAH	May 1, 2011

There were no Sub-Accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2015. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

between the Sub-Accounts and the “Fixed Account.” The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Withdrawals and surrenders line on the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions

The 2003 through 2015 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with a stock purchase agreement executed on August 2, 2013 with the effective date of August 1, 2013. The Sponsor believes that the possibility of a tax liability for the tax years prior to August 1, 2013 is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2015.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is fair value measurements of investments. Actual results could vary from the amounts derived from management’s estimates.

Subsequent events

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, “Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946. The amendments clarify the characteristics of an investment

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

company and provide comprehensive guidance for assessing whether an entity is an investment company. ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting. The Variable Account adopted ASU 2013-08 on January 1, 2014. The Variable Account is characterized as an investment company under ASU 2013-08. The adoption did not have a significant impact on the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted

In May 2015, FASB issued ASU No. 2015-07, “Fair Value Measurement (Topic 820)- Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” which is in connection with amendments to reporting entities that elect to measure the fair value of an investment. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. The Variable Account will adopt ASU 2015-07 and expects it to only result in changes to the notes of the financial statements.

In August 2014, FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” which is in connection with preparing financial statements for each annual and interim reporting period. An entity’s management should evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable). Management’s evaluation should be based on relevant conditions and events that are known and reasonably knowable at the date that the financial statements are issued (or at the date that the financial statements are available to be issued when applicable). The amendments in ASU 2014-15 are effective for an entity’s annual reporting period in fiscal years that end after December 15, 2016. Earlier application is prohibited. The Variable Account will adopt ASU 2014-15 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, Topic 820 establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

3. FAIR VALUE MEASUREMENTS (CONTINUED)

value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2015, the $499 million net assets held in the Variable Account was categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2015. There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted daily from the participant’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor and are shown within the Statements of Changes in Net Assets under “Cost of insurance charges” line item. As of December 31, 2015, the deduction is at an effective annual rate based on assets as follows:

	Years 1 - 10		Years 11 - 20		Years 21+
FuturitySM Corporate VUL		0.40%		0.25%		0.20%
Corporate VUL		0.60%		0.20%		0.10%
Large Case VUL	≤	0.50%	≤	0.10%	≤	0.10%

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. For the Corporate VUL and FuturitySM Corporate VUL products, these charges consist of premium tax, federal Deferred Acquisition Cost (“DAC”) tax and the sales load. The premium tax ranges from 2% to 7% of the premium in most states, except Kentucky which will not exceed 9%. The DAC tax charge is 1.25% of the premium. The sales load is not to exceed 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. For the Large Case VUL product, these expense charges consist of only the premium expense load. The premium expense load is 7.50% of the premium up to target premium and 2.50% of the premium in excess of the target premium.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Administration charges

At the beginning of each month, an account administration fee is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Corporate VUL and the FuturitySM Corporate VUL products, the monthly charge is $13.75 per policy for the first policy year and $7.50 for months thereafter. For the Large Case VUL products, the monthly charge is $5.00 per policy for each policy month. These charges are reported in the Statement of Changes in Net Asset as part of “Withdrawals, surrenders and contract charges”.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 or 2001 Commissioners Standard Ordinary Mortality Tables, depending on the policy investment start date. These charges are reflected in the Statement of Changes in Net Assets under the “Cost of insurance charges” line item.

Other Contract Charges

The Large Case VUL products also charges a deferred expense load applied to the premium. The maximum charge will not exceed 0.40% of premium.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to deduct from the premium payment.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
A70	$—	$6,700
A71	173,983	18,848
AM2	123,346	317,589
IVP	388,201	122,160
A19	343,157	18,253
ASM	21,920	13,827
A54	90,014	141,788
A51	886,956	1,658,149
308	438,412	1,036,322
301	9,798	126,824
304	747,839	361,540
307	767,924	671,541
306	50,166	23,233
303	1,602,850	1,149,282
302	420,839	128,893

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
305	15,879	242,783
300	9,505,008	7,530,626
BLG	126,122	17,783
MSV	376,585	2,126
C63	17,142	226,642
C65	6,322	1,090
DRS	3,933,292	6,178,253
DSV	2,631,840	3,428,894
D37	216,360	441,083
001	13,757	2,095
SSI	131,771	124,237
D55	570,972	392,195
S61	757,550	141,829
D18	2,331,249	1,583,537
DTG	129,711	11,814
DSI	48,848,972	14,141,632
DCA	959,843	1,266,673
DSC	9,450	5,767
DGI	7,749	2,995
DQB	2,530	2,261
FVI	477,372	1,020,882
FCN	2,558,956	3,501,057
F24	194,518	734,458
FEI	1,468,671	1,295,935
FF1	316,998	765,784
FF2	1,617,705	2,583,506
FF3	1,297,036	1,034,710
FVG	38,468	140,822
FGP	20,007	74,592
F99	1,186,300	76,704
FHI	400,002	333,386
FIP	12,155,864	2,441,384
FIG	35,668,750	9,574,475
FMC	2,662,719	1,517,939
FM8	23,367,590	20,851,369
FOF	78,278	175,039
F91	89,383	98,995
FE3	440,402	13,396
TFS	1,118,045	998,276
T20	56,187	61,950
TSF	254,373	113,640
F56	1,528	1,509
FSS	27,838	107,415
FSC	1,079,233	607,340
FRE	74,249	24,072
G31	16,510	11,346

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V15	21,063	30,335
VCP	21,219	114,953
A39	21,449	5,356
IB1	939,083	547,281
A21	339,290	150,429
A22	647,931	1,541,584
I84	7,239	1,733
I76	13,183	3,792
AI6	5,771	51,826
MVP	2,420,129	2,965,766
JM7	10,873,845	1,579,032
J43	106,259	58,768
J32	104,091	10,518
LRI	3,453,079	530,241
L27	16,871	11,195
M07	1,972,773	1,370,531
M35	446,109	664,305
M31	37,589	18,494
M80	75,175	29,942
MF1	556,523	1,353,853
M41	43,574	53,086
M42	39,053	43,043
M06	731,681	996,245
M33	12,907	34,081
M44	391,493	435,371
M40	11,682	824
M83	7,474,423	7,951,165
M08	101,272	51,344
MB4	2,804	1,832
MB7	56,439	21,073
MC0	434,214	59,156
MA0	31,845	27,030
MC1	32,827	17,419
MC3	576,842	654,981
MC6	4,086	2,432
MC9	10,784	38,656
M96	1,307,223	934,216
MD2	30,551	229,313
MA6	1,693,102	5,543,226
MA3	11,474	4,602
M97	2,764,820	9,697,915
MD5	112,893	542,259
M98	2,158,451	8,179,330
MIS	3,794	979
MB3	30,766	20,601
MD8	15,445,057	32,089,328

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
ME2	220,202	567,214
MA7	15,575	11,935
MB8	1,443,708	501,176
MF6	1,063,102	1,013,591
MF2	2,821,811	9,029,729
MG3	1,631,552	1,345,468
VMG	863,196	2,782,044
NPP	3,491	55,670
NMC	2,629	1,445
NAR	2,444	6,028
NLM	415,415	412,896
O01	544,561	485,481
OGS	1,209,648	204,289
OSC	294,862	37,775
P10	140,994	41,606
PK8	288,961	179,912
P06	1,696,665	14,002,515
P07	3,893,560	15,993,923
SCP	1,109,622	2,060,833
R02	—	392
TBC	9,507,962	20,249,093
REI	9,436,900	23,575,730
RNA	97,550	8,177,196
W42	278,358	180,047

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2015 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	—	(360)	(360)
A71	6,937	(877)	6,060
AM2	2,023	(8,061)	(6,038)
IVP	33,245	(10,661)	22,584
A19	4,519	(402)	4,117
ASM	302	(741)	(439)
A54	494	(3,152)	(2,658)
A51	1,213	(55,012)	(53,799)
308	1,890	(37,093)	(35,203)
301	16	(8,881)	(8,865)
304	23,708	(9,284)	14,424
307	1,110	(109)	1,001
306	919	(362)	557
303	8,832	(1,583)	7,249
302	16,669	(5,293)	11,376
305	—	(12,789)	(12,789)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
300	140,167	(105,339)	34,828
BLG	5,967	(685)	5,282
MSV	16,030	(96)	15,934
C63	962	(12,715)	(11,753)
C65	561	(99)	462
DRS	11,132	(83,325)	(72,193)
DSV	8,887	(71,346)	(62,459)
D37	454	(9,538)	(9,084)
001	643	(138)	505
SSI	647	(3,521)	(2,874)
D55	18,299	(16,803)	1,496
S61	27,268	(3,719)	23,549
D18	76,850	(44,786)	32,064
DTG	3,675	(214)	3,461
DSI	1,992,237	(328,211)	1,664,026
DCA	2,460	(23,606)	(21,146)
DSC	208	(161)	47
DGI	204	(143)	61
DQB	218	(218)	—
FVI	1,107	(26,436)	(25,329)
FCN	3,054	(44,922)	(41,868)
F24	1,367	(21,939)	(20,572)
FEI	1,261	(51,466)	(50,205)
FF1	2,138	(30,820)	(28,682)
FF2	6,286	(66,468)	(60,182)
FF3	39,237	(23,118)	16,119
FVG	393	(6,207)	(5,814)
FGP	246	(2,112)	(1,866)
F99	48,009	(3,047)	44,962
FHI	2,139	(1,577)	562
FIP	307,840	(25,849)	281,991
FIG	1,157,147	(148,691)	1,008,456
FMC	45,202	(37,794)	7,408
FM8	384,532	(174,046)	210,486
FOF	1,030	(6,115)	(5,085)
F91	1,785	(2,519)	(734)
FE3	20,817	(740)	20,077
TFS	21,390	(26,367)	(4,977)
T20	1,226	(2,500)	(1,274)
TSF	1,784	(2,684)	(900)
F56	17	(66)	(49)
FSS	215	(5,171)	(4,956)
FSC	22,565	(18,200)	4,365
FRE	3,406	(192)	3,214
G31	413	(504)	(91)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
V15	224	(1,991)	(1,767)
VCP	—	(5,669)	(5,669)
A39	319	(208)	111
IB1	12,570	(15,782)	(3,212)
A21	7,661	(2,478)	5,183
A22	4,385	(48,222)	(43,837)
I84	164	(111)	53
I76	218	(44)	174
AI6	393	(3,528)	(3,135)
MVP	2,178	(38,239)	(36,061)
JM7	692,023	(47,862)	644,161
J43	23	(1,724)	(1,701)
J32	3,078	(44)	3,034
LRI	247,165	(35,606)	211,559
L27	78	(188)	(110)
M07	50,956	(41,674)	9,282
M35	5,673	(52,324)	(46,651)
M31	53	(1,162)	(1,109)
M80	1,853	(1,914)	(61)
MF1	983	(70,207)	(69,224)
M41	—	(3,218)	(3,218)
M42	—	(4,017)	(4,017)
M06	50,451	(88,337)	(37,886)
M33	9	(1,954)	(1,945)
M44	18,819	(39,851)	(21,032)
M40	789	(77)	712
M83	4,468	(109,907)	(105,439)
M08	239	(4,766)	(4,527)
MB4	34	(75)	(41)
MB7	—	(827)	(827)
MC0	9,786	(4,329)	5,457
MA0	632	(783)	(151)
MC1	—	(1,065)	(1,065)
MC3	15,035	(26,607)	(11,572)
MC6	167	(153)	14
MC9	78	(1,803)	(1,725)
M96	31,356	(33,588)	(2,232)
MD2	—	(12,009)	(12,009)
MA6	9,654	(398,644)	(388,990)
MA3	123	(182)	(59)
M97	15,757	(504,801)	(489,044)
MD5	52	(21,706)	(21,654)
M98	3,217	(425,811)	(422,594)
MIS	125	(57)	68
MB3	—	(880)	(880)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MD8	91,869	(1,329,167)	(1,237,298)
ME2	5,589	(26,599)	(21,010)
MA7	—	(662)	(662)
MB8	38,716	(9,727)	28,989
MF6	2,349	(10,040)	(7,691)
MF2	31,590	(587,560)	(555,970)
MG3	21,084	(44,056)	(22,972)
VMG	852	(79,975)	(79,123)
NPP	59	(2,052)	(1,993)
NMC	37	(33)	4
NAR	—	(189)	(189)
NLM	167	(557)	(390)
O01	5,616	(14,166)	(8,550)
OGS	39,713	(5,008)	34,705
OSC	3,359	(1,008)	2,351
P10	13,488	(1,686)	11,802
PK8	11,710	(8,399)	3,311
P06	17,246	(681,610)	(664,364)
P07	25,068	(683,165)	(658,097)
SCP	21,807	(102,290)	(80,483)
R02	—	(23)	(23)
TBC	24,644	(416,113)	(391,469)
REI	20,390	(579,785)	(559,395)
RNA	35	(319,375)	(319,340)
W42	10,734	(10,110)	624

The changes in units outstanding for the year ended December 31, 2014 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	2	203	(201)
A71	2,603	1,255	1,348
AM2	3,219	18,117	(14,898)
IVP	32,752	85,539	(52,787)
A19	6,774	1,437	5,337
ASM	11,198	35,114	(23,916)
A54	2,202	395	1,807
A51	52,121	58,239	(6,118)
308	26,687	57,437	(30,750)
301	28	269	(241)
304	1,774	44,889	(43,115)
307	2,390	1,701	689
306	2,357	2,447	(90)
303	28,072	120,372	(92,300)
302	2,604	11,380	(8,776)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
305	2,283	4,696	(2,413)
300	370,583	496,829	(126,246)
BLG	5,543	10,982	(5,439)
MSV	149	177	(28)
C63	4,142	4,325	(183)
C65	571	96	475
DRS	93,196	75,138	18,058
DSV	119,836	73,572	46,264
D37	25,264	14,109	11,155
001	704	141	563
SSI	5,613	8,266	(2,653)
D55	2,736	6,825	(4,089)
S61	11,459	29,414	(17,955)
D18	1,057	3,743	(2,686)
DTG	2,370	1,756	614
DSI	435,347	963,874	(528,527)
DCA	34,568	29,067	5,501
DSC	1,039	73,940	(72,901)
DGI	220	122	98
DQB	103	8,628	(8,525)
FVI	13,381	11,267	2,114
FCN	26,440	39,893	(13,453)
F24	1,846	29,102	(27,256)
FEI	22,914	22,227	687
FF1	34,966	72,447	(37,481)
FF2	119,842	141,508	(21,666)
FF3	44,852	79,900	(35,048)
FVG	2,970	1,624	1,346
FGP	1,245	1,488	(243)
F99	7,024	11,290	(4,266)
FHI	21,631	59,542	(37,911)
FIP	36	18	18
FIG	412,145	192,446	219,699
FMC	134,187	229,676	(95,489)
FM8	2,089,239	5,619,180	(3,529,941)
FOF	9,073	2,133	6,940
F91	2,456	2,922	(466)
FE3	15,889	17,592	(1,703)
TFS	83,540	48,621	34,919
T20	1,022	701	321
TSF	4,662	71,638	(66,976)
F56	17	250	(233)
FSS	243	182	61
FSC	38,498	30,609	7,889
FRE	981	6,711	(5,730)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
520	—	9,595	(9,595)
G31	404	777	(373)
V15	252	1,964	(1,712)
VCP	53,563	6,145	47,418
A39	346	181	165
IB1	12,482	19,090	(6,608)
A21	31,286	8,676	22,610
A22	19,614	7,739	11,875
I84	223	112	111
I76	245	855	(610)
AI6	231	86	145
MVP	223,441	315,730	(92,289)
JM7	1,534	194,763	(193,229)
J43	3,800	2,631	1,169
J32	118	444	(326)
LRI	192,663	65,061	127,602
L27	1,447	665	782
M07	95,726	97,911	(2,185)
M35	2,235	22,187	(19,952)
M31	7,147	1,230	5,917
M80	2,380	1,794	586
MF1	1,575	65,087	(63,512)
M41	2,118	1,086	1,032
M42	116,211	1,173	115,038
M06	22,582	36,876	(14,294)
M33	4,442	50,398	(45,956)
M44	170,142	3,759	166,383
M40	2,803	196	2,607
M83	923,773	151,743	772,030
M08	118,036	1,954	116,082
MB4	35	60	(25)
MB7	—	802	(802)
BDS	9,012	4,936	4,076
MA0	599	1,656	(1,057)
MC1	—	1,028	(1,028)
MC3	70,175	207,231	(137,056)
MC6	87	84	3
MC9	104	1,740	(1,636)
M96	131,368	67,853	63,515
MD2	4,703	23,990	(19,287)
MA6	211,871	223,963	(12,092)
MA3	75	171	(96)
M97	227,662	258,263	(30,601)
MD5	65	3,692	(3,627)
M98	275,067	334,842	(59,775)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MIS	139	9,835	(9,696)
MB3	—	848	(848)
MD8	2,141,439	1,822,814	318,625
M1A	—	41,985	(41,985)
ME2	18,758	54,362	(35,604)
MA7	—	640	(640)
UTS	17,270	39,612	(22,342)
MFE	28	2,799	(2,771)
MVS	144,156	742,067	(597,911)
MV1	67	48,843	(48,776)
MB8	25,085	26,412	(1,327)
MF6	14,398	54,533	(40,135)
MF2	908,183	287,675	620,508
MG3	91,768	57,052	34,716
VMG	35,102	66,398	(31,296)
NPP	143	87	56
NMC	62	117	(55)
NAR	329	6,505	(6,176)
NLM	1,389	466	923
O01	16,369	61,686	(45,317)
OGS	11,281	20,904	(9,623)
OSC	8,976	5,709	3,267
P10	9,542	22,953	(13,411)
PK8	20,373	60,497	(40,124)
P06	202,115	686,327	(484,212)
P07	565,524	1,131,289	(565,765)
SCP	48,616	100,137	(51,521)
R02	—	1	(1)
TBC	622,128	871,352	(249,224)
REI	237,640	425,269	(187,629)
RNA	7,642	73,977	(66,335)
W42	7,696	29,391	(21,695)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A70
2015	—	$17.7940	$16	—%	2.65%
2014	360	17.3350	6,253	—	4.81
2013	561	16.5400	9,198	0.02	22.93
2012	—	13.4552	11	—	13.24
2011	645	11.8819	7,597	0.33	(23.41)

A71
2015	23,549	24.3215	574,180	1.30	1.43
2014	17,489	23.9794	419,468	1.15	9.29
2013	16,141	21.9410	354,237	1.18	34.59
2012	14,566	16.3019	237,519	1.77	17.24
2011	8,205	13.9042	114,150	1.09	6.07

AM2
2015	53,868	28.8567	1,554,468	0.06	(2.17)
2014	59,906	29.4980	1,767,632	—	(1.42)
2013	74,804	29.9214	2,238,780	0.73	13.32
2012	78,762	26.4042	2,080,114	1.41	15.24
2011	70,973	22.9132	1,626,612	2.79	(16.04)

IVP
2015	96,775	9.8707	955,227	2.80	2.59
2014	74,191	9.6215	713,819	2.78	(6.21)
2013	126,978	10.2586	1,302,603	5.91	23.00
2012	172,870	8.3401	1,441,743	1.33	14.53
2011	879,184	7.2819	6,402,124	4.42	(19.25)

A19
2015	27,156	34.1930	928,531	—	(1.53)
2014	23,039	34.7257	800,046	—	(2.08)
2013	17,702	35.4620	627,763	—	45.33
2012	16,194	24.4005	395,140	—	14.73
2011	21,449	21.2676	456,172	—	4.20

ASM
2015	5,240	16.6452	87,222	0.80	(5.49)
2014	5,679	17.61122	100,010	1.10	9.20
2013	29,595	16.12776	477,298	0.77	38.06
2012	132,678	11.68191	1,549,930	0.52	18.75
2011	142,642	9.83761	1,403,256	0.44	(8.39)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
A54
2015	17,923	$19.9341	$357,264	—%	(1.56%)
2014	20,581	20.2508	416,764	—	8.01
2013	18,774	18.7488	351,987	0.06	35.84
2012	121,733	13.8021	1,680,165	—	16.21
2011	109,112	11.8770	1,295,919	0.37	(8.27)

A51
2015	35,730	15.0283	536,968	—	(3.32)
2014	89,529	15.5440	1,391,642	—	0.44
2013	95,647	15.4764	1,480,272	—	34.26
2012	183,900	11.5272	2,119,848	—	12.50
2011	126,039	10.2464	1,291,451	—	(3.18)

308
2015	34,412	22.6563	779,653	1.29	(2.93)
2014	69,615	23.3401	1,624,834	2.45	15.36
2013	100,365	20.2324	2,030,620	2.53	33.00
2012	50,871	15.2124	773,867	2.21	13.88
2011	40,466	13.3579	540,545	3.13	(0.90)

301
2015	12,916	14.2136	183,586	1.22	0.27
2014	21,781	14.1747	308,732	1.96	5.28
2013	22,022	13.4641	296,504	1.84	(2.16)
2012	21,108	13.7611	290,467	8.34	5.37
2011	2,163	13.0593	28,243	3.83	6.10

304
2015	24,563	24.5404	602,781	1.05	6.94
2014	10,139	22.9485	232,685	0.83	2.31
2013	53,254	22.4296	1,194,458	1.26	29.18
2012	120,434	17.3635	2,091,161	0.88	22.56
2011	121,572	14.1671	1,722,316	2.01	(8.89)

307
2015	4,097	21.9162	89,801	0.92	(1.34)
2014	3,096	22.2140	68,770	3.82	5.64
2013	2,407	21.0281	50,613	3.72	22.53
2012	1,756	17.1610	30,142	5.81	17.56
2011	238	14.5981	3,472	8.92	(4.85)

306
2015	8,556	23.0669	197,351	—	0.27
2014	7,999	23.0056	184,020	0.12	2.12
2013	8,089	22.5273	182,229	0.93	28.28
2012	59,531	17.5613	1,045,450	1.37	18.18
2011	69,208	14.8601	1,028,429	0.98	(19.14)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
303
2015	25,821	$26.3561	$680,621	0.61%	6.86%
2014	18,572	24.6646	458,144	0.22	8.51
2013	110,872	22.7304	2,520,242	0.66	30.10
2012	294,600	17.4713	5,147,112	0.69	17.89
2011	472,679	14.8199	7,005,121	0.72	(4.28)

302
2015	15,383	23.8309	366,605	2.76	1.45
2014	4,007	23.4892	94,125	1.35	10.63
2013	12,783	21.2313	271,405	1.43	33.50
2012	12,128	15.9037	192,888	1.65	17.48
2011	13,088	13.5371	177,189	1.62	(1.83)

305
2015	13,138	17.7691	233,446	3.90	(7.30)
2014	25,927	19.1679	496,964	5.67	0.63
2013	28,340	19.0472	539,786	2.99	6.60
2012	119,121	17.8674	2,128,382	7.89	13.70
2011	105,086	15.7141	1,651,342	7.56	1.92

300
2015	895,323	17.4881	15,657,509	1.62	(4.53)
2014	860,495	18.3171	15,761,751	1.37	(2.65)
2013	986,741	18.8163	18,566,769	1.24	21.63
2012	1,817,458	15.4695	28,115,209	1.74	17.91
2011	1,296,314	13.1201	17,007,825	1.70	(13.96)

BLG
2015	16,536	16.6237	274,893	1.23	(0.71)
2014	11,254	16.7426	188,427	1.78	2.11
2013	16,693	16.3967	273,714	0.21	14.76
2012	118,354	14.2882	1,691,066	7.08	10.28
2011	9,098	12.9562	117,869	2.71	(3.49)

MSV
2015	16,914	21.6162	365,608	0.77	(6.61)
2014	980	23.1454	22,670	0.26	5.22
2013	1,008	21.9969	22,160	0.57	42.40
2012	875	15.4471	13,496	0.01	13.54
2011	256,733	13.6050	3,492,853	0.40	(2.43)

C63
2015	—	17.5114	3	—	2.17
2014	11,753	17.1391	201,432	0.21	9.42
2013	11,936	15.6634	186,961	0.11	35.64
2012	85,075	11.5477	982,418	0.82	12.24
2011	77,574	10.2887	798,136	1.48	(2.64)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
C65
2015	3,490	$10.4444	$36,455	0.32%	(0.03%)
2014	3,028	10.4477	31,637	0.03	(5.09)
2013	2,553	11.0084	28,104	0.48	20.39
2012	1,980	9.1435	18,102	1.29	17.62
2011	1,604	7.7738	12,467	0.86	(16.18)

DRS
2015	124,774	29.7317	3,709,744	1.15	3.75
2014	196,967	28.6579	5,644,657	1.34	29.46
2013	178,909	22.1364	3,960,399	1.61	2.14
2012	227,470	21.6723	4,929,807	1.64	16.94
2011	212,438	18.5328	3,937,067	1.74	10.96

DSV
2015	241,557	26.0449	6,291,313	0.81	(6.22)
2014	304,016	27.7724	8,443,186	0.55	5.86
2013	257,752	26.2340	6,761,828	0.81	33.51
2012	384,634	19.6500	7,558,049	0.57	13.90
2011	295,654	17.2514	5,100,408	0.52	(1.33)

D37
2015	21,448	33.8363	725,714	0.45	7.54
2014	30,532	31.4642	960,662	0.06	3.15
2013	19,377	30.5038	591,083	0.02	41.32
2012	23,359	21.5842	504,191	0.23	11.02
2011	22,219	19.4415	431,962	0.97	8.13

001
2015	4,619	13.7138	63,345	1.52	(6.87)
2014	4,114	14.7256	60,587	1.75	10.72
2013	3,551	13.3003	47,235	2.09	30.89
2012	2,816	10.1612	28,614	2.36	9.79
2011	4,606	9.2554	42,629	—	(7.45)

SSI
2015	34,688	22.5807	783,270	1.06	(4.60)
2014	37,562	23.6684	888,959	1.01	4.74
2013	40,215	22.5969	908,660	1.88	38.64
2012	490,264	16.2993	7,990,918	0.88	16.25
2011	486,857	14.0208	6,826,101	0.77	(4.41)

D55
2015	65,643	30.6757	2,013,632	0.76	(4.85)
2014	64,147	32.2408	2,068,264	0.72	4.47
2013	68,236	30.8599	2,105,857	1.42	38.31
2012	84,658	22.3127	1,889,019	0.66	15.88
2011	94,626	19.2553	1,822,105	0.58	(4.58)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
S61
2015	37,127	$23.6900	$880,128	0.21%	(1.91%)
2014	13,578	24.1515	328,656	1.11	5.53
2013	31,533	22.8868	722,382	0.97	35.24
2012	37,451	16.9231	634,309	1.21	13.77
2011	60,954	14.8755	907,177	1.04	(6.08)

D18
2015	61,862	22.9422	1,419,245	0.12	(2.29)
2014	29,798	23.4792	699,637	1.01	12.09
2013	32,484	20.9467	680,427	1.38	34.99
2012	26,587	15.5170	412,545	0.44	19.67
2011	52,847	12.9660	685,214	0.47	0.39

DTG
2015	10,065	26.7623	269,365	—	6.16
2014	6,604	25.2097	166,474	—	6.82
2013	5,990	23.5994	141,355	—	32.80
2012	—	17.7702	5	—	15.62
2011	1,612	15.3691	24,778	—	(7.78)

DSI
2015	3,596,137	19.8723	71,465,200	1.80	1.11
2014	1,932,111	19.6547	37,983,425	1.71	13.42
2013	2,460,638	17.3285	42,646,575	1.76	32.03
2012	4,099,279	13.1250	53,808,548	1.98	15.74
2011	4,539,472	11.3403	51,483,789	2.47	1.88

DCA
2015	108,494	23.4565	2,544,968	1.77	(2.47)
2014	129,640	24.0501	3,117,875	1.87	8.09
2013	124,139	22.2498	2,762,087	1.94	21.10
2012	138,798	18.3726	2,550,095	3.63	10.43
2011	128,846	16.6373	2,143,643	1.72	9.01

DSC
2015	6,405	20.5377	131,524	—	(2.28)
2014	6,358	21.0162	132,948	—	1.59
2013	79,259	20.6863	1,638,916	—	48.55
2012	80,852	13.9258	1,125,475	—	20.56
2011	81,354	11.5506	939,309	0.39	(13.85)

DGI
2015	1,681	21.7385	36,537	0.88	1.58
2014	1,620	21.3994	34,664	0.80	10.07
2013	1,522	19.4408	29,574	0.92	36.78
2012	1,511	14.2129	21,476	1.48	18.07
2011	1,530	12.0374	18,407	1.29	(2.79)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
DQB
2015	606	$21.8029	$13,212	2.02%	(1.65%)
2014	606	22.1685	13,421	2.48	4.79
2013	9,131	21.1544	193,156	2.82	(1.54)
2012	9,400	21.4860	201,960	3.22	7.00
2011	9,536	20.0810	190,937	3.35	7.03

FVI
2015	13,244	22.4877	297,836	0.65	0.59
2014	38,573	22.3556	862,307	1.37	10.26
2013	36,459	20.2755	739,200	1.48	19.66
2012	45,873	16.9444	777,270	2.61	15.07
2011	2,377	14.7253	34,987	2.58	(3.61)

FCN
2015	172,991	46.2927	8,007,978	0.92	0.67
2014	214,859	45.9841	9,879,833	0.97	11.94
2013	228,312	41.0780	9,378,346	0.70	31.29
2012	418,586	31.2889	13,096,914	1.05	16.42
2011	590,441	26.8768	15,868,988	0.94	(2.53)

F24
2015	28,082	32.9065	924,471	0.57	0.42
2014	48,654	32.7703	1,595,396	0.67	11.65
2013	75,910	29.3497	2,228,815	0.83	30.95
2012	78,383	22.4125	1,757,433	0.94	16.14
2011	115,299	19.2978	2,225,587	0.80	(2.78)

FEI
2015	344,552	14.7266 to 28.3644	6,919,692	3.06	(3.96)
2014	394,757	15.3345 to 29.5352	7,974,911	2.86	8.72
2013	394,070	14.1048 to 27.1668	7,339,579	2.56	28.15
2012	428,012	11.0067 to 21.1997	6,113,279	3.32	17.31
2011	351,319	9.3828 to 18.0719	4,487,819	2.55	0.97

FF1
2015	34,185	15.7367	537,961	1.36	(0.33)
2014	62,867	15.7892	992,615	1.73	4.70
2013	100,348	15.0803	1,513,277	1.96	14.41
2012	112,017	13.1808	1,476,482	2.49	12.23
2011	76,011	11.7447	892,730	3.46	(0.36)

FF2
2015	104,603	15.6406	1,636,049	1.44	(0.27)
2014	164,785	15.6832	2,584,360	1.55	4.82
2013	186,451	14.9613	2,789,559	1.84	16.01
2012	124,557	12.8961	1,606,299	2.68	13.38
2011	56,245	11.3741	639,731	2.51	(1.03)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FF3
2015	78,674	$15.9327	$1,253,493	2.15%	(0.24%)
2014	62,555	15.9704	999,026	1.70	4.96
2013	97,603	15.2164	1,485,167	1.50	21.66
2012	83,510	12.5071	1,044,462	2.72	15.58
2011	41,548	10.8210	449,591	2.72	(2.60)

FVG
2015	8,887	21.2358	188,726	1.47	(2.27)
2014	14,701	21.7295	319,452	1.99	10.47
2013	13,355	19.6698	262,686	1.46	33.56
2012	66,956	14.7269	986,054	2.12	18.56
2011	73,170	12.4209	908,838	2.08	1.61

FGP
2015	322	31.1782	10,040	0.05	7.17
2014	2,188	29.0911	63,946	0.17	11.30
2013	2,431	26.1381	63,788	0.10	36.34
2012	23,203	19.1719	445,026	0.67	14.69
2011	6,956	16.7165	116,431	0.19	0.20

F99
2015	119,712	24.5025	2,934,174	0.04	6.90
2014	74,750	22.9201	1,713,251	—	11.01
2013	79,016	20.6463	1,631,368	0.05	36.00
2012	76,047	15.1812	1,154,469	0.38	14.40
2011	70,297	13.2700	932,824	0.13	(0.03)

FHI
2015	31,331	19.2451	603,101	7.42	(3.63)
2014	30,769	19.9694	614,617	3.25	1.16
2013	68,680	19.7413	1,356,008	5.44	5.95
2012	128,213	18.6332	2,389,188	8.27	14.23
2011	81,700	16.3123	1,332,860	8.47	4.03

FIP
2015	282,455	33.2267	9,384,946	2.81	1.33
2014	464	32.7892	15,112	1.71	13.57
2013	446	28.8713	12,831	1.96	32.24
2012	442	21.8321	9,627	1.66	15.92
2011	1,406	18.8345	26,371	2.00	2.04

FIG
2015	2,024,711	24.3129	49,226,504	2.96	(0.60)
2014	1,016,255	24.4584	24,855,987	2.75	5.83
2013	796,556	23.1116	18,409,666	2.33	(1.78)
2012	781,413	23.5298	18,386,495	2.77	5.90
2011	1,120,046	22.2193	24,886,585	3.30	7.33

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
FMC
2015	408,897	$19.8697	$8,124,692	0.51%	(1.39%)
2014	401,489	20.1496	8,089,853	0.22	6.29
2013	496,978	18.9579	9,421,634	0.53	36.23
2012	574,640	13.9161	7,996,751	0.64	14.83
2011	596,010	12.1188	7,222,905	0.29	(10.61)

FM8
2015	1,760,703	11.8629	20,881,240	0.01	0.01
2014	1,550,217	11.8618	18,365,019	0.01	0.01
2013	5,080,158	11.8606	60,230,381	0.01	0.01
2012	3,581,186	11.8595	42,447,430	0.05	0.04
2011	8,612,141	11.8545	102,068,947	0.03	0.03

FOF
2015	9,741	18.3925	179,153	1.05	3.62
2014	14,826	17.7491	263,142	1.47	(8.08)
2013	7,886	19.3086	152,264	1.27	30.44
2012	27,751	14.8031	410,799	2.26	20.74
2011	22,096	12.2603	270,905	0.36	(17.16)

F91
2015	36,015	22.8203	821,880	1.16	3.30
2014	36,749	22.0919	812,824	1.11	(8.30)
2013	37,215	24.0906	897,590	1.07	30.17
2012	52,319	18.5077	969,101	1.76	20.38
2011	49,216	15.3746	757,341	0.93	(17.34)

FE3
2015	45,667	17.9195	818,327	0.81	1.84
2014	25,590	17.5954	450,268	2.59	(1.23)
2013	27,293	17.8138	486,184	2.96	13.25
2012	8,281	15.7300	130,267	0.91	14.83
2011	5,273	13.6985	72,230	4.18	(6.29)

TFS
2015	176,535	17.6735	3,120,001	3.46	(6.31)
2014	181,512	18.8633	3,423,639	2.09	(10.89)
2013	146,593	21.1676	3,102,703	2.44	23.27
2012	108,796	17.1714	1,867,917	2.54	18.60
2011	308,639	14.4789	4,468,521	1.92	(10.44)

T20
2015	13,364	24.2858	325,337	3.48	(6.49)
2014	14,638	25.9718	380,080	1.90	(11.13)
2013	14,317	29.2248	418,287	2.38	22.97
2012	13,962	23.7658	331,727	3.43	18.23
2011	12,498	20.1009	251,143	1.78	(10.63)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
TSF
2015	206,564	$25.5721	$5,282,204	2.87%	(6.24%)
2014	207,464	27.2731	5,658,039	1.73	(2.53)
2013	274,440	27.9812	7,679,036	2.95	31.05
2012	322,220	21.3521	6,879,970	2.29	21.40
2011	329,229	17.5884	5,790,524	1.59	(6.80)

F56
2015	1,806	24.0506	43,432	2.60	(6.49)
2014	1,855	25.7188	47,661	1.41	(2.81)
2013	2,088	26.4637	55,191	2.68	30.82
2012	2,130	20.2291	43,054	2.03	21.07
2011	2,181	16.7091	36,398	1.32	(6.97)

FSS
2015	7,257	20.0268	145,341	3.53	(4.69)
2014	12,213	21.0130	256,625	2.26	7.38
2013	12,152	19.5688	237,806	1.83	28.53
2012	80,048	15.2256	1,218,783	2.20	14.61
2011	86,683	13.2851	1,151,595	2.53	(0.79)

FSC
2015	63,131	22.9483	1,448,744	—	(2.44)
2014	58,766	23.5230	1,382,128	—	7.78
2013	50,877	21.8254	1,110,210	—	38.50
2012	51,733	15.7584	815,084	—	11.12
2011	55,946	14.1820	793,297	—	(4.59)

FRE
2015	13,745	13.2352	181,912	3.48	0.83
2014	10,531	13.1268	138,236	0.58	15.27
2013	16,261	11.3882	185,175	4.63	2.61
2012	19,701	11.0989	218,649	0.00	27.72
2011	19,860	8.6897	172,575	7.85	(5.45)

520
2014	—	23.2536	—	—	13.64
2013	9,595	20.4626	196,322	0.59	32.42
2012	2,801	15.4528	43,273	0.93	19.89
2011	2,000	12.8894	25,771	0.52	(2.62)

G31
2015	3,785	24.8494	94,050	1.39	(0.20)
2014	3,876	24.8982	96,491	1.41	16.37
2013	4,249	21.3965	90,916	1.13	37.52
2012	4,604	15.5591	71,625	1.94	14.46
2011	4,478	13.5938	60,864	1.81	4.05

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
AI1
2012	—	$—	$—	—%	15.36%
2011	201,648	9.5422	1,924,189	0.15	(7.91)

AAH
2012	—	—	—	—	13.57
2011	3,598	8.2341	29,633	—	(17.66)

V15
2015	214,167	15.5584	3,332,091	—	5.01
2014	215,934	14.8165	3,199,382	0.04	8.44
2013	217,646	13.6634	2,973,782	0.45	40.14
2012	219,481	9.7501	2,139,951	—	(2.50)

VCP
2015	42,202	21.3007	898,938	1.83	(5.98)
2014	47,871	22.6560	1,084,546	1.58	9.39
2013	453	20.7119	9,369	1.80	35.97
2012	346	15.2323	5,252	4.83	19.23
2011	—	12.7753	—	2.04	(1.84)

A39
2015	4,226	25.6611	108,452	1.17	(5.77)
2014	4,115	27.2323	112,068	0.87	8.15
2013	3,950	25.1810	99,457	1.45	29.25
2012	3,820	19.4826	74,433	1.02	13.88
2011	3,624	17.1077	62,001	0.98	(0.06)

IB1
2015	102,116	22.7766	2,325,867	2.99	(3.06)
2014	105,328	23.4962	2,474,797	1.80	10.28
2013	111,936	21.3059	2,384,894	1.46	34.08
2012	107,359	15.8903	1,705,962	1.67	14.63
2011	96,677	13.8617	1,340,106	1.28	(2.01)

A21
2015	72,382	28.1323	2,036,278	1.53	(2.34)
2014	67,199	28.8072	1,935,991	1.69	0.33
2013	44,589	28.7119	1,280,401	1.17	19.01
2012	55,898	24.1250	1,348,702	1.40	15.53
2011	69,212	20.8817	1,445,377	1.61	(6.74)

A22
2015	11,851	20.2549	240,043	0.19	(4.03)
2014	55,688	21.1050	1,175,301	0.04	4.43
2013	43,813	20.2088	885,405	0.80	28.81
2012	33,383	15.6884	523,725	0.06	10.96
2011	37,133	14.1394	525,033	0.30	(6.38)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
I84
2015	3,983	$14.7229	$58,648	—%	1.21%
2014	3,930	14.5474	57,169	—	8.04
2013	3,819	13.4652	51,422	0.43	37.01
2012	3,663	9.8276	35,997	—	(1.72)

I76
2015	1,849	16.0652	29,701	—	(5.52)
2014	1,675	17.0035	28,486	—	2.36
2013	2,285	16.6113	37,960	0.01	37.46
2012	2,050	12.0840	24,770	—	13.89
2011	1,576	10.6099	16,727	—	(0.73)

AI6
2015	—	14.6579	—	0.00	(10.40)
2014	3,135	16.3601	51,291	1.45	6.62
2013	2,990	15.3445	45,878	1.54	33.75
2012	2,748	11.4721	31,528	1.07	17.70
2011	4,684	9.7466	45,652	0.93	(3.05)

MVP
2015	55,982	19.2457	1,077,439	1.07	(3.47)
2014	92,043	19.9366	1,834,718	1.75	8.77
2013	184,332	18.3294	3,378,419	1.17	26.09
2012	401,329	14.5364	5,833,629	0.97	11.14
2011	377,507	13.0796	4,937,443	0.78	(2.64)

JM7
2015	754,255	13.7368	10,361,059	4.89	1.12
2014	110,094	13.5847	1,495,604	5.09	4.92
2013	303,323	12.9480	3,927,435	4.54	(1.47)
2012	309,186	13.1411	4,063,056	4.56	5.33
2011	316,156	12.4760	3,944,347	5.48	7.46

J43
2015	31,195	27.9443	871,715	0.14	(5.28)
2014	32,896	29.5023	970,496	0.15	9.59
2013	31,727	26.9195	854,072	0.57	42.29
2012	34,925	18.9181	660,701	0.21	19.73
2011	45,502	15.8011	718,984	0.13	(4.77)
J32
2015	7,589	27.4581	208,382	0.84	0.86
2014	4,555	27.2228	123,996	0.90	13.90
2013	4,881	23.9003	116,658	1.25	36.22
2012	5,189	17.5460	91,050	1.36	17.65
2011	8,286	14.9142	123,583	1.18	(1.87)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
LRI
2015	413,046	$13.8396	$5,718,955	1.19%	(19.90%)
2014	201,487	17.2778	3,484,521	2.46	(4.38)
2013	73,885	18.0700	1,338,517	1.76	(1.01)
2012	136,848	18.2543	2,498,057	1.97	22.34
2011	112,082	14.9211	1,672,379	5.67	(17.79)

L27
2015	4,220	23.2070	97,943	0.84	11.10
2014	4,330	20.8892	90,458	1.61	(5.76)
2013	3,548	22.1655	78,637	2.01	31.70
2012	3,530	16.8307	59,410	1.80	20.38
2011	5,190	13.9812	72,555	0.43	(15.72)

EGS
2012	—	—	—	0.05	14.04
2011	15,336	19.1181	293,182	0.17	(0.45)

MFF
2012	—	—	—	—	13.88
2011	22,392	16.8323	376,889	—	(0.69)

M07
2015	682,063	11.6484	7,944,966	2.61	(0.37)
2014	672,781	11.6918	7,866,010	1.97	8.50
2013	674,966	10.7760	7,273,413	1.74	7.76

M35
2015	391,134	11.5838	4,530,803	2.48	(0.58)
2014	437,785	11.6513	5,100,758	1.73	8.24
2013	457,737	10.7647	4,927,402	1.61	7.65

M31
2015	40,515	16.4412	666,107	0.16	7.56
2014	41,624	15.2857	636,251	0.11	8.94
2013	35,707	14.0307	501,000	0.24	36.85
2012	36,362	10.2525	372,797	—	2.52

M80
2015	51,115	16.3046	833,410	—	7.30
2014	51,176	15.1952	777,631	—	8.68
2013	50,590	13.9810	707,301	0.13	36.49
2012	48,476	10.2429	496,533	—	2.43

MF1
2015	123,321	16.0011	1,973,276	—	4.61
2014	192,545	15.2956	2,945,092	—	8.86
2013	256,057	14.0505	3,597,711	—	37.72
2012	233,209	10.2022	2,379,238	—	2.02

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M41
2015	25,671	$16.1381	$414,277	—%	4.43%
2014	28,889	15.4531	446,417	—	8.56
2013	27,857	14.2348	396,528	—	37.22
2012	28,943	10.3740	300,242	—	3.74

M42
2015	111,021	9.9258	1,101,968	—	(2.15)
2014	115,038	10.1434	1,166,870	—	1.43

M06
2015	393,577	10.4435	4,110,338	3.13	(0.30)
2014	431,463	10.4752	4,519,681	2.87	5.85
2013	445,757	9.8967	4,411,518	1.16	(1.03)
2012	464,149	10.0000	4,641,485	—	—

M33
2015	6,828	14.8722	101,542	0.66	0.80
2014	8,773	14.7536	129,429	0.21	10.20
2013	54,729	13.3878	732,697	0.32	32.28
2012	60,144	10.1204	608,684	—	1.20

M44
2015	145,351	8.7005	1,264,632	4.10	(14.52)
2014	166,383	10.1782	1,693,484	2.02	1.78

M40
2015	3,319	8.6696	28,776	4.60	(14.76)
2014	2,607	10.1705	26,510	1.95	1.70

M83
2015	802,818	14.9999	12,042,194	2.42	(0.74)
2014	908,257	15.1112	13,724,886	3.09	10.51
2013	136,227	13.6741	1,862,780	1.30	35.89
2012	226,303	10.0629	2,277,261	—	0.63

M08
2015	111,555	10.6596	1,189,137	2.11	(0.93)
2014	116,082	10.7601	1,249,053	1.30	7.60

MB4
2015	885	23.4862	20,802	1.59	1.13
2014	926	23.2246	21,546	1.67	12.57
2013	951	20.6315	19,657	2.06	36.40
2012	994	15.1259	15,054	1.80	15.37
2011	1,306	13.1104	17,150	1.88	1.97

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MB7
2015	23,782	$25.4062	$604,193	1.34%	0.87%
2014	24,609	25.1873	619,817	1.41	12.28
2013	25,411	22.4327	570,014	1.80	36.05
2012	26,157	16.4880	431,261	1.46	15.10
2011	28,698	14.3247	411,081	1.70	1.74

MC0
2015	358,431	16.5550	5,933,830	4.04	(0.31)
2014	352,974	16.6071	5,861,856	3.82	5.78
2013	348,898	15.6999	5,477,658	7.69	(0.27)
2012	7,475	15.7430	117,686	5.41	11.31
2011	2,811	14.1430	39,751	6.05	6.63

MA0
2015	8,658	18.3611	158,965	3.90	(0.58)
2014	8,809	18.4685	162,697	3.66	5.59
2013	9,866	17.4902	172,564	4.17	(0.51)
2012	10,389	17.5796	182,642	5.02	11.00
2011	10,136	15.8372	160,517	4.80	6.30

MC1
2015	24,567	16.0946	395,402	0.31	(0.40)
2014	25,632	16.1600	414,199	0.57	11.07
2013	26,660	14.5498	387,887	0.79	34.28
2012	27,705	10.8352	300,179	0.59	16.24
2011	25,810	9.3213	240,579	0.76	(1.25)

MC3
2015	98,642	11.0687	1,091,835	1.14	(12.89)
2014	110,214	12.7068	1,400,463	0.53	(6.72)
2013	247,270	13.6227	3,368,489	1.63	(5.21)
2012	231,431	14.3716	3,326,020	1.15	18.99
2011	213,625	12.0783	2,580,238	0.56	(18.53)

MC6
2015	799	34.7884	27,723	0.96	(1.54)
2014	785	35.3324	27,885	0.50	4.32
2013	782	33.8707	26,626	0.68	21.26
2012	809	27.9332	22,715	0.75	19.72
2011	997	23.3317	23,362	0.70	(6.38)

RES
2013	—	—	—	1.62	24.00
2012	234	14.9614	3,501	1.90	16.81
2011	479	12.8080	6,131	1.20	(6.73)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MC9
2015	41,636	$20.8094	$866,426	1.00%	(1.09%)
2014	43,361	21.0385	912,243	0.78	2.15
2013	44,997	20.5956	926,732	1.29	23.68
2012	46,759	16.6523	778,643	1.41	16.57
2011	43,139	14.2847	616,224	0.93	(7.00)

M96
2015	630,355	24.1269	15,207,903	2.78	0.47
2014	632,587	24.0141	15,189,955	2.46	4.86
2013	569,072	22.9015	13,031,626	2.28	(2.59)
2012	562,740	23.5112	13,229,700	3.08	2.53
2011	590,036	22.9315	13,529,435	4.00	7.40

MD2
2015	3,804	17.0649	64,912	3.45	0.26
2014	15,813	17.0215	269,905	2.40	4.67
2013	35,100	16.2623	571,525	1.97	(2.90)
2012	37,351	16.7472	626,260	2.99	2.27
2011	31,343	16.3756	513,979	3.66	7.11

MA6
2015	59,915	10.5494	632,079	8.11	(4.22)
2014	448,905	11.0140	4,944,237	5.55	2.81
2013	460,997	10.7133	4,938,795	2.22	6.42
2012	552,987	10.0666	5,566,679	—	0.67

MA3
2015	4,627	24.6762	114,171	6.91	(4.42)
2014	4,686	25.8177	120,979	5.23	2.53
2013	4,782	25.1797	120,406	2.25	6.10
2012	4,879	23.7326	115,787	6.86	14.54
2011	4,573	20.7208	94,750	8.77	3.86

M97
2015	181,322	15.3732	2,787,501	1.66	0.32
2014	670,366	15.3241	10,272,750	0.99	(4.98)
2013	700,967	16.1267	11,304,285	1.35	13.92
2012	887,707	14.1564	12,566,749	1.01	19.90
2011	1,069,611	11.8073	12,629,205	1.10	(10.89)

MD5
2015	88,154	23.2840	2,052,577	1.19	0.10
2014	109,808	23.2598	2,554,109	0.66	(5.19)
2013	113,435	24.5325	2,782,855	1.11	13.68
2012	117,140	21.5812	2,528,019	0.79	19.54
2011	110,778	18.0535	1,999,925	0.92	(11.11)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
M98
2015	252,357	$15.0359	$3,794,414	2.00%	6.65%
2014	674,951	14.0981	9,515,494	2.14	1.34
2013	734,726	13.9114	10,221,073	1.43	27.90
2012	1,134,769	10.8764	12,342,191	1.55	16.23
2011	939,138	9.3579	8,788,350	1.19	(1.52)

MIS
2015	1,404	18.7892	26,383	0.50	(0.12)
2014	1,336	18.8110	25,208	0.11	11.51
2013	11,032	16.8691	186,161	0.73	30.39
2012	11,611	12.9372	150,265	0.42	17.25
2011	11,696	11.0340	129,097	0.59	0.80

MB3
2015	20,318	23.2077	471,524	0.46	(0.33)
2014	21,198	23.2857	493,561	0.28	11.23
2013	22,046	20.9351	461,505	0.46	30.13
2012	22,909	16.0877	368,525	0.13	16.85
2011	21,855	13.7673	300,856	0.29	0.57

MC1
2012	—	—	—	—	11.96
2011	22,202	11.0400	245,104	—	(6.28)

MD8
2015	5,760,748	10.0000 to 13.3979	77,160,544	—	—
2014	6,998,046	10.0000 to 13.3979	93,804,815	—	—
2013	6,679,421	13.3979	89,535,945	—	—
2012	5,987,821	10.0000 to 13.3979	80,267,160	—	—
2011	4,347,643	13.3979	58,294,939	—	—

M1A
2014	—	—	—	—	(8.78)
2013	41,985	30.7524	1,291,722	—	41.07
2012	43,351	21.7992	945,427	—	20.88
2011	42,820	18.0338	772,539	—	(10.55)

ME2
2015	95,558	18.4561	1,763,612	1.98	(1.96)
2014	116,568	18.8257	2,194,467	1.51	(6.88)
2013	152,172	20.2165	3,076,363	0.84	19.01
2012	331,149	16.9874	5,625,361	2.29	16.59
2011	482,073	14.5697	7,023,632	2.07	(10.88)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MA7
2015	15,224	$17.5912	$267,804	5.55%	(2.06%)
2014	15,886	17.9614	285,340	3.04	2.99
2013	16,526	17.4404	288,227	2.95	1.08
2012	17,175	17.2537	296,332	5.46	10.29
2011	15,899	15.6437	248,721	5.53	4.31

TRS
2013	—	—	—	4.24	10.41
2012	242,681	24.2489	5,885,193	2.82	11.34
2011	262,291	21.7793	5,712,911	2.70	1.93

MFJ
2013	—	—	—	3.73	10.26
2012	240,870	17.7514	4,275,903	2.35	11.02
2011	242,714	15.9900	3,881,104	2.47	1.66

UTS
2014	—	—	—	6.06	11.00
2013	22,342	42.5808	951,336	3.40	20.61
2012	81,498	35.3045	2,877,263	4.63	14.15
2011	69,506	30.9276	2,149,666	3.59	7.12

MFE
2014	—	—	—	2.46	10.81
2013	2,771	37.4027	103,634	2.50	20.29
2012	2,615	31.0926	81,312	4.52	13.92
2011	2,691	27.2926	73,465	3.46	6.84

MVS
2014	—	—	—	3.30	2.53
2013	597,911	16.7995 to 22.3787	10,368,571	2.77	35.86
2012	738,439	12.3652 to 16.4718	9,825,386	1.86	16.22
2011	912,338	10.6397 to 14.1733	10,845,281	1.15	6.40

MV1
2014	—	—	—	2.90	2.41
2013	48,776	24.0984	1,175,385	2.69	35.48
2012	50,521	17.7878	898,624	1.69	15.97
2011	47,433	15.3383	727,521	1.41	(0.29)

MB8
2015	94,286	17.8362 to 32.4026	1,965,711	0.68	(4.15)
2014	65,297	18.6092 to 33.8068	1,530,358	1.02	7.29
2013	66,624	17.3449 to 31.5101	1,453,657	1.72	45.71
2012	64,274	11.9035 to 21.6249	973,640	0.62	14.74
2011	71,430	10.3747 to 18.8474	927,521	0.38	(4.87)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
MF6
2015	197,809	$41.6315	$8,235,900	4.01%	0.74%
2014	205,500	41.3237	8,491,109	2.12	15.62
2013	245,635	35.7411	8,778,490	5.83	4.99
2012	349,753	34.0438	11,906,193	1.04	30.03
2011	355,039	26.1808	9,294,624	7.36	(7.59)

MF2
2015	1,390,966	11.5664	16,088,359	1.13	0.48
2014	1,946,936	11.5115	22,412,034	1.28	0.80
2013	1,326,428	11.4198	15,147,486	0.22	0.71
2012	173,660	11.3391	1,969,059	1.24	2.24
2011	189,824	11.0902	2,105,134	1.22	0.53

MG3
2015	213,189	17.5584	3,743,432	0.97	(2.33)
2014	236,161	17.9766	4,245,271	1.08	10.36
2013	201,445	16.2884	3,281,128	1.19	36.91
2012	186,059	11.8971	2,213,492	1.24	16.38
2011	187,441	10.2226	1,916,071	1.09	2.47

VMG
2015	6,444	26.8592	173,069	—	(5.90)
2014	85,567	28.5423	2,442,244	—	1.97
2013	116,863	27.9914	3,271,119	0.37	37.49
2012	226,639	20.3594	4,614,229	—	8.69
2011	279,113	18.7315	5,228,178	0.33	(7.12)

NPP
2015	332	23.1381	7,621	0.19	(11.80)
2014	2,325	26.2349	60,938	0.77	9.85
2013	2,269	23.8820	54,130	1.22	31.14
2012	2,167	18.2116	39,416	0.46	16.60
2011	1,543	15.6190	24,069	0.00	(11.36)

NMC
2015	364	32.1081	11,696	—	1.28
2014	360	31.7038	11,396	—	7.58
2013	415	29.4706	12,215	—	32.61
2012	622	22.2224	13,810	—	12.41
2011	822	19.7684	16,249	—	0.47

NAR
2015	1,630	23.4298	38,196	0.74	(8.34)
2014	1,819	25.5606	46,508	0.86	13.84
2013	7,995	22.4539	179,526	1.39	37.05
2012	5,982	16.3837	98,018	0.06	15.53
2011	92,745	14.1815	1,315,268	0.66	(6.50)

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
NLM
2015	25,399	$16.8578	$428,174	1.99%	0.18%
2014	25,789	16.8269	434,032	1.77	0.61
2013	24,866	16.7248	415,968	2.16	0.62
2012	24,889	16.6223	413,793	3.02	4.61
2011	28,864	15.8905	458,742	3.99	0.29

O01
2015	65,017	20.9694	1,363,393	0.09	3.54
2014	73,567	20.2518	1,489,958	0.35	15.41
2013	118,884	17.5489	2,086,252	0.99	29.74
2012	138,431	13.5266	1,872,413	0.66	14.12
2011	508,147	11.8522	6,022,710	0.49	(1.15)

OGS
2015	67,110	24.3382	1,633,344	1.48	3.94
2014	32,405	23.4147	758,757	1.02	2.29
2013	42,028	22.8900	962,025	1.85	27.31
2012	70,780	17.9802	1,272,630	2.43	21.26
2011	217,141	14.8273	3,219,604	1.16	(8.29)

OSC
2015	45,180	26.6431	1,203,714	0.89	(5.90)
2014	42,829	28.3133	1,212,628	0.83	11.93
2013	39,562	25.2948	1,000,701	0.97	41.01
2012	30,261	17.9377	542,802	0.65	17.99
2011	159,108	15.2031	2,418,931	0.65	(2.21)

P10
2015	39,940	6.2267	248,697	4.47	(25.70)
2014	28,138	8.3811	235,823	0.34	(18.42)
2013	41,549	10.2740	426,878	1.79	(14.70)
2012	155,994	12.0446	1,878,891	2.74	5.39
2011	136,525	11.4286	1,560,292	14.70	(7.56)

PK8
2015	60,452	15.9522 to 31.9646	977,188	5.31	(2.25)
2014	57,141	16.3187 to 32.6990	951,747	5.36	1.52
2013	97,265	16.0738 to 32.2082	1,613,948	5.07	(6.97)
2012	104,253	17.2777 to 34.6206	1,856,057	4.93	17.90
2011	96,174	14.6541 to 29.3634	1,457,250	5.36	6.33

P06
2015	243,363	17.9633	4,356,414	2.54	(2.71)
2014	907,727	18.4627	16,743,431	1.46	3.10
2013	1,391,939	17.9076	24,912,908	1.50	(9.22)
2012	1,880,953	19.7259	37,088,693	1.10	8.76
2011	1,751,159	18.1368	31,749,083	2.10	11.68

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
P07
2015	795,413	$19.7047	$15,595,271	4.35%	0.45%
2014	1,453,510	19.6163	28,436,093	2.12	4.28
2013	2,019,275	18.8108	37,912,290	2.15	(1.96)
2012	3,082,057	19.1871	59,062,317	2.63	9.60
2011	4,819,074	17.5060	84,305,359	2.64	3.61

SCP
2015	141,882	17.1882	2,438,723	0.57	(11.80)
2014	222,365	19.4881	4,333,505	0.12	3.24
2013	273,886	18.8766	5,170,066	0.68	34.75
2012	616,628	14.0083	8,637,929	0.13	12.50
2011	553,894	12.4518	6,897,023	0.39	(3.28)

R02
2015	886	16.8183	14,897	—	(0.72)
2014	909	16.9399	15,398	0.09	18.59
2013	910	14.2849	13,006	—	48.99
2012	30	9.5878	300	—	22.25
2011	34	7.8431	291	—	(1.17)

SBB
2012	—	—	—	0.10	11.79

SCM
2012	—	—	—	3.65	13.35
2011	16,754	14.1198	236,558	0.84	1.58

SC7
2012	—	—	—	1.85	10.40
2011	53,849	9.0293 to 15.6926	516,088	0.87	(3.77)

SLC
2012	—	—	—	1.66	10.20
2011	232,807	8.7955	2,047,666	0.64	(6.15)

SPC
2012	—	—	—	6.40	13.22
2011	359,327	12.5553	4,502,277	7.46	4.28

SC5
2012	—	—	—	0.20	17.25
2011	214,124	9.8012 to 23.5273	4,846,002	0.06	(7.78)

SC2
2012	—	—	—	2.40	6.44
2011	246,998	18.6756	4,608,658	3.63	7.07

DELAWARE LIFE VARIABLE ACCOUNT G

(A Separate Account of Delaware Life Insurance Company)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[3]	Net Assets	Investment Income Ratio[1]	Total Return lowest to highest[2]
SC1
2012	—	$—	$—	0.08%	0.08%
2011	808,417	11.9328	9,633,672	0.15	0.15

TBC
2015	819,579	20.2729 to 27.6943	18,622,792	—	11.05
2014	1,211,048	18.2553 to 24.9381	26,449,798	—	9.17
2013	1,460,272	16.7223 to 22.8439	29,204,850	0.03	41.15
2012	1,764,125	11.8469 to 16.1838	24,994,990	0.18	18.26
2011	1,117,070	10.0176 to 13.6848	12,437,263	—	0.18 to 1.52

REI
2015	240,069	26.1898	6,287,746	1.83	(6.85)
2014	799,464	28.1168	22,478,660	1.70	7.38
2013	987,093	26.1856	25,847,821	1.57	29.72
2012	1,257,556	20.1858	25,384,982	2.17	17.15
2011	1,252,501	17.2309	21,581,943	1.76	(0.71)

RNA
2015	7,435	25.4181	189,169	—	8.60
2014	326,775	23.4052	7,648,401	—	9.33
2013	393,110	21.4071	8,415,504	—	38.01
2012	455,786	15.5115	7,070,006	0.51	13.12
2011	442,841	13.7122	6,072,330	0.41	(1.07)

W42
2015	31,008	18.6919	579,595	—	(0.61)
2014	30,384	18.8065	571,412	—	4.78
2013	52,079	17.9478	934,702	0.15	33.75
2012	131,619	13.4186	1,766,141	0.32	20.02
2011	131,077	11.1807	1,465,536	—	(3.49)

[1]	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	Ratio represents the total return for the year indicated and reflects the changes in value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return calculated for the year indicated or from the effective date through the end of the reporting period.
[3]	These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report,

Statutory Financial Statements as of

December 31, 2015 and 2014 and for the Years

Ended December 31, 2015, 2014 and 2013

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

Independent Auditor’s Report

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2015 and 2014, and the related statutory statements of operations and changes in capital stock and surplus, and cash flows for the years ended December 31, 2015, 2014 and 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for the years ended December 31, 2015, 2014 and 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years ended December 31, 2015, 2014 and 2013, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As discussed in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in 2013. Our opinion is not modified with respect to this matter.

April 29, 2016

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2015 AND 2014 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2015	2014
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Debt securities	$5,853,362	$5,331,560
Preferred stocks	32,634	33,120
Common stocks	550,351	496,736
Mortgage loans on real estate	490,340	671,120
Properties held for sale	—	6,225
Cash, cash equivalents and short-term investments	1,536,423	2,797,104
Contract loans	630,826	623,220
Derivatives	246,437	255,524
Other invested assets	529,509	491,951
Mortgage escrow funds	3,142	6,251
Receivables for securities	8,167	33,531
Investment income due and accrued	84,071	70,786
Amounts recoverable from reinsurers	4,282	15,772
Other amounts receivable under reinsurance contracts	8,777	—
Current federal and foreign income tax recoverable	8,071	15,519
Net deferred tax asset	213,377	207,585
Receivables from parent, subsidiaries and affiliates	1,298	2,049
Cash value of Company Owned Life Insurance	89,431	89,946
Reinsurance deposit asset	1,332,097	176,764
Other assets	24,657	24,446

Total general account assets	11,647,252	11,349,209
SEPARATE ACCOUNT ASSETS	25,229,673	29,350,568

TOTAL ADMITTED ASSETS	$36,876,925	$40,699,777

	2015	2014
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$7,811,011	$7,274,572
Liability for deposit type contracts	189,353	215,544
Contract claims	45,934	36,076
Other amounts payable on reinsurance	3,232	5,327
Interest maintenance reserve	27,333	11,021
Commissions to agents due or accrued	8,358	8,248
General expenses due or accrued	51,851	58,998
Transfers from Separate Accounts due or accrued (net)	(644,905)	(705,218)
Remittances and items not allocated	31,013	7,302
Borrowed money and accrued interest thereon	25,000	210,022
Asset valuation reserve	151,228	154,431
Payable for securities	521,988	1,808,492
Reinsurance in unauthorized and certified companies	—	145
Funds held under reinsurance treaties with unauthorized and certified reinsurers	270,742	260,824
Funds held under coinsurance	1,332,097	176,764
Derivatives	51,090	83,125
Other liabilities	136,037	148,949

Total general account liabilities	10,011,362	9,754,622
SEPARATE ACCOUNT LIABILITIES	25,229,672	29,353,673

Total liabilities	35,241,034	39,108,295
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	410,756	366,347

Total surplus	1,629,454	1,585,045

Total capital stock and surplus	1,635,891	1,591,482

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$36,876,925	$40,699,777

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
INCOME:
Premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375
Considerations for supplementary contracts with life contingencies	28,768	29,190	23,283
Net investment income	381,623	50,614	(318,661)
Amortization of interest maintenance reserve	18,777	18,502	19,884
Commissions and expense allowances on reinsurance ceded	2,932	3,676	5,402
Reserve adjustments on reinsurance ceded	—	—	(141)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	467,433	480,820	541,274
Change in cash value of Company Owned Life Insurance	(515)	(54)	—
Investment loss on reinsurance deposit asset	46,818	102,960	—
Other income	93,093	106,183	118,236

Total Income	2,360,112	2,574,947	1,948,652
BENEFITS AND EXPENSES:
Death benefits	142,344	153,679	119,471
Annuity benefits	589,120	682,288	714,186
Surrender benefits and withdrawals for life contracts	2,518,026	3,385,457	2,996,819
Interest and adjustments on contract or deposit-type contract funds	6,607	9,688	(26,269)
Payments on supplementary contracts with life contingencies	31,740	35,769	14,146
Increase in aggregate reserves for life and accident and health contracts	536,439	644,086	(68,412)

Total Benefits	3,824,276	4,910,967	3,749,941
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	119,118	109,136	105,117
Commissions and expense allowances on reinsurance assumed	123	127	132
General insurance expenses	231,294	216,356	191,813
Insurance taxes, licenses and fees, excluding federal income taxes	4,697	6,025	5,658
Net transfers (from) or to Separate Accounts net of reinsurance	(2,160,670)	(2,749,140)	(2,657,842)
Investment expense (income) on funds withheld	58,979	(225,350)	23,453
Other deductions	3,990	3,832	44,148

Total Benefits and Expenses	2,081,807	2,271,953	1,462,420
Net income (loss) from operations before federal income tax (benefit) expense and net realized capital gains (losses)	278,305	302,994	486,232
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(2,729)	6,861	(84,275)

Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	281,034	296,133	570,507
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	67,719	19,628	112,373

NET INCOME	$348,753	$315,761	$682,880

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,591,482	$1,410,420	$1,235,854
Net income	348,753	315,761	682,880
Change in net unrealized capital (losses) gains, net of deferred income tax	(5,299)	424,710	(232,924)
Change in net unrealized foreign exchange capital (losses) gains	(7,317)	(1,413)	(4,954)
Change in net deferred income tax	(101,139)	(123,660)	(202,295)
Change in non-admitted assets	107,496	151,478	64,940
Change in liability for reinsurance in unauthorized and certified companies	145	(129)	(2)
Change in asset valuation reserve	3,203	(85,470)	(21,820)
Surplus withdrawn (contributed to) from Separate Accounts during period	552	—	—
Changes in Separate Accounts surplus	3,106	25,443	(29,004)
Cumulative effect of changes in accounting principles	6,255	—	—
Decrease in surplus paid in	—	—	(82,794)
Dividends to stockholders	(311,543)	(185,000)	—
Stock option excess tax benefit	—	—	539
Investment benefit on funds withheld—unrealized	197	(340,658)	—
Increase in unassigned surplus—quasi reorganization	—	—	1,851,883
Decrease in gross paid in and contributed surplus—quasi reorganization	—	—	(1,851,883)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,635,891	$1,591,482	$1,410,420

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013 (IN THOUSANDS)

	2015	2014	2013
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$1,349,951	$1,812,246	$1,582,658
Net investment income	408,727	322,375	408,807
Federal and foreign income taxes received	4,077	528	73,478
Miscellaneous income	554,167	609,258	671,892

Total receipts	2,316,922	2,744,407	2,736,835
Benefits and loss related payments	3,267,558	4,317,666	3,806,068
Net transfers (from) to Separate Accounts	(2,221,535)	(2,869,878)	(2,693,451)
Commissions, expenses paid and aggregate write-ins for deductions	377,301	343,135	388,367

Total payments	1,423,324	1,790,923	1,500,984

Net cash from operations	893,598	953,484	1,235,851

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Debt Securities	2,287,249	2,651,165	4,130,495
Stocks	25,026	8,079	71,461
Mortgage loans	368,687	141,903	172,379
Real Estate	13,275	120,126	148,457
Other Invested Assets	83,147	285,341	139,648
Net (losses) or gains on cash, cash equivalents and short-term investments	(1,558)	212	108
Miscellaneous proceeds	19,113	1,336,187	394,239

Total investment proceeds	2,794,939	4,543,013	5,056,787
Cost of investments acquired (long-term only):
Debt Securities	(2,827,494)	(3,170,123)	(1,409,340)
Stocks	(74,352)	(95,569)	(715)
Mortgage loans	(165,500)	(61,600)	(105,046)
Real Estate	(173)	(1,451)	(16,384)
Other Invested Assets	(94,474)	(582,554)	(218,365)
Miscellaneous proceeds	(1,276,604)	(130,491)	(969,951)

Total investments acquired	(4,438,597)	(4,041,788)	(2,719,801)
Net (increase) decrease in contract loans and premium notes	(7,342)	(86,505)	27,009

Net cash from investments	(1,651,000)	414,720	2,363,995

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus	—	—	(82,796)
Borrowed funds	(185,022)	210,023	(100,002)
Net deposits on deposit-type contracts and other liabilities	(26,191)	31,062	(943,849)
Dividends to stockholders	(311,543)	(185,000)	—
Other cash provided (used)	19,477	(67,310)	(1,374,505)

Net cash from financing and miscellaneous sources	(503,279)	(11,225)	(2,501,152)

Net change in cash, cash equivalents and short-term investments	(1,260,681)	1,356,979	1,098,694
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	2,797,104	1,440,125	341,431

End of year	$1,536,423	$2,797,104	$1,440,125

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2015	2014	2013
Exchanges of debt securities	$39,626	$192,199	$82,024
Exchanges of preferred stock	150	—	—
Transfer of mortgages to other invested assets	—	—	11,816
Transfer of mortgages out of other invested assets	—	—	54,474
Transfer of real estate to other invested assets	—	—	11,637
Transfer of other invested assets to real estate	5,222	—	—
Transfer of bonds to common stock	18,012	—	—
Transfer of bonds to other invested assets	23,517	—	—
Distribution of previously wholly-owned subsidiary to former parent	—	—	70,700
Quasi-reorganization	—	—	1,851,883
Premium related to SPWL recapture	—	—	1,331,908

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”) formerly known as Sun Life Assurance Company of Canada (U.S.), is a stock life insurance company incorporated under the laws of Delaware. Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company. The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company. Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada—U.S. Operations Holdings, Inc. (“SLC—U.S. Ops Holdings”). SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934. On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent, including all of the issued and outstanding shares of the Company (the “Sale Transaction”). After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013. In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close. (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY, reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. Effective July 31, 2013, DLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s board of directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith. On November 4, 2013, the Company began writing new annuity business with the launch of a multi-year guaranteed fixed annuity.

BASIS OF PRESENTATION

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

There is no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of and for the years ended December 31, 2015, 2014 and 2013.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97— Investments in Subsidiary, Controlled and Affiliated Entities are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries and controlled partnerships are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and flow through surplus on a statutory basis. The Company employs hedge accounting on a limited basis.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

RECLASSIFICATIONS

Effective January 1, 2014, the Company recorded $51.9 million of reserve reclassifications reducing Aggregate reserve for life contracts and increasing Liabilities for deposit type contracts. This reclassification had no impact on the Company’s net income or surplus.

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities. The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months. Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year following the date of acquisition. Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the debt security has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting rating is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations. The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts. Certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.

Preferred Stocks, Common Stocks and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”). Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Property Held for Sale

Real estate includes properties held for sale. Properties held for sale are carried at the lower of depreciated cost or fair value, less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.

Interest rate swaps are mainly employed for duration matching purposes. Interest rate swaps are also used to hedge the guaranteed minimum living benefit in some variable annuity policies.

The Company utilizes interest rate swaps to hedge interest rate risk arising from the variability of cash flows related to certain variable rate funding agreements. These swaps were designated as cash flow hedges. Interest rate swaps that qualified for hedge accounting treatment were recognized in a manner consistent with the hedged item and were carried at amortized cost. At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus was fixed with subsequent amortization into income through the related policy’s maturity date. In the event a swap was not proven highly effective, it would be stated at fair value and then changes in fair value would be recorded through unrealized gains/losses within surplus. These series of funding agreements matured in 2013.

The Company utilizes listed put and call options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are stated at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain S&P have been designated as fair value hedges of the index credits of certain fixed index annuity contracts. If proven highly effective, the options are reported at fair value. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed index annuity contracts. The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are marked to market. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the reliability of such amounts. Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2015, the NAIC adopted SSAP No. 40R, “Real Estate Investments.” SSAP No. 40R provides guidance for a single real estate property investment that is wholly-owned by a limited liability company under certain conditions. The adoption of SSAP No. 40R had an impact of $6.2 million on the Company which has been recorded in Cumulative effect of changes in accounting principles, in the Statutory Statements of Changes in Capital Stock and Surplus. This amount represents the value of a previously non-admitted other invested asset which became admitted upon adoption of SSAP No. 40R.

Effective December 15, 2014, the NAIC adopted SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act (“SSAP No. 107”). SSAP No 107 provides guidance related to certain premium stabilization programs. The adoption of SSAP No. 107 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 106, Affordable Care Act Assessments (“SSAP No. 106”). SSAP No. 106 relates to fees paid to the federal government by health insurers. The adoption of SSAP No. 106 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”). SSAP No. 105 amended SSAP No. 20, Non-admitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments.

Effective January 1, 2013, the NAIC adopted SSAP No. 104, Share-Based Payments (“SSAP No. 104”). SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within Financial Accounting Standards Board (“FASB”)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Accounting Standards Codification Topic 718. The adoption of SSAP No. 104 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”). SSAP No. 103 replaced SSAP No. 91R of the same name and established new conditions for when a transferred financial asset is accounted for as a sale, in addition to removing the concept of a qualifying special-purpose entity. The adoption of SSAP No. 103 did not have a significant impact on the financial statements of the Company.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates, former affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates, former affiliates and other related parties for the reporting period.

Investments in Subsidiaries

(amounts in thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2015	2014
DLNY	Insurance	$401,810	$417,563
DL Reinsurance Company	Insurance	30,573	30,000
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$433,837	$449,017

The equity values of two other non-insurance subsidiaries; DL Information Services Canada, Inc. (“DL Canada”) and DL Information Services Ireland Limited (“DL Ireland”) totaled to $0.5 million and were non-admitted assets as of December 31, 2014. In October 2015, the Company sold its wholly-owned subsidiary, DL Information Services Ireland Limited (“DL Ireland”), for $256 thousand. The non-admitted equity value of DL Canada was $0.7 million at December 31, 2015.

In addition, the Company owns the membership interests of the following limited liability companies:DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; and DL Investment Holdings 2015-1, LLC. The value of certain limited liability companies without audited financial statements were non-admitted as of December 31, 2015 and as of December 31, 2014.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates and former affiliates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Reinsurance Related Agreements

The Company entered into a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds withheld coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R–Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. The Department approved the VA Treaty on December 29, 2014 and it was effective December 31, 2014. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

The Company also entered into a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds withheld basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. The Department approved the FIA Treaty on June 30, 2015, with an effective date as of January 1, 2015. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are now accounted for as investment income on reinsurance deposit asset.

A summary of the impact of these treaties on the Company’s December 31, 2015 and December 31, 2014 Statement of Operations and Statement of Changes in Capital Stock and Surplus is set forth below:

(amounts in thousands)
	Treaty Impacts
Statement of Operations	2015	2014
Investment income on reinsurance deposit asset	$46,818	$102,960

Total Revenue	46,818	102,960
Investment expense on funds withheld	47,016	(237,698)

Total policyholder benefits and expenses	47,016	(237,698)
Net (loss) gain from operations after dividends and before federal income taxes	(198)	340,658

Statement of Changes in Capital Stock and Surplus
Investment benefit (expense) on funds withheld—unrealized	198	(340,658)
Net change in capital stock and surplus from reinsurance treaties	—	—

In addition, the Company recognized a reinsurance deposit accounting asset of $1,332.1 million and $176.8 million at December 31, 2015 and 2014, respectively and a corresponding amount in funds held under reinsurance liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch of the Sun Life Assurance Company of Canada (the “U.S. Branch”), and an affiliate, Delaware Life Reinsurance (Barbados) Corp. (formerly known as Sun Life Reinsurance (Barbados) No.3 Corp.) (“Barbco”).

Pursuant to the Novation Agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies. The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco to support the assumed liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Company’s board of directors approved the recapture of 100 percent of the risks under certain single premium whole life (“SPWL”) policies that were reinsured to the U.S. Branch pursuant to a December 31, 2003 reinsurance agreement. The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain of the Company’s in-force corporate and bank-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-withheld basis. (Refer to Note 9 for more detail.)

Capital Transactions

The Company made capital contributions totaling $30 million to DLRC during the fourth quarter of 2014.

In November 2014, the Company paid a premium of $90 million to purchase life insurance through its single member limited liability company, DL Services Holdings LLC, a wholly owned subsidiary of the Company formed on November 17, 2014.

The Company made a capital contribution of $100 to IDF IX, LLC, a wholly-owned subsidiary of the Company formed on November 18, 2014.

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2015, 2014, and 2013. In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. No dividends were paid during the year ended December 31, 2013.

Other Invested Assets

The Company also owned the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”), which was dissolved in 2015. The real estate asset originally held in the LLC was disposed of during 2015 (refer to Notes 1 and 5). During 2013, mortgages with a value of $11.8 million were transferred by the Company to the LLC, and $54.5 million of mortgages were transferred from the LLC. During 2013, the LLC also distributed capital of $19.4 million to the Company. There are no remaining assets as of December 31, 2015.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 1.15%. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note will mature on June 30, 2017. There was no outstanding balance at December 31, 2015.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“SLF Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2015 and 2014, the Company had $565.0 million of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2015, the Noteholders were as follows:

•	EquiTrust Life Insurance Company

•	Guggenheim Life and Annuity Company

•	Heritage Life Insurance Company

•	Midland National Life Insurance Company

•	North American Company for Life and Health Insurance

•	Paragon Life Insurance Company of Indiana

•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2015 and 2014 were as follows (amounts in thousands):

						Interest Paid
					Principal/	Year Ended
				Face	Carrying	December 31,
Issue Date	Type	Rate	Maturity	Amount	Value	2015 and 2014
12/15/1995	Surplus	6.150%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon, shall be subordinate to payments due to policyholders, claimants and beneficiaries; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note shall be entitled to receive payment in full of all amounts. The Company has no

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on surplus notes for years ended December 31, 2015, 2014 and 2013, respectively. Total interest paid through December 31, 2015 was approximately $819.6 million. There have been no principal payments since original issuance of the notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2015 and 2014.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013. Total interest credited for these two funding agreements was $3.0 million for the year ended December 31, 2013. On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which matured during October 2013. For interest on this demand note, the Company expensed $0.5 million for the year ended December 31, 2013.

Prior to the Sale Transaction, the Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company’s obligations related to (1) the two floating rate funding agreements totaling $900 million issued to LLC III due in October, 2013, (2) the interest rate swap agreement with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) the $100 million floating rate demand note issued to LLC III due in October 2013. The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note. Any excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus as a component of liability for deposit-type contracts.

Administrative Services Agreements and Other

The Company is party to various related party agreements. Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction.

For periods prior to August 1, 2013

From January 1, 2012 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million for the period ended July 31, 2013.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Pursuant to an administrative services agreement between the Company and Sun Life Services. Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties. Total expenses under this agreement were $38.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Assurance Company of Canada (“SLOC”), a former affiliate, under which the Company provided various administrative services to SLOC upon request. Pursuant to this agreement, the Company allocated amounts of $48.7 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provided that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $12.2 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business. Expenses under this agreement amounted to approximately $10.6 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited (“SLISIL”), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company. Expenses under these agreements amounted to approximately $14.1 million for the period ended July 31, 2013. These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC—U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $11.4 million for the period ended July 31, 2013. This agreement terminated in connection with the Sale Transaction.

For periods after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to inter-company agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.8 million and $3.2 million, respectively, for the periods ended December 31, 2015 and December 31, 2014 and $1.3 million for the period August 2, 2013 to December 31, 2013, of which $0.3 million, $0.4 million and $0.1 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company allocated amounts related to this agreement of $13.0 million, $14.8 million, and $12.1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company had an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provided administrative services with respect to certain open-end investment management companies for which SCA served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable contracts issued by the Company. Amounts recognized under this agreement amounted to approximately $0.0 million, $0.0 million, and $4.1 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company incurred $0.6 million, $1.6 million and $8.5 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company previously leased office space to its former affiliate, SLOC, under a lease agreement with a term originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.

In connection with the Company’s change in control on August 2, 2013, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements that the Company filed pursuant to the terms of this undertaking:

An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $9.9 million, $10.9 million and $6.7 million for the years ended December 31, 2015, 2014, and 2013 respectively.

An investment services agreement between the Company and GPIM, whereby GPIM provides services to the Company with respect to certain general account assets that GPIM does not manage for the Company under other agreements. Expenses incurred under this agreement amounted to approximately $1.6 million, $1.2 million and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. There were $132 thousand, $34 thousand and $0 thousand in expenses incurred related to this agreement for the years ended December 31, 2015, 2014 and 2013 respectively.

A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $49.5 million, $47.3 million, and $25.5 million for the years ended December 31, 2015, 2014, and 2013 respectively.

A Master Agency Agreement between the Company and Dunbarre Insurance Agency, LLC (“Dunbarre”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Dunbarre to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. Expenses under this agreement amounted to approximately $18.9 million in 2015. The Company did not incur expenses related to this agreement in 2014 and 2013.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

A Master Agency Agreement between the Company and Divinshire Insurance Agency, LLC (“Divinshire”), together with a related Commission Payment Facility Agreement and an Assignment and Assumption Agreement under which the Company authorizes Divinshire to recruit producers to solicit and sell life insurance and annuity contracts and to accept assignment of previously recruited producers. The master agency agreement was entered into during 2015 and no expenses were incurred.

A services agreement between the Company and se2, llc (“se2”), under which se2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $8.9 million, $3.6 million, and $0.1 million for the years ended December 31, 2015, 2014, and 2013 respectively. In addition, the Company incurred $31.4 million, $18.9 million, and $2.0 million of conversion costs related to this agreement for the years ended December 31, 2015, 2014, and 2013, respectively.

A selling agreement among the Company, GIS, and South Blacktree, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.5 million and $0.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an administrative services agreement dated December 1, 2008 with its wholly owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There are equal and offsetting amounts incurred under these two agreements.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco pursuant to which the Company provides administrative and tax services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.6 million, $35 thousand and $0.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigned to the Company all of the Parent’s right, title and interest in and to, and the Company assumed the obligations of the Parent under, a purchaser transition services agreement dated as August 2, 2013 between the Parent and SLC—U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates. Expenses incurred under this agreement amounted to $5.1 million and $8.2 million for the years ended December 31, 2015, and 2014, respectively and $2.9 million for the period August 2, 2013 through December 31, 2013.

The Company has an administrative services agreement dated December 22, 2014 with DLRC, pursuant to which the Company furnishes certain investment, actuarial, and administrative services to DLRC.

The Company had $1.3 million and $2.0 million due from affiliates, $0.3 million and $1.3 million due to affiliates and $13.4 million and $13.1 million, included in general expenses due or accrued to other related parties as

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

of December 31, 2015 and 2014, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also sold a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to affiliated short-term investments in 2015 and the average yield was 7.23%. As of December 31, 2015, the Company held $458 million of affiliated short-term investments.

During 2014, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $344 million. The Company also sold a portion of these investments back to these affiliates, totaling $209 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $3.9 million of investment income related to these short-term investments in 2014 and the average yield was 7.02%. As at December 31, 2014, the Company held $135 million of affiliated short-term investments.

In 2014, the Company’s wholly-owned subsidiary, DL Service Holdings, LLC, purchased corporate-owned life insurance (“COLI”) with a cash value of $89.9 million as of December 31, 2014 on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a related party. At December 31, 2015 the cash value of COLI was $89.4 million which includes policy loans incurred from ELIC totaling $68.4 million and $38.6 million during 2015 and 2014 respectively.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member LLC with a total value of $177.1 million and outstanding policy loans of $115.3 million and recognized premium income of $177.3 million. During 2015 the Company recognized additional premium income of $25.0 million. Outstanding policy loans totaled $148.1 million, including capitalized interest at December 31, 2015. The net cash value of the policies were $211.2 million and $177.4 million at December 31, 2015 and 2014, respectively.

At December 31, 2015 and 2014, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31
(In Thousands)	2015	2014
Debt securities	$911,485	$945,239
Common stocks	67,849	29,270
Short-term investments	—	69,203
Other invested assets	48,000	101,460

Total	$1,027,334	$1,145,172

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other Sale Transaction Related Transactions

During 2013, the Company executed the following transactions in conjunction with the Sale Transaction:

The Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, for a total sale price of $88.0 million. The Property was recorded as Properties held for sale as of December 31, 2012. The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property. The sale of the Property resulted in a gain of $32.3 million.

Two of the Company’s real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved. The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the real estate was conveyed to the Company. The real estate was subsequently sold to the U.S. Branch, at a fair market value totaling $16.5 million resulting in a pre-tax gain of $4.9 million. In addition, another of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at a fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million and resulting in a gain of $6.8 million, including one property from the Company’s Separate Accounts for a fair market value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including its U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million. This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts. The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at a fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch). Realized gains of approximately $108 million were recognized upon the sale of these securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998. In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guaranty was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the Contracts. The cash surrender value of the Contracts at December 31, 2015 was approximately $272.5 million. At December 31, 2015 and 2014, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts.

The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $9.3 million and $9.8 million at December 31, 2015 and 2014 respectively. There is no liability accrued for this guaranty.

The Company guaranteed the full and timely payment of the obligations of Sun Life Financial Distributors, Inc. (“SLFD”), as tenant under a commercial office lease dated April 13, 2007. Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations. The maximum potential amount of future payments (undiscounted) that the Company could have been required to make under the guaranty was $0. This guaranty terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million for the year ended December 31, 2013. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

The Company had an RSU plan, pursuant to which participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant. RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock. The Company incurred expenses of $13 thousand, $1.6 million, and $7.0 million relating to RSUs for the years ended December 31, 2015, 2014 and 2013, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

3.	DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2015
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	225,249	518	(1,034)	224,733
All Other Governments	20,059	1,378	(18)	21,419
U.S. States, Territories and Possessions (Direct and Guaranteed)	8,805	185	(188)	8,802
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	213,464	5,949	(2,171)	217,242
Industrial and Miscellaneous (Unaffiliated)	5,352,038	66,553	(162,162)	5,256,429
Hybrid Securities	33,747	760	(6,535)	27,972

Total debt securities	$5,853,362	$75,343	$(172,108)	$5,756,597

Preferred Stocks	$32,634	$424	$(997)	$32,061

	December 31, 2014
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Debt Securities:
Foreign Government	$—	$—	$—	$—
U.S. Governments	267,085	3,191	(564)	269,712
All Other Governments	7,915	335	—	8,250
U.S. States, Territories and Possessions (Direct and Guaranteed)	936	115	—	1,051
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	238,855	8,839	(1,034)	246,660
Industrial and Miscellaneous (Unaffiliated)	4,723,043	147,402	(28,089)	4,842,356
Hybrid Securities	93,726	7,151	(2,504)	98,373

Total Debt Securities	$5,331,560	$167,033	$(32,191)	$5,466,402

Preferred Stocks	$33,120	$273	$(743)	$32,650

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2015
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$64,183	$64,337
Due after one year through five years	817,503	819,377
Due after five years through ten years	1,087,720	1,075,160
Due after ten years	1,252,095	1,205,609

Total before asset and mortgage-backed securities	3,221,501	3,164,483
Asset and mortgage-backed securities	2,631,861	2,592,114

Total	$5,853,362	$5,756,597

Proceeds from sales and maturities of investments in debt securities and preferred stock during 2015, 2014 and 2013, were $2.4 billion, $2.7 billion and $4.1 billion, including non-cash transactions of $41.5 million, $192.2 million and $82.0 million, respectively; gross gains were $45.6 million, $69.1 million and $264.3 million respectively; and gross losses were $10.3 million, $8.6 million and $23.4 million, respectively.

Debt securities included above with a statement value of approximately $4.1 million, $4.1 million and $4.2 million for the years ended December 31, 2015, 2014 and 2013, respectively were on deposit with governmental authorities as required by law.

Investment grade debt securities were 94.1%, 91.0% and 96.3% of the Company’s total debt securities as of December 31, 2015, 2014 and 2013, respectively.

The fair value of publicly-traded debt securities is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basic of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan specific information, such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1. OTTI was recognized during 2013 for preferred hybrid securities. There were no credit impairments recorded in 2015 and 2014 on LBSS held as of December 31, 2015 and 2014 pursuant to SSAP No. 43R.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the debt security, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security is undergoing a heightened level of monitoring either individually or because its industry, sector, geographic location or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in impairment or write-offs.

“Impaired List” – The Credit Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2015, 2014 and 2013, the Company incurred write-downs of debt securities totaling $1.4 million, $0.0 million and $38.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1. Of these amounts, no OTTI was related to sub-prime loans.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2015 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	9	$167,294	$(661)	1	$49,734	$(373)	10	$217,028	$(1,034)
All Other Governments	4	3,038	(18)	—	—	—	4	3,038	(18)
U.S. States, Territories and Possessions (Direct and Guaranteed)	3	4,325	(188)	—	—	—	3	4,325	(188)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	43	80,212	(1,644)	15	10,372	(527)	58	90,584	(2,171)
Industrial and Miscellaneous (Unaffiliated)	1,124	2,890,637	(143,174)	61	225,126	(18,988)	1,185	3,115,763	(162,162)
Hybrid Securities	4	10,076	(2,709)	2	10,650	(3,826)	6	20,726	(6,535)

Total debt securities	1,187	$3,155,582	$(148,394)	79	$295,882	$(23,714)	1,266	$3,451,464	$(172,108)

Preferred Stocks	2	$10,725	$(289)	1	$15,412	$(708)	3	$26,137	$(997)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that the securities have been in an unrealized loss position at December 31, 2014 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	—	$—	$—	1	$49,602	$(564)	1	$49,602	$(564)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	—	—	—	—	—	—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	10	3,351	(10)	14	23,309	(1,024)	24	26,660	(1,034)
Industrial and Miscellaneous (Unaffiliated)	251	1,979,021	(18,792)	40	234,617	(9,297)	291	2,213,638	(28,089)
Hybrid Securities	2	18,705	(477)	3	18,434	(2,027)	5	37,139	(2,504)

Total Debt Securities	263	$2,001,077	$(19,279)	58	$325,962	$(12,912)	321	$2,327,039	$(32,191)

Preferred Stocks	2	$8,779	$(71)	1	$15,448	$(672)	3	$24,227	$(743)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.5 million as of December 31, 2015. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$4,371	$2,483	$2,485
Collateralized debt obligations	—	—	—

	$4,371	$2,483	$2,485

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $3.2 million as of December 31, 2014. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was minimal, as shown below (in thousands):

		Book/Adjusted
		Carrying Value
		(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$3,113	$3,154	$3,234
Collateralized debt obligations	—	—	—

	$3,113	$3,154	$3,234

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases, where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2015 and 2014 (in thousands):

	2015	2014
Alabama	$3,850	$8,022
Alaska	—	4,925
Arizona	9,807	11,782
California	22,566	66,065
Colorado	18,994	48,381
District of Columbia	61,401	11,658
Florida	3,274	74,456
Georgia	2,564	18,366
Idaho	1,636	1,693
Illinois	1,227	32,610
Indiana	—	1,563
Kansas	1,451	1,541
Kentucky	3,608	7,531
Louisiana	8,636	9,202
Maryland	1,376	9,488
Massachusetts	1,945	4,743
Michigan	7,821	8,101
Minnesota	21,349	22,590
Missouri	9,381	20,222
Mississippi	2,901	3,003
Montana	—	1,400
Nebraska	945	979
New Jersey	6,574	6,913
New Mexico	4,857	5,072
New York	141,387	86,679
North Carolina	11,668	19,042
North Dakota	—	—
Ohio	16,070	28,584
Oklahoma	—	—
Oregon	9,981	12,709
Pennsylvania	8,633	20,914
Rhode Island	321	405
South Carolina	18,653	22,393
Tennessee	1,533	9,186
Texas	26,580	72,912
Utah	8,557	12,236
Virginia	52,602	2,998
Washington	2,776	6,821
West Virginia	3,218	3,447
Wisconsin	4,158	4,448
General allowance for loan loss	(11,960)	(11,960)

Total Mortgage Loans on Real Estate	$490,340	$671,120

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2015 and 2014.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company originated 3 mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%, and the Company originated six mortgage loans with a total cost of $61.6 million during the year ended December 31, 2014 with rates ranging from 4.95% to 5.65% and the Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54%. During the years ended December 31, 2015, 2014 and 2013, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The specific allowance for loan loss was $0.0 million and $3.5 million at December 31, 2015 and 2014, respectively. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $12.0 million at December 31, 2015 and 2014. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2015 and 2014, the Company individually and collectively evaluated loans with a gross carrying value of $502.3 million and $686.5 million, respectively.

As of December 31, 2015, the Company held no restructured loans and as of December 31, 2014 the Company held 14 restructured loans with a gross book value of $35.0 million. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. One loan with carrying value of $1.7 million was past due for a period greater than 90 days at December 31, 2015 and was a non-admitted asset at December 31, 2015. There were no loans past due greater than 90 days at December 31, 2014.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Recorded Investment (All)
Current	$—	$—	$—	$—	$499,911	$—	$499,911
30—59 Days Past Due	—	—	—	—	232	—	232
60—89 Days Past Due	—	—	—	—	2,157	—	2,157
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%
December 31, 2014
Recorded Investment
Current	$—	$—	$—	$—	$682,418	$—	$682,418
30—59 Days Past Due	—	—	—	—	4,117	—	4,117
60—89 Days Past Due	—	—	—	—	—	—	—
90—179 Days Past Due	—	—	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
With Allowance for Credit Losses	$—	$—	$—	$—	$—	$—	$—
No Allowance for Credit Losses	—	—	—	—	—	—	—
December 31, 2014
With Allowance for Credit Losses	$—	$—	$—	$—	$15,671	$—	$15,671
No Allowance for Credit Losses	—	—	—	—	35,002	—	35,002

Investment in Impaired Loans—Average Recorded Investment, Interest Income Recognized, Recorded Investments on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2015
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	—	—	—	—	—	—	—
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—
December 31, 2014
Average Recorded Investment	$—	$—	$—	$—	$2,303	$—	$2,303
Interest Income Recognized	—	—	—	—	2,468	—	2,468
Recorded Investments on Nonaccrual Status	—	—	—	—	15,671	—	15,671
Amount of Interest Income Recognized Using a Cash- Basis Method of Accounting	—	—	—	—	—	—	—
Allowance for Credit Losses:

(In Thousands)	2015	2014	2013
Balance at beginning of period	$15,415	$15,727	$15,701
Additions charged to operations	—	1,108	1,851
Direct write-downs charged against the allowances	—	—	(96)
Recoveries of amounts previously charged off	(3,455)	(1,420)	(1,729)

Balance at end of period	$11,960	$15,415	$15,727

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2015 and 2014:

(In Thousands) Internal Risk Rating	2015	2014
AAA	$—	$—
AA	127,201	26,385
A	117,797	43,541
BBB	44,837	99,276
BB and Lower	212,465	466,660
Impaired	—	50,673

Total	$502,300	$686,535

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

The following table provides an aging of past due commercial mortgage loans as of December 31, 2015 and 2014, based on the recorded investment net of allowances for credit losses.

(In Thousands)	2015	2014
Current	$499,911	$682,418
30-59 Days Past Due	232	4,117
60-89 Days Past Due	2,157	—
Greater Than 90 Days—Accruing	—	—
Greater Than 90 Days—Not Accruing	—	—

Total Past Due	$2,389	$4,117

Total allowance for loan loss	(11,960)	(15,415)

Total mortgage loans on real estate	$490,340	$671,120

5.	REAL ESTATE

The Company held no real estate property at the end of December 31, 2015. The Company sold its remaining two real estate properties during the statement period. The sale resulted in a net realized gain of $1.7 million. The Company sold nine properties throughout the year ended December 31, 2014 that resulted in net realized gains of $32.0 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses. All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company recognized impairment losses of $11.3 million related to five properties that were deemed “held for sale” and subsequently sold during 2014. The impairment loss is the difference between estimated fair value less costs to sell. This amount is shown in the Company’s Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold. Realized gains and losses from the remaining investments are reported, net of tax, in the Statement of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Realized gains (losses):
Debt securities	$35,808	$60,537	$202,265
Preferred stocks	141	79	—
Common stocks	(209)	—	761
Common stocks of affiliates	278	—	50,283
Mortgage loans	17,486	—	246
Real estate	1,678	21,273	44,289
Cash, cash equivalents and short-term investments	265	212	108
Other invested assets	(1,864)	(2)	(1,965)
Other hedging investments	(143)	(62,216)	—
Derivative instruments	56,014	51,430	(185,784)

Subtotal	109,454	71,313	110,203
Capital gains tax expense (benefit)	6,100	(3,669)	28,847

Net realized gains (losses)	103,354	74,982	81,356
(Gains) losses transferred to IMR (net of taxes)	(35,635)	(55,354)	31,017

Total	$67,719	$19,628	$112,373

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Changes in net unrealized capital (losses)gains, net of deferred income tax:
Debt securities	$(267)	$2,659	$(2,692)
Common stocks of non-affiliates	759	—	—
Common stocks of affiliates	(15,020)	18,189	7,614
Mortgage loans	2,246	203	(17)
Derivative instruments	14,374	392,514	(237,782)
Other hedging investments	(9,597)	9,597	—
Other invested assets	2,206	1,548	(47)

Total	$(5,299)	$424,710	$(232,924)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($4.9) million, ($26.6) million and ($129.5) million at December 31, 2015, 2014 and 2013, respectively.

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Debt securities (unaffiliated)	$259,795	$197,595	$260,539
Debt securities (affiliated)	1,246	—	—
Preferred stocks (unaffliated)	1,992	1,813	1,342
Common stocks (unaffiliated)	11,212	—	13
Common stocks (affiliated)	37,047	—	—
Mortgage loans	41,268	50,062	48,116
Real estate	1,664	8,822	19,232
Contract loans	26,230	22,837	23,299
Cash, cash equivalents and short-term investments	48,296	62,575	14,023
Derivative instruments	(11,850)	(225,328)	(616,216)
Other invested assets	35,822	22,160	9,854
Other investment income	—	—	3,141

Gross investment income (loss)	452,722	140,536	(236,657)

Interest expense on surplus notes	43,260	43,260	43,260
Investment expenses and other interest expense on borrowed money	27,839	46,662	38,744

Net investment income (loss)	$381,623	$50,614	$(318,661)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2015 and 2014 was $309.5 thousand and $10.3 thousand, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity exposure embedded in the Company’s fixed and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions, and currency swaps, are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus. All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015 the Company began hedging its new Fixed Index Annuity product with OTC options on the CROCI, sector III and MAA indices. The equity exposure embedded in the annuity contract is hedged using these options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2015 and 2014, the Company pledged $175.5 million and $151.3 million, respectively, in U.S. Treasury securities and corporate bonds as collateral to counterparties. At December 31, 2015 and 2014, counterparties pledged to the Company $128.6 million and $123.6 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Derivatives are carried in accordance with SSAP No. 86. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2015
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,410,000	$47,101	$—	$47,101
Currency swaps	73,099	5,013	—	5,013
TBA’s	5,565	5,750	5,755	(5)
FX Forwards	—	—	—	—
Payor swaptions	800,000	3,720	7,890	(4,170)
Receiver swaptions	75,000	1,341	2,126	(785)
Equity index options	1,898,914	111,472	28,056	83,416

Total	$5,262,578	$174,397	$43,827	$130,570

	Outstanding at
	December 31, 2014
	(per SSAP No. 86)
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest rate swaps	$2,669,000	$32,515	$—	$32,515
Currency swaps	94,502	(843)	—	(843)
FX Forwards	563	3	—	3
Payor swaptions	3,040,000	5,578	11,911	(6,333)
Receiver swaptions	75,000	1,254	2,126	(872)
Equity index options	7,771,702	115,216	31,266	83,950

Total	$13,650,767	$153,723	$45,303	$108,420

At December 31, 2015 and 2014, open futures contracts had a notional value of $4,324.4 million and $3,111.0 million and a fair value of $20.9 million and $19.8 million, respectively. These amounts do not include the component of variation margin that has already been cash settled.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of $1.2 billion and $1.3 billion as of December 31, 2015 and 2014, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis to SLOC. As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement. The recapture occurred during the first quarter of 2013.

The Company has a reinsurance agreement with Barbco, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld basis. This agreement also provides for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance policies sold between December 31, 2009 and March 31, 2010, inclusive. Reinsurance coverage continued for all policies sold prior to April 1, 2010. However, policies sold on or after April 1, 2010 have not been reinsured. This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010. The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

On July 31, 2013, the Company consented to a novation agreement between the U.S. Branch, a former affiliate, and Barbco. Pursuant to the novation agreement, Barbco was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under its group flexible premium variable universal life policies. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, and corporate and bank-owned life insurance policies. These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Premiums and annuity considerations:
Direct	$1,369,407	$1,848,605	$238,879
Recaptured amount from former affilate—SPWL	—	—	1,331,908
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(18,449)
Ceded—Affiliated	(33,974)	(51,827)	20,104
Ceded—Non-affiliated	(14,250)	(13,722)	(13,067)

Net premiums and annuity considerations	$1,321,183	$1,783,056	$1,559,375

Insurance and other individual policy benefits and claims:
Direct	$804,664	$915,197	$938,717
Assumed—Non-affiliated	4,621	6,978	9,254
Recaptured amount from former affilate—SPWL	—	—	(27,904)
Ceded—Affiliated (former affiliate effective August, 2013)	—	—	(19,825)
Ceded—Affiliated	(29,383)	(41,766)	(22,462)
Ceded—Non-affiliated	(16,698)	(8,673)	(29,977)

Net policy benefits and claims	$763,204	$871,736	$847,803

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2015 and 2014, the Company had $15.5 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $3.3 million and $2.6 million as of December 31, 2015 and 2014, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2015 and 2014 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $236.4 million at December 31, 2015 and 2014.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of General Account and Separate Account annuity reserves and deposits were as follows:

December 31, 2015

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2015	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$2,500,107	$769,505	$—	$3,269,612	15.39%
At book value less current surrender charge of 5% or more	1,101,664	—	—	1,101,664	5.19%
At fair value	—	—	14,397,807	14,397,807	67.77%

Total with adjustment or at fair value	$3,601,771	$769,505	$14,397,807	$18,769,083	88.35%
At book value without adjustment (minimal or no charge or adjustment)	1,707,249	—	—	1,707,249	8.04%
Not subject to discretionary withdrawal	746,407	—	20,837	767,244	3.61%

Total (Gross: Direct and Assumed)	6,055,427	769,505	14,418,644	21,243,576	100.00%
Reinsurance ceded	29,210	—	—	29,210

Total (net)	$6,026,217	$769,505	$14,418,644	$21,214,366

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

December 31, 2014

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2014	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,387,312	$902,532	$—	$2,289,844	9.89%
At book value less current surrender charge of 5% or more	1,372,834	—	—	1,372,834	5.93%
At fair value	—	—	16,792,405	16,792,405	72.56%

Total with adjustment or at fair value	$2,760,146	$902,532	$16,792,405	$20,455,083	88.38%
At book value without adjustment (minimal or no charge or adjustment)	$1,881,167	$—	$—	$1,881,167	8.13%
Not subject to discretionary withdrawal	784,941	—	22,481	807,422	3.49%

Total (Gross: Direct +Assumed)	5,426,254	902,532	16,814,886	23,143,672	100.00%
Reinsurance ceded	28,288	—	—	28,288

Total (net)	$5,397,966	$902,532	$16,814,886	$23,115,384

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate reserve for the life contracts in the Company’s Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity separate account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity separate account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of legally insulated, vs. not legally insulated, is supported by Section 2932 of the Delaware Insurance Code.

As of December 31, 2015 and 2014, the Company’s Separate Account statement included legally insulated assets of $24,042.0 million and $28,051.0 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2015 were attributed to the following products:

Product (In thousands)	Legally Insulated Assets	Non - Legally Insulated Assets
Variable Life	$9,373,590	$—
Variable Annuity	14,668,410	—
MVA Annuity	—	1,187,673

Total	$24,042,000	$1,187,673

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of Net transfers from (to) Separate Accounts. The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $21,883.7 million and $24,229.3 million of non-guaranteed Separate Account reserves and $769.5 million and $902.5 million of guaranteed Separate Account reserves as of December 31, 2015 and 2014, respectively.

As of December 31, 2015 and 2014, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $17,247.9 million and $18,173.1 million, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.8 million, $194.2 million and $238.7 million were received by the General Account from the Separate Accounts during the years ended December 31, 2015, 2014 and 2013, respectively.

For the years ended December 31, 2015, 2014 and 2013, the Company’s General Account paid $81.0 million, $81.6 million and $115.6 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

An analysis of the Separate Account reserves as of December 31, 2015 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2015	$14,225	$205,027	$219,252
Reserves at 12/31/2015
For accounts with assets at:
Fair value	240,838	21,883,718	22,124,556
Amortized cost	528,667	—	528,667

Total reserves	$769,505	$21,883,718	$22,653,223

By withdrawal characteristics:
With fair value adjustment	$769,505	$—	$769,505
At fair value	—	21,862,881	21,862,881

Subtotal	769,505	21,862,881	22,632,386
Not subject to discretionary withdrawal	—	20,837	20,837

Total	$769,505	$21,883,718	$22,653,223

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

An analysis of the Separate Account reserves as of December 31, 2014 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended 12/31/2014	$21,539	$367,484	$389,023
Reserves at 12/31/2014
For accounts with assets at:
Fair value	287,192	24,229,310	24,516,502
Amortized cost	615,340	—	615,340

Total reserves	$902,532	$24,229,310	$25,131,842

By withdrawal characteristics:
With fair value adjustment	$902,532	$—	$902,532
At fair value	—	24,206,829	24,206,829

Subtotal	902,532	24,206,829	25,109,361
Not subject to discretionary withdrawal	—	22,481	22,481

Total	$902,532	$24,229,310	$25,131,842

Below is the reconciliation of Net Transfers (from) to Separate Accounts in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2015	2014	2013
Transfers to Separate Accounts	$219,252	$389,023	$287,870
Transfers (from) Separate Accounts	(2,379,922)	(3,138,163)	(2,945,712)

Net Transfers (from) to Separate Accounts in the Statement of Operations	$(2,160,670)	$(2,749,140)	$(2,657,842)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments and certain derivatives.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Level 3

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2015 or 2014.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2015 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock—Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$116,514	$116,514
Debt securities—Unaffiliated (b)
Asset-backed securities	—	—	1,093	1,093
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	32	—	32
Derivative assets (d)
Interest rate contracts	30,169	65,042	2,647	97,858
Equity contracts	18,557	122,030	—	140,587
Foreign exchange contracts	2,978	5,014	—	7,992
Separate Accounts assets (c)	16,696,658	5,899,526	743,469	23,339,653

Total assets at fair value	$16,748,362	$6,091,644	$863,723	$23,703,729

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,321)	$—	$(38,321)
Derivative liabilities (d)
Interest rate contracts	(4,375)	(35,581)	—	(39,956)
Equity contracts	(10,577)	—	—	(10,577)
Foreign exchange contracts	(557)	—	—	(557)

Total liabilities at fair value	$(15,509)	$(73,902)	$—	$(89,411)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2014 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stock-Unaffiliated (a)
Industrial and miscellaneous	$—	$—	$47,719	$47,719
Debt securities-Unaffiliated (b)
Asset-backed securities	—	—	1,471	1,471
Residential mortgage-backed	—	—	—	—
Commercial mortgage-backed	—	—	—	—
Industrial and miscellaneous	—	—	—	—
Derivative assets (d)
Interest rate contracts	—	83,826	—	83,826
Equity contracts	35,320	134,875	—	170,195
Foreign exchange contracts	1,311	193	—	1,504
Separate Accounts assets (c)	20,551,924	5,787,446	605,705	26,945,075

Total assets at fair value	$20,588,555	$6,006,340	$654,895	$27,249,790

Liabilities at fair value:
Separate Accounts (c)	$—	$(38,603)	$—	$(38,603)
Derivative liabilities (d)
Interest rate contracts	—	(44,478)	—	(44,478)
Equity contracts	(37,382)	—	—	(37,382)
Foreign exchange contracts	(231)	(1,033)	—	(1,264)

Total liabilities at fair value	$(37,613)	$(84,114)	$—	$(121,727)

(a)	Common stocks are carried at fair value.
(b)	Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, debt securities and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $1,202 million and $1,633 million of investment income and receivables due at December 31, 2015 and 2014, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2015 and December 31, 2014.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2015:

					Total gains
				Total gains	and
	Beginning		Transfers)	and (losses	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2015	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2015
Assets:
Common stock Unaffiliated	$47,719	$17,647	$—	$24	$759	$69,122	$—	$(18,640)	$(117)	$116,514
Debt securities-Unaffiliated
Asset-backed securities	1,471	—	—	—	(378)	—	—	—	—	1,093
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	—	16,262	(13,557)	(58)	—	—	—	—	—	2,647
Separate Accounts assets	605,705	92,739	(34,555)	2,304	(3,678)	278,754	—	(164,521)	(33,279)	743,469

Total assets	$654,895	$126,648	$(48,112)	$2,270	$(3,297)	$347,876	$—	$(183,161)	$(33,396)	$863,723

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2014:

					Total gains
				Total gains	and
	Beginning		Transfers	and (losses)	(losses)					Ending
	Balance at	Transfers	Out of	included in	included in					Balance at
(In Thousands)	01/01/2014	Into Level 3	Level 3	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	12/31/2014
Assets:
Common stock Unaffiliated	$—	$—	$—	$(909)	$—	$50,420	$—	$(2,730)	$938	$47,719
Debt securities—Unaffiliated
Asset-backed securities	1,637	—	—	—	(77)	—	—	—	(89)	1,471
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	9,751	—	(9,751)	—	—	—	—	—	—	—
Industrial and miscellaneous	—	—	—	—	—	—	—	—	—	—
Derivative assets	17,909	1,713	(19,622)	—	—	—	—	—	—	—
Separate Accounts assets	585,422	14,348	(12,076)	2,979	24,887	104,779	1,450	(57,787)	(58,297)	605,705

Total assets	$614,719	$16,061	$(41,449)	$2,070	$24,810	$155,199	$1,450	$(60,517)	$(57,448)	$654,895

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2015:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities-Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,093	$26	$26
Common Stock	Matrix Pricing	Spreads	114,781	1-192	25
	Matrix Pricing	Quoted Prices	1,733	58	58
Separate Accounts assets	Matrix Pricing	Spreads	16,845	29-109	96
	Matrix Pricing	Quoted Prices	125,820	60-115	100
	Amortized Cost	None	252	50	50

Total assets			$260,524

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2014:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Debt securities—Unaffiliated
Asset-backed securities	Held at Cost	N/A	$1,471	N/A	N/A
Separate Accounts assets	Matrix Pricing	Spreads	80,497	N/A	N/A
	Market Pricing	Quoted Prices	57,718	91-113	99

Total assets			$139,686

There were no significant changes made in valuation techniques during 2015 and 2014.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Aggregate Fair Value of all Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2015:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Cash, cash equivalents and short-term investments	$1,536,423	$1,536,423	$678,448	$857,975	$—	$—
Debt securities	5,756,624	5,853,362	217,169	2,682,365	2,857,090	—
Preferred stocks	32,061	32,634	—	32,061	—	—
Common stocks	116,514	116,514	—	—	116,514	—
Mortgages loans on real estate	497,360	490,340	—	—	497,360	—
Derivatives – options and swaptions	127,089	127,089	—	124,442	2,647	—
Derivatives – swaps and forwards	97,810	97,810	30,167	67,643	—	—
Derivatives—futures	21,538	21,538	21,538	—	—	—
Contract loans	669,276	630,826	—	—	669,276	—
Other invested assets	533,221	529,509	—	8,720	524,501	—
Separate account assets	24,027,637	24,026,930	16,717,221	6,343,844	966,572	—
Contractholder deposit funds and other policyholder liabilities	(199,186)	(189,353)	—	—	(199,186)	—
Derivatives – options and swaptions	(10,557)	(10,557)	(10,557)	—	—	—
Derivatives – swaps and forwards	(39,945)	(39,945)	(4,365)	(35,580)	—	—
Derivatives—futures	(588)	(588)	(588)	—	—	—
Societe Generale	(25,000)	(25,000)	(25,000)	—	—	—
Separate account liabilities	(67,698)	(67,698)	—	(38,321)	(29,377)	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2014:

(In Thousands)	Aggregate	Statement				Not Practicable
Type of Financial Instrument	Fair Value	Value	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and short-term investments	$2,797,104	$2,797,104	$2,203,305	$593,799	$—	$—
Debt securities	5,466,402	5,331,560	233,315	2,338,203	2,894,884	—
Preferred stocks	32,650	33,120	—	31,561	1,089	—
Common stocks	47,719	47,719	—	—	47,719	—
Mortgages loans on real estate	709,620	671,120	—	—	709,620	—
Derivatives – options and swaptions	157,623	157,623	15,916	141,707	—	—
Derivatives – swaps and forwards	77,187	77,187	—	77,187	—	—
Derivatives—futures	20,714	20,714	20,714	—	—	—
Contract loans	654,111	623,220	—	—	654,111	—
Other invested assets	408,013	406,249	—	9,220	398,793	—
Separate account assets	27,741,024	27,711,741	20,585,989	6,256,718	898,317	—
Contractholder deposit funds and other policyholder liabilities	(225,938)	(215,544)	—	—	(225,938)	—
Derivatives – options and swaptions	(35,577)	(35,577)	(35,577)	—	—	—
Derivatives – swaps and forwards	(45,511)	(45,511)	—	(45,511)	—	—
Derivatives—futures	(2,037)	(2,037)	(2,037)	—	—	—
FHLB Loan	(210,000)	(210,022)	—	(210,000)	—
Separate account liabilities	(73,283)	(73,283)	—	(38,603)	(34,680)	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.In addition, estimates of expected future prepayments are factors in determining

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate – The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives – The fair values of swaps are based on current settlement values, dealer quotes and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans – The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets – Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third party pricing services, and collateral loans which are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts – The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds – The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

Debt – The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements. Where the issuer of a note has the ability to call the note at par, the fair value is equal to par value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

14.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2015 and December 31, 2014.

The components of the DTAs/DTLs as of December 31, 2015 and December 31, 2014 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$368,714	$—	$368,714	$465,109	$—	$465,109	$(96,395)	$—	$(96,395)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	368,714	—	368,714	465,109	—	465,109	(96,395)	—	(96,395)
Deferred Tax Assets Nonadmitted	64,719	—	64,719	176,583	—	176,583	(111,864)	—	(111,864)

Subtotal Net Admitted Deferred Tax Assets	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
Deferred Tax Liabilities	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2015			December 31, 2014			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted pursuant to 11.a.	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Admitted pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	213,377	—	213,377	207,585	—	207,585	5,792	—	5,792
(c) 11.b.i	—	—	228,470	—	—	222,477	—	—	5,993
(d) 11.b.ii	—	—	213,377	—	—	207,585	—	—	5,792
(e) Admitted pursuant to 11.c.	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

(f) Total admitted under 11.a.—11.c.	303,995	—	303,995	288,526	—	288,526	15,469	—	15,469
(g) Deferred tax liabilitiess	90,618	—	90,618	80,941	—	80,941	9,677	—	9,677

Net admitted deferred tax assets /deferred tax liabilities	$213,377	$—	$213,377	$207,585	$—	$207,585	$5,792	$—	$5,792

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

	2015	2014
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1286%	1021%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$1,422,514,602	$1,383,898,004

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2015		December 31, 2014		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$368,714	$—	$465,109	$—	$(96,395)	$—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	4.00%	0.00%	0.00%	0.00%	4.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$303,995	$—	$288,526	$—	$15,469	$—
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because of the Impact of Tax Planning Strategies	6.00%	0.00%	0.00%	0.00%	6.00%	0.00%

The Company’s tax planning strategies included the use of reinsurance.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company’s significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2015	December 31, 2014	December 31, 2013
Current Income Tax
Federal tax benefit from operations	$(2,729)	$6,861	$(84,275)
Federal income tax on net capital gains	6,099	(3,669)	28,847
Federal tax (benefit) expense on stock options	—	—	(539)

Current income tax expense (benefit)	$3,370	$3,192	$(55,967)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The main components of DTAs and DTLs as of December 31, 2015 and 2014 were as follows:

(In Thousands)	December 31, 2015	December 31, 2014	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$242,840	$255,322	$(12,482)
Investments	40,433	68,253	(27,820)
Deferred acquisition costs	14,715	15,202	(487)
Net operating loss carry-forward	29,529	82,000	(52,471)
Other (including items <5% of total ordinary tax assets)	41,197	44,332	(3,135)

Total ordinary Deferred Tax Assets	$368,714	$465,109	$(96,395)
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	64,719	176,583	(111,864)

Admitted ordinary Deferred Tax Assets	$303,995	$288,526	$15,469
Capital:
Investments	—	—	—
Net capital loss carry-forward	—	—	—

Subtotal	$—	$—	$—
Statutory valuation allowance adjustment	$—	$—	$—
Nonadmitted	—	—	—

Admitted capital Deferred Tax Assets	$—	$—	$—

Admitted Deferred Tax Assets	$303,995	$288,526	$15,469

Deferred Tax Liabilities:
Ordinary
Investments	$17,154	$13,240	$3,914
Policyholder reserves	73,464	67,701	5,763
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	$90,618	$80,941	$9,677
Capital:
Investments	—	—	—

Subtotal	$—	$—	$—

Deferred Tax Liabilities	$90,618	$80,941	$9,677

Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$213,377	$207,585	$5,792

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2015	December 31, 2014	Change
Total Deferred Tax Assets	$368,714	$465,109	$(96,395)
Total Deferred Tax Liabilities	90,618	80,941	9,677

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Statutory valuation allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$278,096	$384,168	$(106,072)
Tax effect of unrealized (gains)/losses			(4,932)

Change in net deferred income tax			$(101,140)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2015, 2014 and 2013 were as follows:

(In Thousands)	December 31, 2015			December 31, 2014			December 31, 2013
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net income before taxes	$278,305	$97,407	25.1%	$302,994	$106,048	28.3%	$486,232	$170,182	28.5%
Pre-tax capital gains—Pre IMR	109,454	38,309	9.9%	71,313	24,960	6.7%	110,202	38,571	6.5%
Dividends received deduction		(23,864)	-6.2%		(11,550)	-3.1%		(14,000)	-2.3%
Tax credits		(2,594)	-0.7%		(932)	-0.2%		(4,752)	-0.8%
Non-deductible expenses		99	0.1%		119	0.0%		496	0.1%
Change in tax contingency reserves		—	0.0%		—	0.0%		(2,271)	-0.4%
Reversal of IMR		(5,939)	-1.5%		(1,928)	-0.5%		(20,514)	-3.4%
Change in non-admitted assets		1,283	0.3%		2,520	0.7%		(2,259)	-0.4%
Prior year adjustments		(301)	-0.1%		(4,839)	-1.3%		(572)	-0.1%
Retained deferred tax asset		—	0.0%		5,133	1.4%		347,765	58.2%
Change in statutory valuation allowance		—	0.0%		—	0.0%		(379,797)	-63.7%
Other		110	0.1%		7,321	2.0%		13,479	2.3%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

Federal income taxes incurred		$3,370	0.9%		$3,192	0.9%		$(55,967)	-9.4%
Change in net deferred income taxes		101,140	26.1%		123,660	33.1%		202,295	33.9%

Total statutory income taxes		$104,510	27.0%		$126,852	34.0%		$146,328	24.5%

At December 31, 2015, the Company had $84.4 million of net operating loss carry forward which will begin to expire, if not utilized, by 2028. At December 31, 2015, the Company had no capital loss carry forward. At December 31, 2015, the Company had $17.9 million of foreign tax credit carry forward, which will begin to expire, if not utilized, by 2019. At December 31, 2015, the Company had $10.3 million of LIHTC carry forward, which will begin to expire, if not utilized, by 2030. At December 31, 2015, the Company had no minimum tax credit carry forward.

At December 31, 2015, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns. On October 7, 2014, an opening conference for appeals was held for tax years 2007, 2008 and 2009 for the former consolidated return. The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”). The 2010 through 2013 tax years are currently being examined by the IRS. The opening conference was held on June 17, 2014. Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2015 and 2014. As of December 31, 2015 there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2015 and December 31, 2014. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2015, 2014, and 2013. The Company has not accrued any penalties related to UTBs.

The Company will file a consolidated federal income tax return for the December 31, 2015 tax year with its wholly owned subsidiary, DLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented and allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the change in control of the Company on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

In March 2014, the Company paid an ordinary dividend of $185.0 million to the Parent. In March 2015, the Company paid an ordinary dividend of $200 million to the Parent. In September 2015, the Company paid an ordinary dividend of $75 million to the Parent and received an ordinary dividend of $36.5 million from its wholly-owned subsidiary, DLNY. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. Per the limitation described above, the Company was not permitted to pay dividends in 2014 without prior approval from the Delaware Commissioner of Insurance. No dividends were paid during 2013.

Effective July 21, 2014, following the receipt of all required board of directors, shareholder, and regulatory approvals, the Company’s name changed from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations. The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in
	(Unassigned Funds)	and Contributed Surplus
2013	$1,851,883	$(1,851,883)

Reset of surplus effective June 30, 2013. Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12.6 million.

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2015 and 2014.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for future private placement findings and limited partnership investments of $390.1 million and $25.0 million as of December 31, 2015 and 2014, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.5 million for guaranty fund assessments as of December 31, 2015 and 2014. The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividend received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Rev. Rul. 2014-7, 2014-9 I.R.B. 539, which stated that Rev. Rul. 2007-54 is thereby modified and superseded, and that Rev. Rul. 2007-61 is obsoleted. Accordingly, the required interest holding, which was used in calculation of the company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Rev. Rul. 2014-7 do not include a project concerning the determination of the company’s share under section 812. For now, the issue has been resolved by the LB&I Industry Director’s Directive, Examination of Dividends Received Deduction on Separate Accounts of Life Insurance Companies, LMSB-4-0510-015 (May 20, 2010), which permits calculating required interest at another appropriate rate using a modified version of the formula, set forth in Treas. Reg. § 801-8(e). For the years ended December 31, 2015 and 2014, the Company’s financial statements reflect benefits of $10.6 million and $8.9 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Under the Sale Transaction Agreement, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF set forth in the Sale Transaction Agreement and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2015 and reported in the current financial statements:

•	Posted collateral under repurchase agreements which were reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreement which were reported as cash equivalents.

•	Certain FHLB capital stock.

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are restricted assets (including pledged assets):

Gross Restricted
(In Thousands)									Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Current Year Total Separate Account S/A Assets Restricted	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	0%	0%
Collateral held under security lending agreements	—	—	—	—	—	—	—	—	0%	0%
Subject to repurchase agreements	440,852	—	—	—	440,852	547,642	(106,790)	440,852	1.19%	1.19%
Subject to reverse repurchase agreements	271,730	—	—	—	271,730	332,969	(61,239)	271,730	0.73%	0.74%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	0%	0.00%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	0%	0%
Placed under option contracts	—	—	—	—	—	—	—	—	0%	0%
Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	0%	0%
FHLB capital stock	5,981	—	—	—	5,981	10,500	(4,519)	5,981	0.02%	0.02%
On deposit with states	4,050	—	—	—	4,050	4,051	(1)	4,050	0.01%	0.01%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	0%	0%
Pledged as collateral to FHLB (including securities and CML)	607,594	—	—	—	607,594	269,387	338,207	607,594	1.64%	1.64%
Pledged as collateral not captured (including assets backing funding agreements)	141,002	—	—	—	141,002	103,987	37,015	141,002	0.38%	0.38%
Other restricted assets	349,705	—	—	—	349,705	1,415,320	(1,065,615)	349,705	0.94%	0.94%

Total restricted assets	$1,820,914	$—	$—	$—	$1,820,914	$2,683,856	$(862,942)	$1,820,914	4.91%	4.92%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Bond collateral to Societe Generale	$37,610	$37,610	$—	$—	$37,610	$—	$37,610	$37,610	0.10%	0.10%
Derivative collateral	103,392	103,392	—	—	103,392	103,987	(595)	103,392	0.28%	0.28%

Total	$141,002	$141,002	$—	$—	$141,002	$103,987	$37,015	$141,002	0.38%	0.38%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage escrow	$3,142	$—	$—	$—	$3,142	$6,251	$(3,109)	$3,142	0.01%	0.01%
Restricted Cash -from policy holders	57,070	—	—	—	57,070	—	57,070	57,070	0.15%	0.15%
Restricted Cash -Collateral from unsettled trades	289,493	—	—	—	289,493	1,409,069	(1,119,576)	289,493	0.78%	0.78%

Total	$349,705	$—	$—	$—	$349,705	$1,415,320	$(1,065,615)	$349,705	0.94%	0.94%

Collateral for unsettled trades includes cash received from sales of S&P 500 Index exchange traded funds which funds were not yet purchased. A liability for the future purchase of the funds is included as payable for securities.

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its former Massachusetts office. Rental expenses for 2015, 2014 and 2013 were $2.1 million, $2.1 million and $0.9 million, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

From January 1, 2013 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements. Rental expenses, including allocated amounts, for 2013 were approximately $2.5 million.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. Rental expenses for 2015 and 2014 were $0.2 million and $0.1 million, respectively.

Effective September 24, 2014, the Company entered into a lease agreement for its new Massachusetts office. Rental expense for 2015 was $0.9 million. No rental expense was incurred for 2014.

a. At January 1, 2016, minimum aggregate rental commitments were as follows:

Year Ending December 31	(In Thousands) Operating Leases
1. 2016	1,357
2. 2017	1,362
3. 2018	1,366
4. 2019	1,371
5. 2020	1,375

6. Aggregate total all future years	$2,862

18.	DEBT

On April 1, 2014, the Company entered into a $500.0 million revolving credit facility (the “Facility”) with Bank of America Merrill Lynch. Borrowings under the Facility were for general corporate purposes. Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility had a 180 day tenor. The Facility was secured by certain securities held in an account established for this purpose, and borrowings were limited to a specified percentage of the value of the securities in this account. The total interest paid under the Facility in 2014 was approximately $1.1 million. This facility was terminated on December 22, 2014.

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Replacement Facility”) with Societe Generale. Borrowings under the Replacement Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Replacement Facility, and the Replacement Facility has a 270 days rolling margin commitment. The Replacement Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2015 and 2014 were approximately $1.7 million and $90 thousand respectively and the total interest paid under the Replacement Facility in 2015 and 2014 was approximately $27 thousand and $90 thousand, respectively. At December 31, 2015, there was $25 million outstanding under the Replacement Facility.

The Company is a member of the Federal Home Loan Bank of Indianapolis (the “FHLB”). Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for back-up liquidity. The Company determined that its estimated maximum borrowing capacity available at December 31, 2015 as $132.9 million. The Company calculated this amount in accordance with its current FHLB capital stock. At December 31, 2015 there were no amounts outstanding.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

FHLB Capital Stock

a. Aggregate Totals

1 Year Ended 2015 (In Thousands)	1 Total 2+3	2 General Account	3 Separate Accounts
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	2,640	2,640	—
(c) Activity Stock	—	—	—
(d) Excess Stock	3,341	3,341	—
(e) Aggregate Total (a+b+c+d)	5,981	5,981	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	132,916	XXX	XXX
2 Year Ended 2014 (In Thousands)
(a) Membership Stock – Class A	$—	$—	$—
(b) Membership Stock – Class B	641	641	—
(c) Activity Stock	8,809	8,809	—
(d) Excess Stock	1,050	1,050	—
(e) Aggregate Total (a+b+c+d)	10,500	10,500	—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	233,333	XXX	XXX

b. Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	—	—	—	—	—	—
Class B	$5,981	$5,981	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Collateral Pledged to FHLB

a. Amount Pledged as of Reporting Date

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Total Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Total Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Total Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Total Collateral Pledged	$276,982	$269,387	$229,589

b. Maximum Amount Pledged During Reporting Period

	1	2	3
(in thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
1. Current Year Total General and Separate Accounts Maximum Collateral Pledged (Lines 2+3)	$616,227	$607,594	$396,439
2. Current Year General Account Maximum Collateral Pledged	526,738	518,917	329,983
3. Current Year Separate Accounts Maximum Collateral Pledged	89,489	88,677	66,456

4. Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	$276,982	$269,387	$229,589

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Borrowing from FHLB

a. Amount as of Reporting Date

	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Current Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$—	$—	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$—	$—	$—

`	1	2	3	4
	Total	General	Separate	Funding Agreements
1 Prior Year (In Thousands)	2+3	Account	Accounts	reserves Established
(a) Debt	$210,000	$210,000	$—	XXX
(b) Funding Agreements	—	—	—	XXX
(c) Other	—	—	—
(d) Aggregate Total	$210,000	$210,000	$—

b. Maximum Amount during Reporting Period (Current Year)

	1	2	3
(In Thousands)	Total	General	Separate
	2+3	Account	Accounts
(1) Debt	$210,000	$210,000	$—
(2) Funding Agreements	—	—	—
(3) Other	—	—	—
(4) Aggregate Total	$210,000	$210,000	$—

c. FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
(1) Debt	YES
(2) Funding Agreements	NO
(3) Other	NO

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 AND 2014 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

19.	SUBSEQUENT EVENTS

On March 28, 2016, the Company paid a $200 million dividend, of which $169.5 million was ordinary and $30.5 million was extraordinary, to the Parent. The Company is not aware of any other events that occurred subsequent December 31, 2015 that would have had a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2016 to April 29, 2016, the date the financial statements were available to be issued.

PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on April 30, 2009.)

	(3)	Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(4)	Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.)

	(5)	Sales Operations and General Agent Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(3)	Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Maturity Extension Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.)

	(6)	Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on December 9, 1998.)

	(7)	Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

	(8)	Directed Deductions Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

H.	(1)	Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on February 3, 2000.)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.)

	(3)	Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-82957, filed on July 27, 2001.)

	(4)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc,, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.)

	(5)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 26, 2002.)

	(6)	Participation Agreement, dated April 30, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust, and Rydex Distributors, Inc. (Incorporated herein by reference to Post-

Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 26, 2002.)

	(7)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(8)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds, and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.)

	(9)	Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-59662, filed on February 26, 2003.)

	(10)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.)

	(11)	Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005).

	(12)	Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 22, 1997.)

	(13)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.)

	(14)	Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 33-41628, filed on April 26, 1999.)

	(15)	Participation Agreement, dated October 1, 2008, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, American Funds Insurance Series, and Capital Research and Management Company. (Incorporated by reference to the Registration Statement on Form N-6, File No. 111688, filed on September 22, 2008.)

	(16)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II, and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6, File No. 333-65048, filed on December 10, 2012.)

I.		Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.)

J.	(1) Powers of Attorney.

(2) Resolution of the Board of Directors of the Depositor dated April 27, 2016, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 2, 2016.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consent of Independent Registered Public Accounting Firm.

O.	None.

P.	None.

Q.	None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	President, Chief Risk Officer and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Keith A. Dall Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Executive Vice President, Chief Actuary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Delaware Life Holdings, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed May 2, 2016.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Kathleen T. Baron	Chief Anti-Money Laundering Compliance Officer
	Kenneth N. Crowley	Assistant Vice President and Senior Counsel
	Lakshmi S. Krishnan	Tax Officer
	Maura A. Murphy	Assistant Vice President and Senior Counsel
	Maryellen Percuoco	Clerk and Assistant Secretary

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 2nd day of May, 2016.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E, Sams, Jr.*	Chief Executive Officer and Director	May 2, 2016
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting Officer and Treasurer	May 2, 2016
Michael K. Moran
(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 2, 2016
Kenneth N. Crowley	Dennis A. Cullen, Director
Daniel J. Towriss, Director

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on May 2, 2016. Powers of attorney are included herein as Exhibit J(1).

EXHIBIT INDEX

J(1)	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)